                                                      Registration No. 333-45343

              As filed with the Securities and Exchange Commission
                               on April 29, 1999

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                       POST-EFFECTIVE AMENDMENT NO. 2 TO
                                    FORM S-6

              FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM N-8B-2

                       LIFE INSURANCE SEPARATE ACCOUNT OF
                          USAA LIFE INSURANCE COMPANY
                             (Exact Name of Trust)

                          USAA LIFE INSURANCE COMPANY
                              (Name of Depositor)
                         9800 Fredricksburg Road, C-3-W
                            San Antonio, Texas 78288
         (Complete Address of Depositor's Principal Executive Offices)

                              DWAIN A. AKINS, ESQ.
                Assistant Vice President and Assistant Secretary
                          USAA Life Insurance Company
                         9800 Fredricksburg Road, C-3-W
                            San Antonio, Texas 78288
                (Name and Complete Address of Agent for Service)

                  Please send copies of all communications to:

                              GARY O. COHEN, ESQ.
                        Freedman, Levy, Kroll & Simonds
                    1050 Connecticut Avenue, N.W., Suite 825
                             Washington, D.C. 20036
                                 (202) 457-5107

                Title and Amount of Securities Being Registered:
                      An Indefinite Amount of Interests in
                       Life Insurance Separate Account of
                          USAA Life Insurance Company
                Under Variable Universal Life Insurance Policies

                           EXHIBIT INDEX ON PAGE ___

                                                                   Page 1 to ___

Approximate Date of Proposed Public Offering:  Continuous.

This filing is made pursuant to Rules 6c-3 and 6e-3(T) under the Investment Company Act of 1940.

It is proposed that this filing will become effective (check the appropriate box):

[_]  Immediately upon filing pursuant to paragraph (b) of Rule 485

[X]  On May 1, 1999 pursuant to paragraph (b) of Rule 485

[_]  60 days after filing pursuant to paragraph (a)(1) of Rule 485

[_]  On (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following:

[_] This post-effective amendment designates a new effective date for previously filed post-effective amendment.

Title of Securities Being Registered: Units of Interest in the Life Insurance Separate Account of USAA Life Insurance Company under the Variable Universal Life Insurance Policy.

                     RECONCILIATION AND TIE BETWEEN ITEMS IN
                         FORM N-8B-2 AND THE PROSPECTUS

                       LIFE INSURANCE SEPARATE ACCOUNT OF
                          USAA LIFE INSURANCE COMPANY

ITEM NO. OF FORM N-8B-2 *    CAPTION IN PROSPECTUS**

1                            Cover Page

2                            Cover Page

3                            Not Applicable

4                            Policy Distribution

5                            Definitions

6                            Separate Account

7                            Not Required***

8                            Not Required***

9                            Legal Matters

10 Death Benefit; Other Policy Benefits; Payment of Policy Benefits; Transfer of Cash Value; Loans; Surrenders; Policy Lapse and Reinstatement; Investment Options - Voting Privileges; Investment Options - Additions or Changes to Investment Options; The Contract

11                           Investment Options

12                           Investment Options

13 The Policy at a Glance - Policy Charges and Deductions; The Policy at a Glance - Fund Fees and Other Expenses; Charges and Deductions; USAA Life

14                           Policy Issuance; Premium Payments

15                           Premium Payments; Investment Options

16                           Premium Payments - Allocation of Premiums;
                             Investment Options

17 Death Benefit; Other Policy Benefits; Payment of Policy Benefits; Transfer of Cash Value; Loans; Surrenders; Policy Lapse and Reinstatement

18 Tax Matters - Taxation of Policy Proceeds: Our Taxes; Separate Account; Charges and Deductions - Monthly Deductions: Mortality and Expense Risk Charge; Financial Statements

19                           USAA Life; Reports and Records

20                           Not Applicable

21                           Loans

22                           Not Applicable

23                           Not Applicable**

24 Charges and Deductions; Cash Value; Telephone Transactions; Free Look Right; Postponement of Payments; More Policy Information

25                           USAA Life

26                           Not Applicable

27                           USAA Life

28                           USAA Life - Directors of USAA Life; USAA Life -
                             Officers (other than Directors)

29                           USAA Life

30                           Not Applicable

31                           Not Applicable

32                           Not Applicable

33                           Not Applicable

34                           Not Applicable

35                           Policy Distribution

36                           Not Required***

37                           Not Applicable

38                           Policy Distribution

39                           Policy Distribution

40                           Not Applicable

41                           Policy Distribution; Investment Options

42                           Not Applicable

43                           Not Applicable

44                           Charges and Deductions - Other Charges; Investment
                             Options

45                           Not Applicable

46                           Charges and Deductions - Other Charges; Investment
                             Options

47                           Not Applicable

48                           Not Applicable

49                           Not Applicable

50                           Not Applicable

51                           Not Applicable**

52                           Investment Options - Additions or Changes to
                             Investment Options

53                           Tax Matters - Taxation of USAA Life

54                           Not Applicable

55                           Not Applicable**

56                           Not Required***

57                           Not Required***

58                           Not Required***

59                           Not Required***

      * Registrant includes this Reconciliation and Tie Sheet in the amendment to its Registration Statement in compliance with Instruction 4 as to the Prospectus as set out in Form S-6. Registrant filed a Notification of Registration as an investment company on Form N-8A and a Form N-8B-2 Registration Statement under the Investment Company Act of 1940 on January 30, 1998. Pursuant to Sections 8 and 30(b)(1) of the Investment Company Act of 1940, Rule 30a-1 under that Act, and Forms N-8B-2 and N-SAR under that Act, Registrant will keep its Form N-8B-2 Registration Statement current through the filing of periodic reports required by the Securities and Exchange Commission.

      ** Caption in Prospectus, to the extent relevant to this Form. Certain items are not relevant pursuant to the administrative practice of the Commission and its staff of adapting the disclosure requirements of the Commission's registration statement forms in recognition of the differences between variable life insurance policies and other periodic payment plan certificates issued by investment companies and between separate accounts organized as management companies and unit investment trusts.

      *** Not required pursuant to Instruction 1(a) as to the Prospectus as set out in Form S-6.

                                                     USAA LIFE INSURANCE COMPANY

                                                         VARIABLE UNIVERSAL LIFE

                                                                      PROSPECTUS


                                                                     May 1, 1999



                          [LOGO OF USAA APPEARS HERE]

USAA Life Insurance Company

Variable Universal Life


TABLE OF CONTENTS

SECTION

A.  Variable Universal Life Insurance Policy Prospectus                  3A-84A

B.   USAA Life Investment Trust Prospectus                               1B-23B

C. Scudder Variable Life Investment Fund Prospectus
     (Capital Growth Portfolio)

D.   Alger American Fund Prospectus (American Growth Portfolio)

E.   BT Insurance Funds Trust Prospectuses
     (BT Equity 500 Index Fund)
     (BT Small Cap Index Fund)
     (BT EAFE(R) Equity Index Fund)

                      This page left blank intentionally

VARIABLE UNIVERSAL LIFE INSURANCE POLICY
Offered By
USAA LIFE INSURANCE COMPANY                             PROSPECTUS DATED:
9800 Fredericksburg Road, San Antonio, Texas 78288         May 1, 1999
Telephone:  toll free 1-800-531-8303

This Prospectus describes a Variable Universal Life Insurance Policy ("Policy") that we are offering, through our Life Insurance Separate Account, to individual members of the United Services Automobile Association ("USAA"), the parent company of the USAA Group of Companies, as well as to the general public.

The Policy offers you:

     . Life insurance protection guaranteed by USAA Life. See "Policy Benefits."

     . 12 investment options, available through the Separate Account, including Funds of USAA LIFE INVESTMENT TRUST, THE ALGER AMERICAN FUND, SCUDDER VARIABLE LIFE INVESTMENT FUND, and BT INSURANCE FUNDS TRUST. See "Investment Options" and the accompanying Fund prospectuses for a description of the Funds.

     .  Flexible premium payments.  See "Premium Payments."

PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. YOUR PROSPECTUS AND POLICY MAY REFLECT VARIATIONS REQUIRED BY THE LAWS OF YOUR STATE. THIS PROSPECTUS IS NOT VALID UNLESS ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR THE FUNDS. DEFINED TERMS USED IN THIS PROSPECTUS APPEAR AT THE BEGINNING OF THIS BOOKLET.

                    Accumulation Units of the Variable Fund Accounts are not deposits or other obligations of, or guaranteed by, the USAA Federal Savings Bank, are not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency, are subject to investment risks, and may lose value.

IMPORTANT           The Securities and Exchange Commission ("SEC") has not approved or
NOTICES             disapproved these securities or passed upon the adequacy of this Prospectus.
                    Any representation to the contrary is a criminal offense.   The Policies are
                    solely the obligations of USAA Life and are not the obligations of, or guaranteed by, anyone else. The Policy does not have a minimum guaranteed cash value, which means that you bear the entire investment risk that your
                    Policy cash value could decline to zero.

                    YOU MAY CANCEL THE POLICY WITHIN 10 DAYS AFTER RECEIVING IT, OR SUCH LONGER
                    PERIOD AS THE LAWS OF YOUR STATE MAY REQUIRE.


                                      3A

TABLE OF CONTENTS

                                                                       Page
                                                                       ----

DEFINITIONS                                                              6A
THE POLICY AT A GLANCE                                                   9A
QUESTIONS AND ANSWERS                                                   12A
POLICY INFORMATION                                                      15A
     Policy Issuance                                                    15A
          Who May Purchase a Policy                                     15A
          How to Purchase a Policy                                      15A
          Effective Date of Your Policy                                 16A
     Premium Payments                                                   16A
          Methods of Payment                                            16A
          Amount and Frequency of Payments                              16A
     Allocation of Premiums                                             16A
          Planned Periodic Premium Payments                             17A
          Annual Target Premium Payment                                 17A
     Investment Options                                                 17A
          Additions or Changes to Investment Options                    19A
          Voting Privileges                                             19A
          Special Considerations                                        19A
     Policy Lapse and Reinstatement                                     20A
          Lapse                                                         20A
          Grace Period                                                  20A
          Guaranteed Death Benefit                                      20A
          Reinstatement                                                 21A
     Charges and Deductions                                             21A
          Premium Charge                                                21A
          Monthly Deductions from Cash Value                            21A
          Separate Account Charges                                      22A
          Transfer Charges                                              22A
          Surrender Charges                                             22A
          Other Charges                                                 23A
          Deduction of Charges                                          23A
     Death Benefit                                                      23A
          Choosing Between Option A and Option B                        24A
          Illustrations of Option A and Option B                        24A
          Changing Your Death Benefit Option                            24A
          Changing Your Policy's Specified Amount                       25A
     Other Policy Benefits                                              25A
          Optional Insurance Benefits                                   25A
          Benefits at Maturity                                          27A
     Payment of Policy Benefits                                         27A
          Payment of Death Benefit                                      27A
          Payment of Maturity Benefit                                   27A
          Death Benefit Payment Options                                 27A
     Cash Value                                                         28A
          Calculating Your Value in the Variable Fund Accounts          28A


                                      4A

     Transfer of Value                                                  29A
     Loans                                                              29A
          Loan Collateral                                               29A
          Loan Interest                                                 30A
          Repayment of Indebtedness                                     30A
          Effect of Policy Loans                                        30A
     Surrenders                                                         30A
          Full Surrenders                                               31A
          Partial Surrenders                                            31A
     Telephone Transactions                                             31A
     Dollar Cost Averaging Program                                      31A
     Free Look Right                                                    32A
     Postponement of Payments                                           32A
MORE POLICY INFORMATION                                                 32A
     Owners and Beneficiaries                                           32A
          Owners                                                        32A
          Beneficiaries                                                 33A
     Calculating Your Cost of Insurance                                 33A
          Net Amount at Risk                                            33A
          Net Amount at Risk - More Than One Rate Class                 34A
          Cost of Insurance Rates                                       34A
     Minimum Amount Insured                                             34A
     The Contract                                                       35A
     Incontestability                                                   35A
     Misstatement of Age or Sex                                         36A
     Suicide Exclusion                                                  36A
     Non-Participating Policy                                           36A
     Reports and Records                                                36A
PERFORMANCE INFORMATION                                                 37A
OTHER INFORMATION                                                       37A
     USAA Life                                                          37A
          Directors of USAA Life                                        38A
          Officers (other than Directors)                               39A
     Separate Account                                                   41A
     Policy Distribution                                                41A
     Year 2000 Disclosure                                               41A
     Tax Matters                                                        42A
          Taxation of Policy Proceeds                                   42A
          Taxation of USAA Life                                         46A
     State Regulation of USAA Life                                      46A
     Legal Matters                                                      47A
     Independent Auditors                                               47A
     Registration Statement                                             47A
     Financial Statements                                               47A


                                      5A

DEFINITIONS

IN THIS PROSPECTUS:

ACCUMULATION UNIT or UNIT means an accounting unit of measure that we use to calculate values in each Variable Fund Account.

ADMINISTRATIVE CHARGE means a monthly charge deducted from the Policy's cash value during the first Policy Year only. The Administrative Charge compensates us for the start-up expenses we incur in issuing the Policy. The Administrative Charge is shown on the Policy Information Page.

ANNIVERSARY means the same date each succeeding year as the Effective Date of the Policy.

ANNUAL TARGET PREMIUM PAYMENT means an annual amount of premium payment that we establish when we issue your Policy. It is shown on the Policy Information Page. We use it to determine whether a premium charge will be deducted from premium payments, whether a surrender charge is imposed on a full surrender, and whether the Guaranteed Death Benefit applies.

BENEFICIARY means the person or entity designated to receive the death benefit upon the Insured's death.

CASH SURRENDER VALUE means your Policy cash value less the surrender charge, if any, payable on full surrender of your Policy.

CASH VALUE, on the Effective Date, means the Net Premium less the Monthly Deduction for the following month. Thereafter, on any Valuation Date, cash value means the sum of:

     .  your Policy's value that you invest in the Variable Fund Accounts;

     . plus, if applicable, any value that you transfer from the Separate Account to USAA Life's general account to secure any Policy loan;

     . plus any interest earnings we credit on the value held in the general account;

     . less the amount of any outstanding loan including any unpaid loan interest; and

     . less any Monthly Deductions, transfer charges, and partial surrender charges we apply through that date.

DATE OF RECEIPT means the date we actually receive the item at our Home Office, subject to two exceptions:

     . if we receive the item on a date other than a Valuation Date, the Date of Receipt will be the following Valuation Date; and

     . if we receive the item on a Valuation Date after close of regular trading of the New York Stock Exchange, the Date of Receipt will be the following Valuation Date.

DEATH BENEFIT means the benefit we pay in accordance with the death benefit option in effect on the Insured's death (1) reduced by any Indebtedness and any due and unpaid Monthly Deductions; and (2) increased by any optional insurance benefits provided by rider.

DEATH BENEFIT OPTION means one of the two death benefit options that the Policy provides, namely, Option A and Option B. Option A is the greater of the current Specified Amount or the Minimum Amount Insured. Option B is the greater of the current Specified Amount, plus the Policy's cash value, or the Minimum Amount Insured.

                                      6A

EFFECTIVE DATE means the date we approve the application and issue your Policy or the date we approve any increase in Specified Amount under your Policy. The Effective Date is shown on the Policy Information Page.

FREE LOOK PERIOD means the period of time required by state law during which you may return the Policy for cancellation and receive a refund. If you request cancellation of the Policy during the Free Look Period, we will refund the greater of (1) the premium payments you have paid, or (2) the value of the Variable Fund Accounts as of the Date of Receipt of your request to cancel plus any premium charge, Monthly Deduction and mortality and expense charge that we have deducted. The Free Look Period is shown on the Policy Information Page.

FUND means an investment portfolio that has specific investment objectives and policies and is offered by a Mutual Fund.

GUARANTEED DEATH BENEFIT means that if you pay a sufficient amount of premium, we guarantee your Policy will not lapse during the first five Policy Years and that we will pay a Death Benefit.

HOME OFFICE means USAA Life Insurance Company, USAA Building, 9800 Fredericksburg Road, San Antonio, Texas 78288.

INDEBTEDNESS means the sum of all unpaid Policy loans and any unpaid accrued interest due on such loans.

INSURED means the person whose life is insured. The Insured is identified on the Policy Information Page. The Insured may or may not be the Owner.

LAPSE means your Policy has terminated because of insufficient cash value from which to deduct the Monthly Deduction and any loan interest then due. No insurance coverage exists when your Policy has lapsed.

MAINTENANCE CHARGE means a monthly charge that we deduct from the Policy's cash value. The Maintenance Charge compensates us for recurring administrative expenses related to the maintenance of the Policy and the Separate Account. The Maintenance Charge is shown on the Policy Information Page.

MATURITY DATE means the date that we will pay your Policy's cash value to you, as long as the Policy has not terminated because of lapse, full surrender, or the Insured's death. The Maturity Date is shown on the Policy Information Page.

MONTHLY ANNIVERSARY means the same date of each succeeding month as the Effective Date of your Policy.

MONTHLY DEDUCTION means a charge we make under your Policy each month against the Policy's cash value. The charge is equal to:


     .  the cost of insurance and any riders; plus

     . the administrative charge that is applied during the first 12 months that the Policy is in effect; plus

     .  the maintenance charge.

MINIMUM AMOUNT INSURED means the amount of life insurance required by the Internal Revenue Code to qualify your Policy as life insurance and to exclude the Death Benefit from a Beneficiary's taxable income.

MUTUAL FUND means an open-end investment company under federal securities law. It may offer shares of several different Funds for investment.

                                      7A

NET ASSET VALUE means the current value of each Fund's total assets, less all liabilities, divided by the total number of shares outstanding.

NET PREMIUM PAYMENT means the amount of a premium payment less the Policy's premium charge.

NOTICE TO US means your signed statement that we receive at our Home Office and that is in a form satisfactory to us.

OWNER means the person to whom we owe the rights and privileges of the Policy.

POLICY INFORMATION PAGE means the page that identifies certain information about the Policy and specifies certain terms of the Policy.

POLICY YEAR means a period of 12 calendar months starting with the Effective Date of the Policy, and each 12-month period thereafter. For example, if your Policy was issued on July 15, your first Policy Year would end on the following July 14. Each subsequent Policy Year would start on July 15 and end on July 14.

PREMIUM CHARGE means an amount that we deduct from premium payments to compensate us for sales charges and taxes related to the Policy.

SEPARATE ACCOUNT means the Life Insurance Separate Account of USAA Life Insurance Company. The Separate Account is an investment account established under Texas law through which we invest the Net Premium Payments we receive for investment in the Variable Fund Accounts under the Policy. The Separate Account is divided into subdivisions called the Variable Fund Accounts. Each Variable Fund Account invests the Net Premium Payments allocated to it in a particular Fund. We own the assets of the Separate Account. To the extent that the assets are equal to the reserves and other contractual liabilities, they are not chargeable with liabilities arising out of any other business of ours. We credit or charge the income, gains, and losses, realized or unrealized, from the assets of the Separate Account against the Separate Account without regard to our other income, gains or losses. We registered the Separate Account as an investment company under federal securities law.

SPECIFIED AMOUNT means the minimum death benefit payable as long as the Policy is in effect. It is also the amount of life insurance we issue. The specified amount is shown on the Policy Information Page.

SURRENDER CHARGE means an amount that we may deduct from your Policy's cash value if you surrender your Policy in full.

VALUATION DATE means any business day, Monday through Friday, on which the New York Stock Exchange is open for regular trading, except


     .  any day on which the value of the shares of a Fund is not computed, or

     . any day during which no order for the purchase, surrender or transfer of Accumulation Units is received.

VALUATION PERIOD means the period of time from the end of any Valuation Date to the end of the next Valuation Date.

VARIABLE FUND ACCOUNT means a subdivision of the Separate Account in which you may invest Net Premium Payments. The Policy provides several Variable Fund Accounts. Each Variable Fund Account corresponds to a particular Fund. Net Premium Payments that you allocate to a Variable Fund Account are invested in a particular Fund. We also refer to the Variable Fund Accounts as Accounts in this Prospectus.

WE, OUR, US, OR USAA LIFE means USAA Life Insurance Company.

YOU, YOUR OR YOURS refers to the Owner of the Policy.

                                      8A

THIS POLICY AT A GLANCE

The following is a snapshot of the Policy. Please refer to the remainder of the Prospectus for further details and other information.


                                                              PREMIUM PAYMENTS AND WITHDRAWALS
MINIMUM AMOUNTS
INITIAL PREMIUM                                      Depends on Specified Amount of insurance coverage
SUBSEQUENT PREMIUMS                                  Depends on Specified Amount of insurance coverage
WITHDRAWALS                                                                None

                                                                  INSURANCE BENEFITS
DEATH BENEFITS
OPTION A                                           Greater of Specified Amount or Minimum Amount Insured
OPTION B                                   Greater of Specified Amount plus cash value or Minimum Amount Insured
MINIMUM COVERAGE REQUIRED                              $100,000 ($25,000 for Insureds under age 18)
MINIMUM INCREASE OR DECREASE                 $25,000, subject to $50,000 minimum coverage amount ($25,000 for
IN COVERAGE                                           Insureds under age 18) with certain exceptions
OPTIONAL INSURANCE                                       Accelerated Benefit for Terminal Illness
BENEFITS AVAILABLE                                               Accidental Death Benefit
BY RIDER                                                       Children Term Life Insurance
                                                                  Extended Maturity Date
                                               Waiver of Monthly Deduction in Event of Permanent Disability

BENEFITS AT MATURITY                                             Current Policy cash value

                                                   POLICY CHARGES AND DEDUCTIONS

PREMIUM CHARGE                             3% from each premium payment received until 10 Annual Target Premium
                                                                       Payments paid

MONTHLY DEDUCTIONS FROM CASH VALUE

 COST OF INSURANCE CHARGE1                        Issue Class      Current Monthly    Guaranteed Monthly2
(PER $1000 OF NET AMOUNT AT                                       Cost of Insurance    Cost of Insurance
RISK)                                                             -----------------   -------------------
                                                                       Per (000)            Per (000)

 MINIMUM MONTHLY COST OF
 INSURANCE RATES
 MALE, AGE 9                           Standard                           $0.08                  $0.12
 MALE, AGE 26                          Preferred Ultra                    $0.05                  $0.12
 FEMALE, AGE 9                         Standard                           $0.08                  $0.12
 FEMALE, AGE 32                        Preferred Ultra                    $0.03                  $0.11


 MAXIMUM MONTHLY COST OF
 INSURANCE RATES
 MALE, AGE 99                          Standard                           $63.03                 $83.33
 MALE, AGE 99                          Preferred Ultra                    $27.84                 $83.33
 FEMALE, AGE 99                        Standard                           $61.32                 $83.33
 FEMALE, AGE 99                        Preferred Ultra                    $20.55                 $83.33

-------------------------------------
1 The cost of insurance charge for an Insured depends on the age, sex, and rate class of the Insured. See "Calculating Your Cost of Insurance."

2  Based on the 1980 Commissioners Standard Ordinary Mortality Table.


                                      9A


ADMINISTRATIVE CHARGE                                   $10 per month (applies only during first Policy Year)
MAINTENANCE CHARGE                                                          $5 per month
TERMINAL ILLNESS RIDER                                                          None
ACCIDENTAL DEATH BENEFIT RIDER                                   $.07 per $1,000 coverage per month

CHILDREN TERM LIFE INSURANCE
Rider                                                            $.50 per $1,000 coverage
EXTENDED MATURITY DATE RIDER                                               None

WAIVER OF MONTHLY DEDUCTION             Depends on age of Insured.  We apply the Waiver of Monthly Deduction rates
RIDER                                     to the amount of Monthly Deduction to be waived.  The rates vary from a minimum of $.05 per $1.00 of Monthly Deduction at ages 15-30 to a maximum of
                                         $.277 per $1.00 of Monthly Deduction at age 59.  The rates do not vary by underwriting class or sex.

TRANSFER CHARGE                         $0 for first six transfers each Policy Year; $25 per transfer in excess of six per Policy Year

SEPARATE ACCOUNT CHARGES
MORTALITY AND EXPENSE CHARGE                           0.75% of net assets of Separate Account3
FEDERAL INCOME TAX CHARGE                                           Currently none4

SURRENDER CHARGES
PARTIAL SURRENDER                                         Lesser of $25 or 2% of amount withdrawn
FULL SURRENDER                          Maximum of 50% of Annual Target Premium Payment (declines each Policy Year to 0% after the 10th Policy Year)

 Minimum and Maximum Surrender
  Charges:

Minimum Surrender Charges Per
 $1,000 of Insurance
   Male, Standard                        Age 1            $2.45 at issue, grading to $0.00 after ten Policy Years
   MALE, PREFERRED ULTRA                 Age 18           $1.76 at issue, grading to $0.00 after ten Policy Years
   FEMALE, STANDARD                      Age 1            $2.41 at issue, grading to $0.00 after ten Policy Years
   FEMALE, PREFERRED ULTRA               Age 18           $1.53 at issue, grading to $0.00 after ten Policy Years

Maximum Surrender Charges Per
 $1,000 of Insurance
   Male, Standard                        Age 80           $39.35 at issue, grading to $0.00 after ten Policy Years
   MALE, PREFERRED ULTRA                 Age 80           $28.50 at issue, grading to $0.00 after ten Policy Years
   FEMALE, STANDARD                      Age 80           $36.89 at issue, grading to $0.00 after ten Policy Years
   FEMALE, PREFERRED ULTRA               Age 80           $24.70 at issue, grading to $0.00 after ten Policy Years

---------------------
3 We deduct the Mortality and Expense Charge on a daily basis at an annual rate of 0.75% of the value of each Variable Fund Account.

4 We do not currently deduct a Federal Income Tax Charge from the assets of the Separate Account, because USAA Life does not currently incur any income tax on the earnings or the realized capital gains attributable to the Separate Account.

                                      10A


                                          FUND FEES AND OTHER EXPENSES

                                                                           TOTAL FUND            TOTAL FUND
                                   OTHER EXPENSES    OTHER EXPENSES    OPERATING EXPENSES    OPERATING EXPENSES
                     MANAGEMENT    BEFORE EXPENSE     AFTER EXPENSE      BEFORE EXPENSE         AFTER EXPENSE
   NAME OF FUND         FEES        REIMBURSEMENT     REIMBURSEMENT       REIMBURSEMENT        REIMBURSEMENT5
---------------------------------------------------------------------------------------------------------------------
USAA LIFE
INVESTMENT TRUST

Money Market                .20%              .60%              .15%                  .80%                  .35%

Income                      .20%              .35%              .15%                  .55%                  .35%

Growth and Income           .20%              .17%              .15%                  .37%                  .35%

World Growth                .20%              .46%              .45%                  .66%                  .65%

Diversified Assets          .20%              .25%              .15%                  .45%                  .35%

Aggressive Growth           .50%              .34%              .20%                  .84%                  .70%

International               .65%              .70%              .45%                 1.35%                 1.10%
-----------------------------------------------------------------------------------------------------------------

ALGER AMERICAN FUND

Growth Portfolio            .75%              .04%              .04%                  .79%                  .79%
-----------------------------------------------------------------------------------------------------------------

SCUDDER VARIABLE LIFE
INVESTMENT FUND

Capital Growth Portfolio
Class A Shares             .475%             .035%             .035%                  .51%                  .51%
-----------------------------------------------------------------------------------------------------------------

BT INSURANCE
FUNDS TRUST

Equity 500 Index            .20%              .99%              .10%                 1.19%                  .30%
-----------------------------------------------------------------------------------------------------------------

Small Cap Index             .35%             1.23%              .10%                 1.58%                  .45%
-----------------------------------------------------------------------------------------------------------------

EAFE(R) Equity
Index                       .45%             1.21%              .20%                 1.66%                  .65%
-----------------------------------------------------------------------------------------------------------------

------------------------
5 We based the fee and expense figures shown with respect to each Fund on amounts incurred during the most recent fiscal year. During this period, certain expense reimbursement arrangements had the effect of reducing expenses actually paid by certain Funds of the USAA Life Investment Trust, and the BT Insurance Funds Trust, respectively. The expense reimbursement arrangements for the Funds of the USAA Life Investment Trust exist pursuant to an Underwriting and Administrative Services Agreement, under which USAA Life, out of its general account, has agreed to assume Fund expenses to the extent that such expenses exceed, on an annual basis, .65% of the monthly average net assets of the World Growth Fund, .70% of the monthly average net assets of the Aggressive Growth Fund, 1.10% of the monthly average net assets of the International Fund, and .35% of the monthly average net assets of each other Fund. This Agreement is terminable by any party thereto upon 120 days' notice to the other parties. Pursuant to a voluntary expense reimbursement arrangement, Bankers Trust reimburses the BT Funds for certain expenses so that the Equity 500 Index Fund, Small Cap Index Fund and EAFE(R) Equity Index Fund total operating expenses will not exceed .30%, .45%, and .65%, respectively. Bankers Trust may terminate such expense reimbursements at its discretion.

                                      11A

  TRANSFERS
NUMBER OF FREE          6 per Policy Year
TRANSFERS
MINIMUM AMOUNT OF       $250 (or remaining value in Variable Fund Account,
 TRANSFER               if less)
LOANS
MINIMUM LOAN            None
ACCOUNT
MAXIMUM LOAN            85% of  cash surrender value
AMOUNT
MAXIMUM INTEREST RATE   6% payable in advance, 4.5% preferred rate payable
                        in advance

QUESTIONS AND ANSWERS

The following are answers to some basic questions about the Policy. Please read the remainder of this Prospectus for further details.

WHAT KIND OF LIFE INSURANCE IS THE POLICY?

The Policy is a flexible premium variable life insurance policy. The Policy is called "flexible premium" because it gives you the flexibility to vary the amount and frequency of your premium payments, within certain limits. See "Premium Payments." The Policy is called "variable" life insurance because your cash value, your cost of insurance charges, and your life insurance (death) benefits can vary according to your investment in one or more Variable Fund Accounts. See "Cash Value," "Charges and Deductions - Monthly Deductions," and "Death Benefit." Your investment experience in the Variable Fund Accounts may be positive or negative. THE POLICY HAS NO MINIMUM GUARANTEED CASH VALUE, WHICH MEANS YOU BEAR THE ENTIRE INVESTMENT RISK THAT YOUR CASH VALUE COULD DECLINE TO ZERO.

HOW DO I BUY A POLICY?

You can buy a Policy by calling us at 1-800-531-8303 or by contacting one of our regional offices. Our licensed insurance representatives can help you complete an application and assist you through our application or "underwriting" process, which normally involves a medical exam. We will issue a Policy to you, provided you meet our requirements for insurability. We will not issue a Policy that insures a person older than age 80. We also reserve the right to reject an application for any reason. Insurance coverage under your Policy begins on its Effective Date. See "Policy Issuance."

HOW MUCH INSURANCE CAN I BUY?

The minimum amount of insurance you can buy is $100,000 ($25,000 if the Insured is less than 18 years of age). We call the amount of insurance that you specify on your application the "Specified Amount." Federal tax law limits your ability to make certain amounts of large premium payments relative to your Policy's Specified Amount and may impose penalties on amounts you take out of your Policy if you do not observe certain additional requirements. See "Premium Payments - Amount and Frequency of Payments" and "Tax Matters." We will monitor your premium payments to be sure that you do not exceed permitted amounts or inadvertently incur any tax penalties due to excess premium payments. You can change the Specified Amount, at any time, subject to the conditions described under "Death Benefit - Changing Your Policy's Specified Amount."

                                      12A

WHAT INSURANCE PROTECTION DOES THE POLICY OFFER?

The Policy offers two types of insurance protection or "death benefit" options. If you select the Option A death benefit, upon the Insured's death, we will pay your beneficiary the greater of:

     .  your Policy's Specified Amount, or

     .  the Minimum Amount Insured.

If you select the Option B death benefit, upon the Insured's death, we will pay your beneficiary the greater of the sum of your Policy's Specified Amount and your cash value, on the one hand, or the Minimum Amount Insured on the other. See "Death Benefit." As long as the Policy remains in effect, under either option, the death benefit will never be less than the Policy's Specified Amount, less any Indebtedness and any due and unpaid Monthly Deductions.

In addition, you can add optional insurance death benefits to a Policy by rider. See "Optional Insurance Benefits."

HOW MUCH ARE THE PREMIUM PAYMENTS?

Within certain limits, you have the flexibility to determine the amount and timing of your premium payments to reflect your changing financial conditions or objectives. We generally require a minimum initial premium to issue a Policy,
but we do not impose a minimum on your subsequent premium payments.   See
"Premium Payments." You must, of course, maintain sufficient cash value to keep your Policy in effect, which may require you to make additional unscheduled premium payments. See "Policy Lapse and Reinstatement."

You will usually plan a periodic premium schedule when applying for a Policy. If you wish, we will bill you for these amounts. However, you are not required
to follow this schedule.   See "Premium Payments."

WHAT ARE THE CHARGES AND DEDUCTIONS?

We assess certain charges and deductions to support the operation of your Policy and the Separate Account. Some charges apply to your premium payments, some apply to your cash value, and others apply to the Separate Account. In addition, we assess administrative fees for processing Policy transactions, such as partial surrenders of cash value and transfer of value among Variable Fund Accounts in excess of six free transfers per Policy Year. See "The Policy At a Glance" and "Charges and Deductions."

WHAT FACTORS AFFECT MY COST OF INSURANCE?

If you are the Insured, your cost of insurance will depend on your age, sex, and rate class. The rate class that applies depends on your health, whether you use tobacco, and other factors that we use to determine your insurability. During the life of the Policy, the maximum monthly cost of insurance charges will never exceed the guaranteed monthly cost of insurance rates specified in your Policy. See "Calculating Your Cost of Insurance."

WHAT IS THE SEPARATE ACCOUNT?

The Separate Account is a segregated asset account of USAA Life that supports the Policy's variable life insurance benefits. The Separate Account consists of 12 Variable Fund Accounts, each of which invests in a corresponding Fund. See "Investment Options."

                                      13A

WHAT ARE MY INVESTMENT CHOICES?

You may invest in up to 12 Variable Fund Accounts, each of which invests exclusively in a corresponding Fund of the USAA Life Investment Trust ("Trust"), The Alger American Fund ("Alger Fund"), Scudder Variable Life Investment Fund ("Scudder Fund"), or BT Insurance Funds Trust ("BT Fund"). See "Investment Options."

HOW WILL MY POLICY'S CASH VALUE VARY?

Your Policy's cash value will vary on a daily basis to reflect the investment experience of the Variable Fund Accounts. Your Policy's cash value also will reflect the amount and frequency of premium payments, any partial surrenders of cash value, any Policy loans and the charges and deductions connected with the Policy. Your Policy has no minimum guaranteed cash value, which means you bear the entire investment risk that your cash value could decline to zero. See "Cash Value."

HOW MAY I ALLOCATE MY CASH VALUE?

You may allocate your cash value to any of the Variable Fund Accounts by specifying on your Policy application how much of your Net Premium Payment you would like us to apply to each Account. We will allocate your Net Premium Payments in accordance with your allocation instructions on your application, until you direct otherwise. You may change future allocations at any time by telephone or by Notice to Us. You may allocate your Net Premium Payment in increments as small as 1/10th of one percent. See "Premium Payments."

CAN I TRANSFER VALUE AMONG INVESTMENT OPTIONS?

Yes. You can transfer value among the Variable Fund Accounts up to six (6) times per Policy Year without charge. Each transfer above six (6) in a Policy Year is subject to a $25 transfer charge. You may authorize transfers by telephone or by Notice to Us. See "Telephone Transactions." Each transfer must be at least $250, or the remaining value in the Variable Fund Account, if less. See "Transfer of Value."

HOW DO I ACCESS MY CASH VALUE?

You can partially or fully surrender the Policy for a portion or all of its cash value, less any applicable charges, any Indebtedness, and any due and unpaid Monthly Deductions. We assess an administrative charge equal to the lesser of $25 or 2% of the amount withdrawn for each partial surrender paid. We also assess a surrender charge for full surrenders. See "Surrenders" and "Charges and
Deductions - Surrender Charges."   Partial surrenders and related surrender
charges will reduce your Policy's death benefit on a dollar for dollar basis. See "Changing Your Policy's Specified Amount" under "Death Benefits." Full surrenders will terminate the Policy. See "Tax Matters" for a discussion of the tax consequences of surrenders.

CAN I BORROW AGAINST THE POLICY'S CASH VALUE?

Yes. You can borrow money from us by using your Policy as the sole security for the loan. The most you can borrow against your Policy is 85% of its cash surrender value. In some cases, we may reduce the amount you can borrow. Interest on any loan is payable in advance at the maximum annual interest rate of 6% (4.5% for preferred loans). Lower rates may be available. A loan, whether repaid or not, will have a permanent effect on the death benefit and cash value of your Policy. See "Loans."

                                      14A

WHAT WILL CAUSE THE POLICY TO LAPSE WITHOUT VALUE?

Lapse will only occur when your cash value is insufficient to pay the Monthly Deduction plus any loan interest then due and we do not receive sufficient payment during the grace period, unless you have paid enough premiums to qualify for the Guaranteed Death Benefit. See "Lapse and Reinstatement."

WILL THE POLICY'S DEATH BENEFIT AND CASH VALUE BE TAXED?

The Policy is intended to meet the definition of a "life insurance contract" under federal tax law. Therefore, the Policy's death benefit should be fully excludable from the beneficiary's gross income if paid by reason of the death of the Insured. In addition, any earnings on your investment in a Variable Fund Account should not be taxable to you while the Policy is in effect unless you surrender some or all of your Policy's cash value. We do not intend this discussion to be tax advice. You should consult with your own tax advisor before purchasing a Policy. See "Tax Matters."

CAN I OBTAIN PERSONALIZED ILLUSTRATIONS DEMONSTRATING HOW THE POLICY MIGHT WORK?

Yes. We will furnish, upon request and at no charge, a personalized illustration reflecting the proposed Insured's age, sex, and rate class. Where applicable, we will also furnish upon request an illustration for a Policy that is not affected by the sex of the Insured. We will base all such personalized illustrations, to the extent appropriate, upon the methodology and format of the form of illustration filed with the SEC. See "Registration Statement."

DO I HAVE A "FREE LOOK" RIGHT TO EXAMINE THE POLICY?

Yes. You may cancel the Policy within 10 days after receiving it, or such longer period as state law may require. USAA Life will refund the greater of your premium payments or the value of the Variable Fund Accounts as of the Date of Receipt of your cancellation request, plus any charges that we have deducted. See "Free Look Right."


POLICY INFORMATION

POLICY ISSUANCE

Who May Purchase a Policy

Any individual of legal age in a state where we may lawfully sell the Policies can apply to purchase a Policy. However, we will not issue a Policy that insures a person who is over 80 years of age.

How to Purchase a Policy

To obtain a Policy, you must complete an application and submit it, along with your initial premium payment (if required), to our Home Office. You also must provide us with satisfactory evidence of your insurability as part of the application or "underwriting" process. During the underwriting process, we will normally ask you to complete a medical examination so that we can assign you to an underwriting or "rate" class that we will use to determine your cost of insurance charges.


After we complete our underwriting process, we will promptly notify you of our decision regarding your application. We reserve the right to reject any application for any reason. If we accept your application, the insurance coverage provided by your Policy will begin as of the Effective Date. We may, at our discretion, backdate the Effective Date of a Policy by up to six months prior to the date of your application, if by doing so the Insured's issue age, and hence your cost of insurance charges, would be lower. If we backdate a Policy, your initial premium must include sufficient premium to cover the backdating period. We will make Monthly Deductions for the period the Policy is backdated. You will not receive any investment performance for the backdating period.

                                      15A

Effective Date of Your Policy

Insurance coverage begins on the Policy's Effective Date. We will need to receive your first premium payment to put your Policy into effect, unless the Specified Amount you are applying for, plus any other insurance you currently have with USAA Life, exceeds $500,000, in which case we will bill you. If you pay your first full premium with your Policy application and we issue the Policy as applied for, the Effective Date will ordinarily be the date we approve the application and issue your Policy.

PREMIUM PAYMENTS

Methods of Payment
We accept premium payments made by check or money order drawn on a U.S. bank in U.S. dollars and made payable to "USAA Life Insurance Company" or "USAA Life." We also accept premium payments made by bank draft, by wire, or by exchange from another insurance company. All premium payments must be sent directly to our Home Office. You can also use our Automatic Payment Plan to have monthly premium payments automatically deducted from your bank account. For further information about how to make premium payments by these methods and any other method we may make available, please contact us by calling 1-800-531-8303.

Amount and Frequency of Payments
You generally have the flexibility to determine the amount and frequency of your premium payments. You must, however, maintain sufficient cash value to keep your Policy in effect. See "Lapse and Reinstatement." In addition, you must observe the limitations described below.

   Initial Premium Payment. To issue a Policy, we generally require that you provide us with an initial premium payment equal to at least one full Planned Periodic Premium Payment, as specified in your Policy. If you have elected to use our Automatic Payment Plan, the minimum initial premium payment would equal two (2) monthly payments under the Plan.

   Minimum and Maximum Premium Payments. Except for your initial premium payment,we do not require any minimum premium payment. However, at no time may the total amount of your premium payments exceed the maximum amount allowed by federal tax law, unless necessary to prevent lapse. We will monitor your Policy's cash value and the amount of life insurance at risk to us that is required to qualify the Policy as life insurance and to exclude the death benefit from the beneficiary's taxable income. If a premium payment would cause you to exceed the maximum amount allowed by federal tax law, we will refund the excess premium payment to you. We also may invite you to apply, subject to proof of insurability, to increase the Specified
   Amount of your Policy.   For more information, please refer to "Tax Matters."

ALLOCATION OF PREMIUMS

On your Policy application, you must specify how much of your Net Premium Payments you want to allocate to each Variable Fund Account. You can specify allocations in increments as small as 1/10th of one percent, provided that the total amount of your allocations equals 100%.

   Premiums Received During the Application Process. We will hold your initial premium payment in our general account during the application process. During this time, we will not credit any earnings to you.

   Premiums Received During Free Look Period. We will allocate your initial Net Premium Payment to the Money Market Variable Fund Account at the Account's Accumulation Unit value next computed on the date we accept your application. We will allocate any subsequent Net Premium Payment that you make during your Free Look Period to the Money Market Variable Fund Account at the Account's

                                      16A

Accumulation Unit value next computed on the Date of Receipt of the payment.
See "Calculating Your Value in the Variable Fund Accounts." Your Net Premium Payments will remain in the Money Market Variable Fund Account for the Free Look Period plus five days. On the Valuation Date immediately following the end of that period, we will allocate your Net Premium Payments, plus any earnings, among the Variable Fund Accounts in accordance with the allocation instructions you specify on your Policy application, at the Accumulation Unit value next computed on that Date.

   Premiums Received After Free Look Period. We will allocate Net Premium Payments that you make after your Free Look Period in accordance with the allocation instructions you specify on your Policy application, unless you direct otherwise. We will credit your Net Premium Payments to the Variable Fund Accounts on the Date of Receipt at the Accumulation Unit value next computed on that Date.

   Changing Your Allocations. You may change your allocation instructions at any time by telephone or by Notice to us. There are no charges or fees for
   changing your allocation instructions.   The allocation change will become
   effective with the first premium payment we receive on or following the Date of Receipt of your request.

Planned Periodic Premium Payments
You may, for convenience, choose to make planned periodic premium payments.
Your Policy will show a schedule of planned periodic premium payments and, if you like, we will send you premium notices at quarterly, semi-annual, or annual intervals. To facilitate planned periodic premium payments, we also will accept monthly premium payments through our Automatic Payment Plan. You are not obligated to follow the schedule of planned periodic premium payments and failing to do so will not itself cause your Policy to lapse. Conversely, following the schedule will not guarantee that your Policy will remain in effect, unless you have made enough premium payments to qualify for the Guaranteed Death Benefit. See "Guaranteed Death Benefit."

Annual Target Premium Payment
We will use the Annual Target Premium Payment specified in your Policy to determine whether we will deduct a premium charge from your premium payments or a surrender charge if you fully surrender. See "Premium Charge" and "Surrender Charge" under "Charges and Deductions." We also will use the Annual Target Premium Payment to determine whether the Guaranteed Death Benefit applies. See "Guaranteed Death Benefit" under "Lapse and Reinstatement." We determine the Annual Target Premium Payment actuarially based on the age, sex and rate class of the Insured, and the insurance benefits contained in the Policy.

INVESTMENT OPTIONS

Currently, you may invest, through the Separate Account, in up to 12 Funds. The Separate Account consists of 12 Variable Fund Accounts, seven of which correspond to Funds of the Trust, three of which correspond to the BT Fund, and one each of which corresponds to a Fund of the Alger Fund and the Scudder Fund. You can invest in a Fund by allocating Net Premium Payments to the corresponding Variable Fund Account.

USAA Investment Management Company ("USAA IMCO"), 9800 Fredericksburg Road, San Antonio, Texas 78288, serves as the investment adviser to the Trust. USAA IMCO is a wholly-owned indirect subsidiary of USAA. Bankers Trust Company, 130 Liberty Street, New York, New York 10006, serves as the investment manager of the BT Fund. Fred Alger Management, Inc., 75 Maiden Lane, New York, New York 10038, serves as investment manager of the Alger Fund's Growth Portfolio. Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110, serves as the investment adviser to the Scudder Fund's Capital Growth Portfolio. USAA is not affiliated with Bankers Trust Company, Fred Alger Management, Inc., or Scudder, Kemper Investments, Inc.

                                      17A

A brief description of each Fund appears in the table below. For more information, including a discussion of potential investment and other risks, please refer to the accompanying prospectuses for the Funds.



FUND                                                     INVESTMENT OBJECTIVE
                                    --------------------------------------------------------------
USAA LIFE INVESTMENT TRUST
   Money Market Fund                Highest level of current income consistent with preservation of capital and maintenance of liquidity

   Income Fund                      Maximum current income without undue risk to principal

   Growth and Income Fund           Capital growth and current income

   World Growth Fund                Long-term capital appreciation

   Diversified Assets Fund          Long-term capital growth, consistent with preservation of
                                    capital and balanced by current income

   Aggressive Growth Fund           Appreciation of capital

   International Fund               Capital appreciation with current income as a secondary
                                    objective

THE ALGER AMERICAN FUND

   Growth Portfolio                 Long-term capital  appreciation

SCUDDER VARIABLE
LIFE INVESTMENT FUND

  Capital Growth Portfolio -        Maximize  long-term capital growth from a portfolio
  Class A shares                    consisting primarily of equity securities

BT INSURANCE FUNDS TRUST

   Equity 500 Index Fund            To replicate as closely as possible the performance of the
                                    Standard & Poor's 500 Composite Stock Price Index before the deduction of Fund expenses.

   Small Cap Index Fund             To replicate as closely as possible the performance of the
                                    Russell 2000 Index before the deduction of Fund expenses.

   EAFE(R) Equity Index  Fund       To replicate as closely as possible the performance of the
                                    Morgan Stanley Capital International Europe, Australia, Far
                                    East (EAFE) Index before the deduction of Fund expenses.

                                      18A

Additions or Changes to Investment Options

We may, from time to time, make additional Funds or Mutual Funds available as investment options through corresponding Variable Fund Accounts. We may do so when, for example, we believe marketing or investment conditions warrant.

We also reserve the right, subject to compliance with applicable law, to change the Funds that are or may be available as investment options. We may, for example, eliminate or merge one or more Funds or substitute the shares of a Fund for those of another Fund or Mutual Fund. We may do so, in our sole discretion, if in our judgment further investment in any Fund would be inappropriate in view of the purposes of the Policies. We will give you written notice of the addition, elimination, merger, or substitution of any Fund to the extent required by law. In any event, the Separate Account may purchase other securities for other classes of policies.

In the event of any substitution or other change, we may, by appropriate endorsement, make any changes in your Policy and any future policies as may be
necessary or appropriate to reflect the substitution or change.   Also, we may
operate the Separate Account as a management company, we may deregister it with the SEC in the event such registration is no longer required, or we may combine it with other USAA Life separate accounts.

Voting Privileges

From time to time, a Fund may seek shareholder approval on certain matters. Each Variable Fund Account is a shareholder of the corresponding Fund in which it invests. As the depositor of the Variable Fund Accounts, we are entitled to vote the shares held by the Accounts. However, in our view, applicable law currently requires us to vote the shares held by our Variable Fund Accounts in accordance with instructions that we receive from Owners who have a voting interest in the Funds. We presently intend to do so. We also presently intend to vote shares on which we have received no instructions, as well shares that we own that are not attributable to Policies, in the same proportion as we vote shares for which we have received instructions. If, however, applicable law changes or our view of the law changes, we may elect to vote the Fund shares in our own right.

The number of Fund shares for which you may provide instructions depends on your value in each corresponding Variable Fund Account, determined as of the record date established by the Fund for determining shareholders. See "Cash Value." We will send you voting instruction forms and related materials at the appropriate time.

We may disregard your voting instructions under certain circumstances as permitted by applicable law. In the event we disregard voting instructions, we will include a summary of that action and the reasons for such action in the next report to Owners.

Special Considerations

The Funds managed by Scudder, Alger Management, and Bankers Trust offer shares to separate accounts of unaffiliated life insurance companies to fund benefits under variable annuity contracts and variable life insurance policies. The Funds managed by USAA IMCO offer shares only to our separate accounts to fund benefits under the Contracts and the variable life insurance policies that we offer. The boards of directors or trustees of these Funds monitor for possible conflicts among separate accounts buying shares of the Funds. Conflicts could develop for a variety of reasons. For example, differences in treatment under tax and other laws or the failure by a separate account to comply with such laws could cause a conflict.

To eliminate a conflict, a Fund's board of directors or trustees may require a separate account to withdraw its participation in a Fund. A Fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account withdrawing because of a conflict.

                                      19A

POLICY LAPSE AND REINSTATEMENT

Lapse

Your Policy will lapse at any time that your Policy cash value is insufficient to pay the Monthly Deduction and any loan interest then due, unless you have paid enough premiums to qualify for the Guaranteed Death Benefit. See "Guaranteed Death Benefit." You should not consider any deduction for the cost of insurance after lapse a reinstatement of the Policy (or of any benefit provided by rider) nor a waiver by us of the lapse.

Grace Period

You have a grace period of 61 days during which to provide us with sufficient payment to keep your Policy in force. The grace period will begin on any Monthly Anniversary when your Policy cash value is insufficient to cover the Monthly Deduction for the following month and any loan interest then due. We will notify you, and any assignee of record, of the date the grace period expires and of the premium necessary to continue the Policy in effect. During the grace period, you must submit enough premium to cover three (3) Monthly Deductions and any loan interest due. The grace period is 61 days long and begins on the date we send notice to you.

If you fail to pay the necessary premium within the grace period, a Policy lapse will occur, terminating all insurance, including benefits provided by rider. If the Insured dies during the grace period, we will pay the death benefit, less any due and unpaid Monthly Deductions and any loan interest due through the month of death, to your beneficiary. We will not refund any cash value remaining in the Policy at the beginning of the grace period during the grace period or at lapse.

Guaranteed Death Benefit

You have the option to pay planned periodic premium payments based on the Annual Target Premium Payment specified in your Policy. If on any Monthly Anniversary during your first five (5) Policy Years the total premium you have paid, less any partial surrenders, is equal to or greater than the Annual Target Premium Payment specified in your Policy, adjusted to reflect the number of Monthly Anniversaries that have occurred since the Policy's Effective Date, then we guarantee that your Policy will not lapse, even if the cash value is insufficient to pay for the Monthly Deduction and any loan interest then due. The guaranteed death benefit is only available during the first five (5) Policy Years.

To illustrate how the guaranteed death benefit works, let's assume your Annual Target Premium Payment is $2,000. If you have paid an amount equal to three and a half Annual Target Premium Payments or $7,000, your Policy will not lapse, during the first three and a half Policy Years, even if your cash value on any Monthly Anniversary during that period is insufficient to pay your Monthly Deduction and any loan interest then due. The same would be true on any Monthly Anniversary thereafter, until after the fifth Policy Year, provided you have met the then applicable Annual Target Premium Payment requirements. Conversely, if you have not met the applicable Annual Target Premium Payment requirements on any Monthly Anniversary, the Guaranteed Death Benefit would not apply and your Policy would lapse if your cash value is insufficient to pay your Monthly Deduction and any loan interest then due.

If you change your Policy's Specified Amount within the first five (5) Policy Years, we will declare a new Annual Target Premium Payment and use it to determine whether the Guaranteed Death Benefit applies.

                                      20A

Reinstatement

You may reinstate a lapsed Policy within five (5) years from the date of lapse and before the Policy's maturity date. We will require the following for reinstatement:

     .  a completed written application for reinstatement;

     .  proof of insurability satisfactory to USAA Life;

     . payment of premium sufficient to pay the estimated Monthly Deductions for at least the three (3) Policy months beginning with the effective date of reinstatement; and

     .  payment of, or agreement to reinstate, any Policy Indebtedness.

The effective date of the reinstated Policy will be the Monthly Anniversary on or before approval date of reinstatement.

Upon reinstatement, we will reinstate your Policy's death benefit to the Specified Amount in effect at lapse, less, if applicable, any reinstated Indebtedness. Your Policy's initial reinstated cash value will be the net reinstated premium less the Monthly Deduction for the month following the effective date of the reinstatement plus, if applicable, any reinstated Indebtedness plus any interest earnings credited to the loan collateral held in the general account. You will not receive any past performance during the grace period.

One advantage of reinstating a lapsed Policy is that we will not deduct the first-year-only administrative charge again if it has already been paid. A possible disadvantage of reinstatement is that you must pay or reinstate any Policy Indebtedness.

CHARGES AND DEDUCTIONS

Premium Charge

We deduct a 3% premium charge from each premium we receive to compensate us for sales charges and taxes. The resulting Net Premium Payment is the amount we allocate to the Variable Fund Accounts that you select.


We will deduct the premium charge from all of your premium payments until the gross amount of premium payments we receive exceeds the sum of the Annual Target Premium Payments payable over 10 years. See "Annual Target Premium Payment."
If you increase or decrease the Specified Amount, we will calculate a new Annual Target Premium Payment for you and use it to determine whether the premium charge applies.

To illustrate how this charge works, if your Annual Target Premium Payment is $2,000, we would no longer deduct the premium charge once you have paid in premiums of $20,000 ($2,000 per Policy Year for 10 years).

Monthly Deductions from Cash Value

On your Policy's Effective Date, and each Monthly Anniversary thereafter, we will deduct certain monthly charges from your Policy's cash value. See "Deduction of Charges." The Monthly Deduction will include your cost of insurance charges, charges for any optional insurance benefits provided by rider, an administrative charge, and a maintenance charge, as described below.

Cost of Insurance Charges. Your monthly cost of insurance charges will depend on a number of variables, including:

     . the Specified Amount of insurance coverage and death benefit option you select (both of which affect the net amount at risk to us);

     . your cost of insurance RATE (which is based on the Insured's age, sex, and rate class); and

     . the investment experience of your value in the Variable Fund Accounts. For more information on how we determine your cost of insurance charges, see "Calculating Your Cost of Insurance."

                                      21A

   Charges for Optional Insurance Benefits. The Monthly Deduction will include charges for any optional insurance benefits added to the Policy by rider. See "Optional Insurance Benefits."

   Administrative Charge (First Policy Year Only). During your first twelve Policy months only, we will deduct a monthly administrative charge of $10. This charge compensates us for start-up administrative expenses that we incur in issuing your Policy. These expenses include, for example, the cost of processing your application, conducting a medical examination, determining insurability and rate class, and establishing Policy records. The investment advisers or other affiliates of certain Mutual Funds reimburse USAA Life for the cost of administrative services provided to the Funds as investment options under the Policies. Compensation is paid out of fee earnings, based on a percentage of a Fund's average net assets attributable to a Policy.

   Recurring Maintenance Charge. The Monthly Deduction will include a recurring maintenance charge of $5. This charge compensates us for the recurring administrative expenses related to the maintenance of your Policy and of the Separate Account. These expenses include, for example, premium notices and collection, recordkeeping, processing death benefit claims, Policy changes, reporting, and overhead costs. We guarantee that this charge will not increase during the life of the Policy.

Separate Account Charges

We deduct certain charges on a daily basis as a percentage of the value of each
Variable Fund Account of the Separate Account.   These charges have the affect
of reducing your Policy's cash value.

   Mortality and Expense Charge. We assess a daily charge of .00204% (equal to 0.75% annual rate) against the values of each Variable Fund Account for mortality and expense risks that we assume under the Policies. We guarantee that this charge will not increase during the life of your Policy. The mortality risk that we assume is that Insureds may live for a shorter period of time than we estimate and, thus a greater amount of death benefits than expected will be payable. The expense risk we assume is that expenses incurred in issuing and administering the Policies will be greater than we estimate.

   Federal Income Tax Charge. Currently, we make no charge against the Separate Account for federal income taxes that may be attributable to the Separate Account. We may, however, make such a charge in the future, should it be necessary. We also may make charges for other taxes, if any, attributable to the Separate Account. See "Tax Matters."

Transfer Charges

We assess a $25 charge for each value transfer between Variable Fund Accounts in excess of six (6) per Policy Year. See "Transfer of Value" and "Deduction of Charges."

Surrender Charges

   Partial Surrender Charge. For each partial surrender of cash value, we assess a charge equal to the lesser of $25 or 2% of the amount withdrawn. We also refer to this charge as an "administrative processing fee." See "Partial Surrenders" and "Deduction of Charges."

   Full Surrender Charge. For full surrenders prior to the end of the 10th Policy Year, we assess the surrender charge described below. The purpose of the surrender charge is to compensate us for the expenses we incur in distributing the Policies. The amount of the surrender charge will equal a percentage of the Annual Target Premium Payment specified in your Policy, regardless of the amount of premiums you actually pay. See "Annual Target Premium Payment." The applicable percentage depends on when you surrender. As shown in the table below, the applicable percentage declines each Policy Year to 0% after the 10th Policy Year.

                                      22A


SURRENDER CHARGE AS A % OF ANNUAL TARGET PREMIUM PAYMENT
Policy Year                  1       2       3       4       5       6       7      8      9     10    11+
APPLICABLE %                50%     45%     40%     35%     30%     25%     20%    15%    10%    5%    0%
---------------------------------------------------------------------------------------------------------


To illustrate how the surrender charge works, if your Annual Target Premium Payment is $2,000 and you surrendered your Policy in full during the first Policy Year, the surrender charge would be determined by multiplying 50% times $2,000 = $1,000. Thus, in this example the surrender charge would be $1,000.

If you increase or decrease your Policy's Specified Amount within the first 10 Policy Years, we will declare a new Annual Target Premium Payment for you, which we will use to determine the surrender charge. See "Changing Your Policy's Specified Amount." However, we will not impose a surrender charge at the time you decrease your Policy's Specified Amount.

Other Charges

The Variable Fund Accounts purchase shares of the Funds at the net asset value of the shares. The net asset value reflects the investment management fees and other expenses already deducted from each Fund's assets. These fees and other expenses appear under "The Policy At a Glance." Please refer to the accompanying prospectuses for the Funds for more information on these fees and expenses.

Deduction of Charges

We will deduct the Monthly Deduction, any partial surrender charge, and any transfer charge from your value in each Variable Fund Account in the same proportion as each Variable Fund Account's value has to the total Policy cash value. If you direct us in advance, we will permit you to specify from which Variable Fund Account(s) you want the partial surrender charge and transfer charge deducted.

DEATH BENEFIT

The Policy offers two death benefit options, Option A and Option B, which you select on your Policy application.

If you select OPTION A, your death benefit will be the greater of:

     .  your Policy's Specified Amount, or

     . the Minimum Amount Insured (which is a specified percentage of your cash value based on the Insured's age). See "Minimum Amount Insured."

If you select OPTION B, your death benefit will be the greater of:

     .  your Policy's Specified Amount PLUS your cash value, or

     .  the Minimum Amount Insured.  See "Minimum Amount Insured."

Under either option, we will reduce the amount of death benefit we pay by the amount of any outstanding Indebtedness and any due and unpaid Monthly Deductions. See "Payment of Policy Benefits." Please note that partial surrenders and related surrender charges also will reduce the amount of your death benefit. See "Changing Your Policy's Specified Amount."

The death benefit payment will be increased by any applicable optional insurance benefits provided by rider. See "Optional Insurance Benefits."

                                      23A

Choosing Between Option A and Option B.

Both Option A and Option B provide insurance protection and the opportunity to build your cash value. When choosing between Option A and Option B, one way to differentiate the two may be to think of Option A as emphasizing potential cash value growth and Option B as emphasizing potential death benefit growth, as explained below.

Under Option A, any cash value you build will decrease the net amount at risk to us relative to the amount of death benefit we must pay if the Insured dies. As a result, all other things being equal, your cost of insurance charges generally will be lower under Option A than under Option B for the same Specified Amount. Lower monthly cost of insurance charges may enable you to build cash value faster than if you were paying higher cost of insurance charges under Option B. There is, however, no minimum guaranteed cash value, which means you bear the entire investment risk that your cash value could fall to zero. See "Cash Value."

Under Option B, unlike Option A, any cash value you build will increase the amount of your death benefit. As a result, all other things being equal, your death benefit under Option B generally will be greater than your death benefit under Option A for the same Specified Amount.

Illustrations of Option A and Option B

To illustrate the differences between Option A and Option B, let's assume that the Insured is less than 40 years old, that your Policy's Specified Amount is $100,000, that you have no loan or outstanding Monthly Deductions, and that your Policy cash value is $25,000.

Under Option A, your death benefit would be the greater of $100,000 and the Minimum Amount Insured. Under Option B, your death benefit would be the greater of $125,000 ($100,000 plus $25,000) and the Minimum Amount Insured.

Under both Options, the death benefit would be higher than the Minimum Amount Insured, which would be $62,500, in this example. (The Minimum Amount Insured is calculated by multiplying the cash value (ignoring the amount of any outstanding Indebtedness) by a specific percentage which is based on the Insured's age. In this example, the prescribed percentage would be 250%. Different percentages apply at different ages, and generally decline as you get older. See "Minimum Amount Insured.")

Now let's assume that instead of $25,000 your cash value is $50,000. The Minimum Insured Amount would be $125,000 (250% times $50,000). Under Option A, your Minimum Insured Amount would be greater than the Specified Amount. As a result, your death benefit would be $125,000. On the other hand, under Option B, your death benefit ($150,000) would be higher than the Minimum Amount Insured ($125,000).

Changing Your Death Benefit Option

After the death benefit option you selected on your application has been in effect for one Policy Year, you may change it by sending Notice to Us. The new death benefit option also must remain in effect for one Policy Year before we will allow another change. There is no charge or fee for changing the death benefit option. The change will become effective on the Monthly Anniversary on or following the date we approve the change.

If you change your death benefit from Option A to Option B, your Policy's new Specified Amount will be the old Specified Amount DECREASED by your Policy's cash value (ignoring the amount of any outstanding Indebtedness) as determined on the Date of Receipt of your Notice to Us. We will not allow this change if it would result in a Specified Amount that is less than the minimum Specified Amount of $50,000 ($25,000 for Insureds less than 18 years of age). Changing from Option A to Option B will require proof of insurability, if you wish your Policy's new Specified Amount under Option B to be the same as the old Specified Amount under Option A.

                                      24A

If you change your death benefit option from Option B to Option A, your Policy's new Specified Amount will be the old Specified Amount INCREASED by your Policy's cash value (ignoring the amount of any outstanding Indebtedness) next determined on the Date of Receipt of your Notice to Us. Changing from Option B to Option A does not require proof of insurability, unless you make changes in your Policy's Specified Amount or elect optional benefits available by rider.

A change in death benefit option will affect your cost of insurance. See "Calculating Your Cost of Insurance." We will recalculate the maximum premium limitation following a change in death benefit option. See "Minimum Amount Insured" under "Calculating Your Cost of Insurance."

Changing Your Policy's Specified Amount

Within certain limits, you may increase or reduce your Policy's Specified Amount. A change in Specified Amount may increase or decrease your cost of insurance charges. See "Calculating Your Cost of Insurance." A change in the Specified Amount also may have tax consequences. See "Tax Matters." Changes in Specified Amount do not necessarily require changes in planned periodic premiums. See "Planned Periodic Premium Payments." However, any increase or decrease in Specified Amount will require us to declare a new Annual Target Premium Payment for the new Specified Amount. See "Annual Target Premium Payment." Whether the premium charge applies will be determined using the new Annual Target Premium Payment. See "Premium Charge." We will recalculate the maximum premium limitation following an increase or decrease in Specified Amount. See "Premium Payments" and "Tax Matters."

The minimum amount by which you can increase your Policy's Specified Amount is $25,000, unless such increase is made in conjunction with a change in death benefit option or to satisfy Internal Revenue Code requirements. For any increase, you must apply in writing and we will require satisfactory proof of insurability. The increase will become effective on the Monthly Anniversary on or following the date we approve the increase. Your rights to cancel your Policy do not apply to increases in Specified Amount.

We will not allow a reduction in your Policy's Specified Amount (other than that resulting from a partial surrender of cash value under Option A) that results in a Specified Amount that is less than $50,000 ($25,000 if the Insured is less than 18 years of age), nor will we allow a reduction that would cause your Policy not to qualify as life insurance for federal tax law purposes. You must make requests for reduction in writing. For purposes of determining your cost of insurance charge, we will apply any decrease in Specified Amount against the most recent increase in Specified Amount. The decrease will become effective on the Monthly Anniversary on or following the Date of Receipt of your Notice to Us.

Partial surrenders will reduce your Policy's death benefit on a dollar for dollar basis unless the death benefit is the Minimum Amount Insured, in which case your death benefit will be reduced by a multiple of the amount surrendered. Under death benefit Option A, we will reduce the Specified Amount and the cash value by the amount of the partial surrender. Under death benefit Option B, we will reduce only the cash value portion of the death benefit by the amount of the partial surrender.

OTHER POLICY BENEFITS

Optional Insurance Benefits

Subject to certain underwriting or issue requirements, you may add one or more of the following optional insurance benefits to your Policy by rider. Each rider's description in this Prospectus is subject to the specific terms of the rider as each contains definitions, contractual limitations, and conditions. We will deduct the cost of any optional insurance benefits as part of the Monthly Deduction. See "Monthly Deductions."

                                      25A

   Accelerated Benefits for Terminal Illness Rider. This rider provides for an early benefit payment to you upon receipt of proof that the Insured is terminally ill (as defined in the rider). The rider is not available in all states. The maximum amount you may receive under the rider prior to the Insured's death is 50% of the then current death benefit payable under the Policy (excluding additional benefits payable under other riders) or, if less, $250,000. We will deduct the amount of any Indebtedness from the amount of the early payment. We treat the early payment as a "lien" against Policy values. We reduce the death benefit by the amount of the lien and any Policy loans, plus accrued interest. We will continue to make Monthly Deductions after the early payment. The Owner's access to the cash value of the Policy through Policy loans, partial surrenders, or full surrender is limited to any excess of the cash value over the amount of the lien. We charge interest on the amount of the early payment and any unpaid Monthly Deductions. We require premium payments to be made for cost of insurance that are still required to be made after the early payment. If such payment is not paid when due, we will pay the premium on behalf of the Owner and add that amount to the early payment amount to be deducted from the death benefit. If the amount of the early payment plus accrued interest and required unpaid cost of insurance premiums ever exceed the amount of the death benefit, we will terminate the Policy and no additional insurance benefits will be payable.

   Accidental Death Benefit Rider. This rider provides an additional life insurance benefit if the Insured's death results from accidental bodily injury (as defined in the rider). You can select an additional life insurance benefit up to a maximum of $200,000, or the Specified Amount, whichever is less. The premium for this rider is $.84 per $1,000 of coverage per year.

   Children Term Life Insurance Rider. This rider provides level term life insurance on the lives of the Insured's children (as defined in the rider). The cost for this rider is $6 per $1,000 of coverage per year.

   Extended Maturity Date Rider. This rider permits you to extend your Policy's maturity date up to ten years beyond what it otherwise would be (i.e., the Monthly Anniversary following the Insured's 100th birthday). The death benefit during the extended maturity period will be your Policy's cash value less any Indebtedness. Also during this period, the Policy's cash value will continue to accrue in the same manner as described in the Policy, and any Policy loans in effect will continue to accrue interest. We will not deduct cost of insurance charges or accept additional premium payments during this period. We will assess a maintenance charge during this period. Extension of the maturity date is subject to all of the terms and conditions of the Policy, except where they are inconsistent with the rider. Extending the maturity date of your Policy beyond the Insured's age 100 may result in the current taxation of any increases in your Policy's cash value that result from investment experience in the Variable Fund Accounts. You should consult a qualified tax adviser before making such an extension.

   Waiver of Monthly Deduction Rider. This rider waives your Monthly Deduction during periods of total and permanent disability of the Insured, but only if the Insured has been totally and permanently disabled (as defined in the rider) for at least six consecutive months. We will not deduct the amount of any Monthly Deduction waived under this rider from the cash value proceeds payable upon maturity of your Policy, or the death benefit proceeds payable if the Insured dies before the Policy matures. If Option A is in effect when we approve a claim under the rider, we will change your death benefit option from Option A to Option B as of the Monthly Anniversary after the disability began. While we are paying benefits under the rider, you may not increase your Policy's Specified Amount. Please note that the rider does not apply to interest under your Policy loans. As a result, it is possible that your Policy could lapse for nonpayment of loan interest. The premium for this rider varies based upon the age of the Insured.

                                      26A

If you would like further information about the optional insurance benefits available under your Policy, please contact us at 1-800-531-8303. Please note that adding or deleting riders, or increasing or decreasing coverage under the riders, can have tax consequences. See "Tax Matters." You should consult a qualified tax adviser.

Benefits at Maturity

If the Insured is living, we will pay the cash value of your Policy, less any Indebtedness, when your Policy matures. All Policies will mature on the Monthly Anniversary following the Insured's 100th birthday unless extended by rider.

PAYMENT OF POLICY BENEFITS

Payment of Death Benefit

As long as your Policy has not terminated due to lapse, maturity, or full surrender, we will pay your Policy's death benefit to your beneficiary. We will usually pay the death benefit within seven (7) days after we receive due proof of death at our Home Office and all other requirements necessary to make payment. We will determine the cash value portion of the death benefit as of the Valuation Date immediately following the date of death. We will pay the death benefit in cash or under one or more of the payment options you have selected in advance. If you have not selected a payment option, your beneficiary may select the payment option prior to (or after) the Insured's death. We may postpone payment of the death benefit in certain circumstances. See "Postponement of Payments."

We will reduce the death benefit by any Indebtedness and any due and unpaid Monthly Deductions. These proceeds will be increased by any applicable additional optional insurance death benefits provided by rider.

Payment of Maturity Benefit

If your Policy matures before the Insured dies, we will normally pay you the cash value of your Policy (reduced by any Indebtedness and any due and unpaid Monthly Deductions) within seven (7) days after the Valuation Date on which the Policy matures. We may postpone payments in certain circumstances. See "Postponement of Payments."

Death Benefit Payment Options

We will pay the death benefit in a lump sum or under one of the payment options below. During the Insured's lifetime, you may select a payment option. If the Insured dies and you have not chosen a payment option, your beneficiary can choose a payment option. If you have selected a payment option before the Insured's death, your beneficiary may not change that option after the Insured's death. Proceeds applied under a payment option will no longer vary by the investment experience of the Variable Fund Accounts.

The nature and timing of your choice of payment option can effect the tax consequences to you or your beneficiary. You should consult your tax adviser.

   Interest Only Option. The Policy's principal amount may be left on deposit with USAA Life for a mutually determined period, not to exceed 30 years. We will make interest payments at mutually determined regular intervals. The principal amount will earn interest at a minimum rate of 3% compounded annually. At the end of the fixed period, we will pay the principal amount.

   Installments for a Fixed Period Option. Under this option, we will pay the principal amount plus interest in equal or unequal installments for a specified number of years (not more than 30), as mutually agreed upon. The amount of the installments will not be less than that shown in the Table of Guaranteed Payments contained in your Policy.

                                      27A

   Installments of a Fixed Amount Option. Under this option, we will pay the principal amount plus interest in equal or unequal installments, as mutually agreed upon, until the amount applied, together with interest on the unpaid balance, is paid in full.

   Other Options. We will apply the sum under any other option mutually agreed upon.

Any arrangements involving more than one payment option, or involving a Beneficiary that is not a natural person (e.g., a corporation) or who is a fiduciary (e.g., a trustee) are subject to our approval. In addition, the details of the arrangements are subject to our rules in effect at the time the arrangements take effect.

The beneficiary may designate a successor payee as to any amount that we would otherwise pay to the beneficiary's estate. Amounts applied under these payment options will not be subject to the claims of creditors or to legal process, to the extent permitted by law.

CASH VALUE

Your Policy's cash value will vary:

     . on a daily basis with the investment experience of the Variable Fund Accounts to which you have allocated your Net Premium Payments;

     . to reflect the effect of various Policy transactions, such as additional premium payments, partial surrenders, and Policy loans; and

     .  to reflect applicable charges and deductions.

YOUR POLICY DOES NOT PROVIDE A MINIMUM GUARANTEED CASH VALUE, WHICH MEANS YOU BEAR THE ENTIRE INVESTMENT RISK THAT YOUR CASH VALUE COULD FALL TO ZERO.

On your Policy's Effective Date, your cash value will equal your Net Premium Payments, less the Monthly Deduction for the following Policy month. Thereafter, your cash value on any Valuation Date will equal the sum of:

     .  your Policy's value in each Variable Fund Account;

     . plus, if applicable, any value held in our general account to secure any Policy loan;

     . plus any interest earnings credited on the value held in the general account;

     .  less the amount of any outstanding Indebtedness;

     . less any Monthly Deductions, transfer charges, and partial surrender charges applied through that date. See "Loans."

On each Monthly Anniversary, the Monthly Deduction will reduce your Policy's cash value.

Calculating Your Value in the Variable Fund Accounts

When you invest in a Variable Fund Account, you are purchasing units of interest or "Accumulation Units" ("units") of that Account. You purchase units at their price next determined on any given Valuation Date following the receipt of your payment. Therefore, on any given Valuation Date, you can calculate the value of your investment in a Variable Fund Account by multiplying (1) the number of units of each Variable Fund Account credited to your Policy by (2) the price of the units on that Date.

We determine the number of units to credit to you by dividing (1) the Net Premium Payment you allocate to a Variable Fund Account by (2) that Variable Fund Account's price per unit or "unit value" next computed on the Date of Receipt of the premium payment. Certain transactions will affect the number of units in a Variable Fund Account credited to you. Net Premium Payments will increase the number of full or fractional units. Loans, partial or full surrenders, partial surrender charges, transfer charges, and Monthly Deductions involve redemption of full or fractional units and will decrease the number of units. In addition, Transfer of Value among Variable Fund Accounts will decrease the number of units in the Variable Fund Accounts from which value is transferred and increase the number of units in the Variable Fund Accounts to which value is transferred.

                                      28A

Each Variable Fund Account's units are valued separately. We calculate the unit value of a Variable Fund Account on any Valuation Date by adjusting the unit value from the previous Valuation Date for:

     .  the investment performance of the corresponding Fund;

     .  any dividends or distributions paid by that Fund; and

     . the Separate Account charges that we assess (see "Separate Account Charges").

To find out daily what your cash value is, including the value and number of units of each Variable Fund Account credited to your Policy, please call us at 1-800-531-8303.

TRANSFER OF VALUE

Except during the first 30 days after your Policy becomes effective, you may transfer all or part of the value in any Variable Fund Account to any other Variable Fund Account of the Separate Account, up to six (6) times per Policy Year, without charge. Each transfer thereafter is subject to a $25 charge.

The minimum amount you can transfer from any Variable Fund Account is $250 (or the remaining Account value if less). A transfer will result in the redemption or purchase (or both) of units of the Variable Fund Accounts involved. You may request a transfer by telephone or by Notice to Us. A request for transfer must clearly state the amount to be transferred, the Variable Fund Account from which it is to be withdrawn, and the Variable Fund Account to which it is to be credited. We will effect the transfer using the Variable Fund Account unit values next computed on the Date of Receipt of your request, unless a postponement of payments is in effect. See "Postponement of Payments."

We reserve the right, at any time and without prior notice, to terminate, suspend, or modify these transfer privileges.

LOANS

After your first Policy Year, you may borrow money from USAA Life by using your Policy as the sole security for the loan. The amount that you may borrow is the "loan value." The maximum loan value is 85% of your cash surrender value.

You may request a loan by telephone or by Notice to Us, but you must obtain the written consent of all assignees and irrevocable beneficiaries, if any, before we can make the loan.

We will usually pay you the loan proceeds within seven (7) days after the Date of Receipt of your loan request, unless a postponement of payments is in effect. See "Postponement of Payments."

Loan Collateral

When you take a loan, we will transfer an amount equal to the loan from your value in the Variable Fund Accounts to our general account. We make this transfer of "loan collateral" to secure your loan. You may specify the Variable Fund Accounts from which you want us to withdraw the loan collateral. If you do not so specify, we will withdraw the loan collateral from the Variable Fund Accounts in the same proportion as each Account's value has to the total Policy cash value. While a loan is outstanding, we will credit the loan collateral on a daily basis with interest at an effective annual rate of 4%.

                                      29A

Loan Interest

You are charged interest on the loan at a maximum annual rate of 6% payable in advance. We have the option of charging less. For Policies that have been in effect more than 10 Policy Years and if the Insured is age 55 or older, we charge a preferred loan interest rate of 4.5%. We have the option of charging less for a preferred loan. The entire amount of interest on your loan balance for each Policy Year is payable in advance at the commencement of the loan and at the beginning of each Policy Year thereafter. We will automatically deduct the interest from your Variable Fund Account(s) in the same proportion as each Account's value has to the total Policy cash value on the date the loan starts. Similarly, we will deduct interest from your Variable Fund Account(s) at the beginning of each Policy Year in the same proportion as each Account's value has to the total Policy cash value as of that date. If there is insufficient value in your Variable Fund Account(s) to pay the interest in advance, your policy will enter its grace period.

Because interest is paid in advance, loan repayments during a Policy Year may result in an overpayment of interest. We will credit any overpayment of interest to you on the date of any loan repayment.

Repayment of Indebtedness

You may repay your Indebtedness (i.e., loans and any unpaid interest) in full or in part at any time before the Insured's death and while the Policy is in effect. If not repaid, we will deduct the Indebtedness from any death benefit, maturity benefit, or full surrender proceeds. You may not repay loans and unpaid loan interest in existence at the end of the grace period until the Policy is reinstated.

You must designate any loan repayment as such. Otherwise, we will treat it as a premium payment instead. You may direct how you want your loan repayment to be allocated among the Variable Fund Accounts. If you do not specify an allocation, we will allocate your loan repayment to the Variable Fund Accounts in the same proportion as Net Premium Payments are being allocated to the Accounts.

Effect of Policy Loans

A loan will reduce the value of the Variable Fund Accounts from which it is deducted. Thus, the amount loaned will not share in the investment experience of the Variable Fund Accounts. Therefore, a loan, whether repaid or not, will have a permanent effect on the cash value of the Policy.

We will determine loan values as of the Date of Receipt of the loan request.
For situations where a Policy loan may be treated as a taxable distribution, see "Tax Matters."

SURRENDERS

You may fully or partially surrender your Policy for all or part of its cash value to the extent described below. We will usually pay full or partial surrenders of cash value within seven (7) days after we receive your written request at our Home Office. We will determine the cash value of the surrendered amount as of the Date of Receipt of your request for surrender. There may be tax consequences in connection with a full or partial surrender. See "Tax Matters." You must obtain the written consent of all assignees or irrevocable beneficiaries, if any, before we will process any request for surrender.

We will effect any surrenders using the Variable Fund Account unit values next computed on the Date of Receipt of your Notice to Us or, in the case of partial surrenders, your Notice to Us or telephone request. In certain circumstances, we may postpone the payment of surrenders. See "Postponement of Payments."

                                      30A

Full Surrenders

At any time before the Insured's death and while the Policy is still in effect, you may surrender your Policy for its entire cash surrender value by sending Notice to Us. We may require the return of the Policy. We also may assess a surrender charge. See "Surrender Charges." We sometimes refer to the net amount you would receive as the Policy's "cash surrender value." We will terminate your Policy and all insurance on the Date of Receipt of your Notice to Us.

Partial Surrenders

After your first Policy Year and while your Policy is still in effect, but before the Insured's death, you may surrender a portion of your Policy for cash. We will assess an administrative processing fee equal to the lesser of $25 or 2% of the amount withdrawn. You may direct how you would like us to withdraw a partial surrender and the administrative processing fee from your current value in the Variable Fund Accounts. If you do not specify a withdrawal allocation, we will withdraw the partial surrender and the administrative processing fee from the Variable Fund Accounts in the same proportion as each Account's value has to the total Policy cash value. See "Surrender Charges" and "Deduction of Charges." You may request a partial surrender by telephone or by Notice to Us.

Your Policy's remaining cash value after a partial surrender may not be less than an amount equal to the then current surrender charge for a full surrender.

Partial surrenders and related surrender charges will reduce your death benefit. See "Changing Your Policy's Specified Amount" under "Death Benefit."

TELEPHONE TRANSACTIONS

You may submit requests to change your premium payment allocation, requests for partial surrenders, requests for loans, and requests for Transfer of Value among Variable Fund Accounts by telephone. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and only if we do not, will we be liable for any losses because of unauthorized or fraudulent instructions. We will obtain information prior to any discussion regarding your Policy including, but not limited to:


     .  your USAA number or Policy number,

     .  your name, and

     .  your social security number.

In addition, we will record all telephone communications with you and will send confirmations of all transactions to your address. Your Policy automatically authorizes you to make telephone transactions, subject to our right to modify, suspend, or discontinue this telephone transaction privilege at any time without prior notice. You may decline the option of utilizing the telephone transaction privilege when filling out your Policy application.

DOLLAR COST AVERAGING PROGRAM

The Dollar Cost Averaging Program enables you to make regular, equal investments over time into one or more of the Variable Fund Accounts, by transferring a fixed dollar amount at regular intervals from one or more Variable Fund Accounts under the Policy.

To begin the Dollar Cost Averaging Program, you must have at least $5,000 in the Variable Fund Account from which you intend to transfer value. The minimum amount that you may transfer is $100, or the remaining value of the Account, if less. The transfers must be scheduled to occur over a period of at least 12 months at monthly, quarterly, or semi-annual intervals, as you elect.

                                      31A

You may select this Program by submitting a written request to our Home Office or by making a request by telephone. You may cancel your participation in this Program in the same manner.

We will process transfers under the Dollar Cost Averaging Program to be effective at the Accumulation Unit Values at the end of the Valuation Period that includes the date of the transfer. No charges apply to transfers made under the Dollar Cost Averaging Program.

We reserve the right to suspend, terminate, or modify the offering of the Dollar Cost Averaging Program upon providing you written notice 30 days in advance. Should we suspend or terminate the Program, the suspension or cancellation will not affect any Policy for which the Dollar Cost Averaging Program is already in effect.

FREE LOOK RIGHT

You may cancel your Policy within 10 days after receiving it, or such longer period as state law may require, by returning the Policy to us along with a written request for cancellation. Upon its return, we will refund the greater of:


     .  your premium payments, or

     . the value of the Variable Fund Accounts as of the Date of Receipt of your written request to cancel, plus any premium charge, Monthly Deduction, and mortality and expense charge that we deducted.

POSTPONEMENT OF PAYMENTS

We may postpone payments of partial surrenders, full surrenders, Policy loans, maturity benefits, death benefits, and Variable Fund Account transfers beyond seven (7) days whenever:


     .  the New York Stock Exchange is closed,

     . the SEC, by order, permits postponement for the protection of Policy Owners, or

     .  the SEC requires trading to be restricted or declares an emergency.

We reserve the right to defer payment of any partial surrenders, full surrenders, Policy loans or refunds that would be derived from a premium payment made by a check until the check has cleared the banking system.

MORE POLICY INFORMATION

Owners And Beneficiaries

Owners

If you are the Owner of the Policy, the rights and privileges of the Policy during the lifetime of the Insured belong to you. Generally, the Owner is also the Insured, unless a different Owner is designated in the application or at a later date.

   Successor Owner. As Owner, you may designate a successor Owner. If you die without designating a successor Owner, ownership of the Policy will pass to your estate.

   Change of Ownership. As Owner, you may change ownership of your Policy, at any time, during the Insured's lifetime, by submitting Notice to Us. The change will take effect on the Date of Receipt of the request. A change of ownership is subject to the rights of an assignee of record and those of any irrevocable beneficiary. We are not responsible for any payments made or actions taken before we receive your Notice to Us.

                                      32A

   Collateral Assignment. As Owner, you may assign the Policy as collateral security by submitting a Notice to Us. You will need to obtain the written consent of any irrevocable beneficiaries and assignees of record before we recognize any assignment; however, a collateral assignment takes precedence over the interest of a revocable beneficiary. The assignment will take effect as of the date we receive your Notice to Us. We are not responsible for the validity or effect of any collateral assignment, nor are we responsible for any payment or other action taken before we receive the Notice to Us. We are not bound by an assignment until we receive it at our Home Office.

We will pay any death benefit payable to an assignee in one lump sum. We will pay any remaining proceeds to the designated beneficiary or beneficiaries. A collateral assignee is not an Owner. A collateral assignment is not a transfer of ownership, unless it is an absolute assignment. All collateral assignees of record must consent to any full surrender, partial surrender, loan or payment from a Policy under an Accelerated Benefits for Terminal Illness Rider. There may be unfavorable tax consequences, including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary. Therefore, you should consult a qualified tax adviser prior to making an assignment.

Beneficiaries

You may name one or more beneficiaries in your Policy application.  You may
classify beneficiaries as primary, contingent, revocable, or irrevocable.   If
no primary beneficiary survives the Insured, we will pay the Policy proceeds to the contingent beneficiaries. Beneficiaries in the same class will receive equal payments unless you direct otherwise. A beneficiary must survive the Insured in order to receive his or her share of the death benefit proceeds. If a beneficiary dies before the Insured dies, his or her unpaid share is divided among the remaining beneficiaries of the same class who survive the Insured. If no beneficiary survives the Insured, we will pay the proceeds to you, if you are alive, or, if not, to your estate.

   Change of Beneficiary. You may change the beneficiary while the Insured is living, by submitting a Notice to Us. You must obtain the written consent of any irrevocable beneficiaries before we will accept any change in beneficiary. A change in beneficiary will take effect on the Date of Receipt of the request. We will not be responsible for any payment or other action taken before receipt of your Notice to Us. If we make a payment of death benefits in good faith before receiving the Notice to Us, we will receive credit for the payment against our liability under the Policy. A change of Beneficiary is subject to the rights of an assignee of record.

CALCULATING YOUR COST OF INSURANCE

For each Monthly Anniversary, we determine your monthly cost of insurance by multiplying (1) the net amount at risk under your Policy by (2) your cost of insurance rate, and (3) dividing the resulting amount by 1000.

Net Amount at Risk

We determine the net amount at risk by (1) subtracting your Policy's cash value on any Monthly Anniversary from (2) your Policy's current death benefit (divided by a factor that discounts the death benefit to the beginning of the month). Your Policy's death benefit may be the death benefit required to qualify the Policy as life insurance. See "Minimum Amount Insured."

The net amount at risk may be greater if you have selected death benefit Option B rather than death benefit Option A. See "Death Benefits." Since the death benefit payable under Option B is the Specified Amount plus the cash value, the difference between the death benefit and the cash value will be greater under Option B than under Option A (unless the Minimum Amount Insured applies). As the net amount at risk will be greater, so the cost of insurance also will be greater. The net amount at risk also may be affected by changes in your Policy's cash value or in the Specified Amount. See "Cash Value" and "Death Benefits."

                                      33A

The net amount at risk for each Policy continues to be determined generally by subtracting the Policy's cash value from the Policy's death benefit (divided by a factor that discounts the death benefit to the beginning of the month), regardless of whether the death benefit is the Policy's current Specified Amount or the Minimum Amount Insured. The cost of insurance rate applied against the net amount at risk will continue to increase as the Insured's age increases.

Net Amount at Risk - More Than One Rate Class

If you increase the Specified Amount and the rate class applicable to the increase is different from that of the initial Specified Amount, then, in determining the cost of insurance charge, we will calculate the net amount at risk separately for each rate class. The method of determining the net amount at risk for each rate class will differ between Option A and Option B. If Option A is in effect, we will apportion the cash value among the initial Specified Amount and any increases in Specified Amount. The cash value will first be considered a part of the initial Specified Amount. If the cash value is greater than the initial Specified Amount, the balance of the cash value will then be considered a part of each increase in Specified Amount, beginning with the first increase.

If Option B is in effect, we will determine the net amount at risk by the proportional relationship of the initial Specified Amount and the Specified Amount increases for each new rate class to the total Specified Amount.

Because the method of calculating the net amount at risk is different between Option A and Option B when more than one rate class is in effect, a change in the death benefit option may result in a different net amount at risk for each rate class than would have occurred had the death benefit option not been changed. Thus, the total cost of insurance will be increased or decreased.

Cost of Insurance Rates

Your cost of insurance rates are based on your Insured's age, sex, and rate class. Generally, we set cost of insurance rates based on our expectations as to future mortality experience. We apply any changes to cost of insurance rates to all persons of the same age, sex, and rate class. We will give you 30 days' notice before any increase in your current cost of insurance rates becomes effective. We guarantee that your cost of insurance rates will never be greater than the maximum cost of insurance rates shown in your Policy. These guaranteed rates are based on the 1980 Commissioners Standard Ordinary Mortality Table, and age on the Insured's last birthday.

The rate class of the Insured will affect your cost of insurance rate. USAA Life currently places Insureds into one of three preferred rate classes or into one of two standard rate classes involving higher mortality risks. In an otherwise identical Policy, Insureds in the preferred rate class will have a lower cost of insurance rate than those in a standard rate class. We make all final determinations of an Insured's rate class.

MINIMUM AMOUNT INSURED

The Minimum Amount Insured is the amount of insurance proceeds that the Internal Revenue Code requires for your Policy to qualify as life insurance and to exclude the death benefit from your beneficiary's taxable income. If higher than the death benefit under Option A or Option B, we will pay you the Minimum Amount Insured. You can determine the Minimum Amount Insured by multiplying your Policy's cash value (ignoring the amount of any outstanding loan and any unpaid loan interest) by a specified percentage based on the Insured's age. The specified percentages, which generally decline as the Insured gets older, are:

                                      34A


MINIMUM INSURED AMOUNT AS A PERCENTAGE OF CASH VALUE
INSURED'S          40 or                                                                       95 and older
AGE*               Under         45       50       55       60       65       70    75 to 90
PERCENTAGE          250%        215%     185%     150%     130%     120%     115%     105%          100%
-------------------------------------------------------------------------------------------------------------

* Last birthday at the beginning of the Policy Year. A more complete table appears in your Policy.

If, prior to the Insured's death, unexpected increases in your Policy's cash value would cause your Policy not to satisfy Internal Revenue Code requirements, we will increase the death benefit to the Minimum Amount Insured so that the death benefit will be excluded from the beneficiary's taxable income.

THE CONTRACT

The Policy is a legal contract between you and us. The consideration for issuing the Policy is:


     .  completion of the application, and

     .  payment of the first full premium.

The entire contract consists of:

     .  your Policy,

     .  your Policy application, and

     .  any supplemental applications, riders, endorsements, and amendments.

We will consider statements in the application as representations and not warranties. We will not use any representation to void your Policy or defend a claim under your Policy unless it is contained in your written application or supplemental application. Only the president or secretary of USAA Life has authority to change or waive a provision of your Policy, and then only in writing.

All requests for changes to your Policy must be clear and in writing, and must be received by our Home Office.

This Policy is subject to the laws of the state where it is issued. To the extent that the Policy may not comply, it will be interpreted and applied to comply.

INCONTESTABILITY

We will not contest a Policy, or any increase in Specified Amount, except for lapse or fraud, after the Policy or increase has been in effect during the Insured's lifetime for two years. Each increase in the Specified Amount will have its own two-year contestable period beginning with the Effective Date of the increase. During any two-year contestable period, we have the right to contest the validity of your Policy based on material misstatements made in the application or any supplemental application. The two-year contestable period begins on the Effective Date of your Policy, or, in the case of an increase, on the date the increase is approved and made effective.

If your Policy is reinstated after lapse, a new two-year contestable period begins on the date of reinstatement. If the Policy has been in force for two years during the lifetime of the Insured, it will be contestable only as to statements made in the reinstatement application. If the Policy has been in force for less than two years, it will be contestable as to statements made in any reinstatement applications as well as the initial application.

                                      35A

The incontestability provisions do not apply to optional insurance benefits added to your Policy by rider. Each rider contains its own incontestability provision.

If we contest and rescind your Policy, you will receive your premiums paid, less any Indebtedness and any previous partial surrenders.

MISSTATEMENT OF AGE OR SEX

Age means the Insured's age on his or her last birthday. If the Insured's age or sex has been misstated on the application or any supplemental application, we will adjust the cash value and death benefit to those based on the correct Monthly Deductions since the Policy's Effective Date.

SUICIDE EXCLUSION

Your Policy does not cover suicide by the Insured, while sane or insane, during the first two years after the Policy's Effective Date. If the Insured commits suicide during this period, our sole liability will be to refund all premiums paid, less any Indebtedness and previous partial surrenders. We will not pay any death benefit in those circumstances.

If your Policy lapses and is later reinstated, we will measure the two-year suicide exclusion period from the Effective Date of reinstatement. If you increase your Policy's Specified Amount, we will measure the two-year suicide exclusion period for the increase from the increase's Effective Date. If the Insured dies as a result of suicide (whether sane or insane) during the separate two-year suicide exclusion period, we will only pay the death benefit attributable to the initial Specified Amount (on which the two-year suicide exclusion period has expired). We will refund the premium payments less any Indebtedness and any partial surrenders attributable to the increase in the Specified Amount.

NON-PARTICIPATING POLICY

YOUR POLICY IS "NON-PARTICIPATING," WHICH MEANS YOU WILL NOT SHARE IN ANY OF OUR profits or surplus earnings. We will not pay dividends on your Policy.

REPORTS AND RECORDS

We will maintain all records relating to the Policy and the Separate Account. We will mail to you a Policy annual statement showing:


     .  the amount of death benefit;

     .  the cash value;

     .  any Indebtedness;

     .  any loan interest charge;

     .  any loan repayment since the last annual statement;

     .  any partial surrender since the last annual statement;

     .  all premium payments since the last annual statement;

     .  all deductions and charges since the last annual statement; and

     . other pertinent information required by any applicable law or regulation, or that we deem helpful to you.

We will mail the statement within 30 days after the Policy's anniversary, or, at our discretion, within 30 days after the end of each calendar year showing information as of a date not more than 60 days prior to the mailing of the annual statement. We also will send you periodic reports for the Funds that correspond to the Variable Fund Accounts, periodic reports for the Separate Account, and any other information, as required by state and federal law.

                                      36A

We will mail confirmation notices (or other appropriate notification) promptly at the time of the following transactions:


     .  Policy issue;

     .  receipt of premium payments;

     .  transfers among Variable Fund Accounts;

     .  change of premium allocation;

     .  change of death benefit option;

     .  increases or decreases in Specified Amount;

     .  partial surrenders;

     .  receipt of loan repayments; and

     .  reinstatement.

PERFORMANCE INFORMATION

From time to time, we may quote performance information for the Variable Fund Accounts of the Separate Account in advertisements, sales literature, or reports to Owners or prospective investors.

We may quote performance information in any manner permitted under applicable law. We may, for example, present such information as a change in a hypothetical Owner's cash value or death benefit. We also may present the yield or total return of the Variable Fund Accounts based on a hypothetical investment in a Policy. The performance information shown may cover various periods of time, including periods beginning with the commencement of the operations of the Variable Fund Account or the Fund in which it invests. The performance information shown may reflect the deduction of only some of the applicable charges to the Policy. We may, for example, exclude the deduction of one or more charges, such as the premium charge or surrender charge, and we generally expect to exclude cost of insurance charges because of the individual nature of these charges.

We may compare a Variable Fund Account's performance to that of other variable life separate accounts or investment products, as well as to generally accepted indices or analyses, such as those provided by research firms and rating services. In addition, we may use performance ratings that may be reported periodically in financial publications, such as Money Magazine, Forbes, Business Week, Fortune, Financial Planning, and The Wall Street Journal. We also may advertise ratings of USAA Life's financial strength or claims-paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

Performance information for any Variable Fund Account reflects the performance of a hypothetical Policy and are not illustrative of how actual investment performance would affect the benefits under your Policy. Therefore, you should not consider such performance information to be an estimate or guarantee of future performance.

OTHER INFORMATION

USAA LIFE

USAA Life is a stock insurance company incorporated in the State of Texas in June 24, 1963. USAA Life is principally engaged in writing life insurance policies, health insurance policies, and annuity contracts. USAA Life is authorized to transact insurance business in all states of the United States (except New York) and the District of Columbia. USAA Life on a consolidated basis prepared in accordance with Generally Accepted Accounting Principles ("GAAP") had total assets of $8,500,568,000 on December 31, 1998. USAA Life is a wholly-owned stock subsidiary of USAA. The commitments under the Policies are USAA Life's, and USAA has no legal obligation to back those commitments.

                                      37A

USAA Life is the depositor administering the Separate Account. USAA Life's obligations as depositor of the Separate Account may not be transferred without notice to and consent of the Owners. USAA Life also issues variable annuity contracts through another separate account, which is also a registered investment company. In addition, USAA Life serves as transfer agent of the USAA Life Investment Trust.

DIRECTORS OF USAA LIFE. USAA Life is managed by its Board of Directors, described below, all of whom are also officers of either USAA or USAA Life and have the same principal business address as USAA Life, as shown on the front cover page of this Prospectus.

Name                  Principal Occupation (Past Five Years)
----                  --------------------------------------

Edwin L. Rosane       Vice Chairman, Chief Executive Officer/President.

Robert G. Davis       Chairman since June 1997; prior thereto, Director since
                      December 1996; Chief Executive Officer and President of
                      USAA CAPCO since December 1996; prior thereto, Special
                      Assistant to CEO, USAA, since June 1996; prior thereto,
                      Chief Executive Officer and President of Bank One,
                      Columbus, since 1991.

Bradford W. Rich      Director since November 1996; General Counsel & Secretary;
                      Senior Vice President, USAA, since January 1996; prior thereto, Senior Vice President and Special Assistant to
                      CEO, USAA, since December 1995; prior thereto,
                      Executive Vice President and General Counsel, ACE
                      Limited.

Josue Robles, Jr.     Director since September 1994; Senior Vice President,
                      Chief Financial Officer/Treasurer, USAA, since August
                      1995; prior thereto, Senior Vice President, Chief
                      Financial Officer/Controller, USAA, since September 1994;
                      prior thereto, Special Assistant to Chairman, USAA, since
                      July 1994; prior thereto, Active Service with U.S. Army since 1966.

Michael J.C. Roth     Director; Chief Executive Officer and President, USAA
                      IMCO.

Janice E. Marshall    Director since June 1997; President, USAA Buying Services, since March 1996; prior thereto, Senior Vice President,
                      Central Region & Regional Services, USAA P&C, since
                      November 1994; prior thereto, Regional Vice President,
                      USAA P&C, since January 1993.

Donald R. Walker      Director since June 1997; Chief Information Officer, USAA, and President & CEO, USAA ITCO, since January 1996; prior thereto, Special Assistant to Chairman, USAA, since
                      November 1995; prior thereto, Active Duty with U.S. Air
                      Force since 1966.

                                      38A

OFFICERS (OTHER THAN DIRECTORS). The officers of USAA Life, other than the above named Directors, are described below. The principal business address of each person listed is same as the address of USAA Life, as shown on the cover page of this Prospectus.

Name              Principal Occupation (Past Five years)
----              -------------------------------------

John W. Douglas     Senior Vice President, Life & Health Operations, since
                    January 1997; prior thereto, Senior Vice President, Life &
                    Health Marketing, since January 1995; prior thereto, Senior
                    Vice President, Life & Health Marketing, since 1990.

Kenneth A. McClure  Senior Vice President, Life & Health Marketing, since
                    January 1997; prior thereto, Senior Vice President, Life & Health Operations, since January 1995; prior thereto, Senior Vice President, Life & Health Operations, since August 1992.

James A. Robinson   Treasurer/Senior Vice President, Finance.

Edward R. Dinstel   Vice President, Life & Health  Underwriting/Issue.

Larkin W. Fields    Vice President, Life Marketing Services, since November
                    1995; prior thereto, Vice President, Corporate Actuary, since September 1994; prior thereto, Vice President,
                    Accounting, August 1993.

Robert J. Flannery  Vice President, Actuarial Valuation, since January 1998;
                    prior thereto, Vice President, Actuary-Annuities & Life Products, since March 1997; prior thereto, Vice President, Actuary, since March 1994; prior thereto, Assistant Vice President, Life Products Actuary, since September 1988.

James E. Goral      Vice President, Medical Director since November 1998; prior thereto, Physician, Diagnostic Clinic of San Antonio since
                    April 1995; prior thereto; Physician, Southwest Medical
                    Clinic since September 1979.

Richard T.
 Halinski, Jr.      Assistant Secretary; Vice President and Managing Attorney of
                    Life & Health, USAA, since November 1994; prior thereto,
                    Assistant Vice President and Managing Attorney of Life &
                    Health Insurance Counsel, USAA, since November 1990.

Ronald W. Holtkamp  Vice President-Assistant Treasurer; Senior Vice President-
                    Senior Financial Officer, Financial Service Center, USAA, since December 1997; prior thereto Senior Vice President, Controller, USAA, since June 1989.

King Mawhinney      Vice President, Life Sales since May 1997; prior thereto,
                    Vice President, Health Insurance, since September 1994;
                    prior thereto, Assistant Vice President, Health Insurance, since December 1992.

Pattie S.
 McWilliams         Vice President, Life/Annuity Service & Claims, since
                    September 1993

                                      39A

James M. Middleton     Vice President, Systems Integration & Program Control,
                       since September 1997; prior thereto, Assistant Vice
                       President, Systems Integration & Analysis, since March
                       1994; prior thereto, Executive Director, Systems
                       Integration & Program Control, since 1992.

Stephen N. Patzman     Vice President, Corporate Actuary since November 1995;
                       prior thereto, Vice President, Operational Accounting, since September 1994; prior thereto, Assistance Vice
                       President, Actuary, since July 1979.

Leldon W. (Jack) Ward  Vice President, Health Insurance since May 1997; prior thereto, Vice President, Life Sales, Life & Health Marketing, since January 1996; prior thereto, Assistant Vice President, USAA Life General Agency, since December 1992.

Dwain A. Akins         Assistant Secretary; Assistant Vice President and
                       Managing Attorney of Life & Health Insurance Counsel,
                       USAA, since November 1994; prior thereto, Executive
                       Director and Managing Attorney, Life & Health Insurance
                       Counsel, USAA, since February 1991.

Bobby L. Casey         Assistant Vice President, Life Accounting and Analysis,
                       since December 1998; prior thereto, Director of Management Accounting (1987 - 90, 1991 -1992, 1995 to
                       1998), Director of Cash Management and Control & Support
                       (1993- 1995), Director of Financial Statement Reporting
                       (1990-1991, 1992-1993).

Bruce W. Clements      Assistant Vice President-Deputy General Counsel and
                       Assistant Secretary; Senior Vice President for P&C
                       Counsel, USAA, since September 1997; prior thereto, Vice
                       President-Deputy General Counsel, USAA, since June 1991.

Allen R. Pierce        Assistant Vice President, Actuary - Reinsurance,
                       Specialty Markets and Life Insurance, since January 1998;
                       prior thereto, Assistant Vice President, Actuarial
                       Support & Management Accounting Products and other related departments, since September 1994; prior thereto, Executive Director, since 1992.

Michael A. Moczygemba  Assistant Vice President, Market Planning, since May
                       1998; prior thereto, Executive Director, Market Planning, since June 1996; prior thereto, Director, Market Planning & Analysis, Corporate Plans, since October 1991.

Layne C. Roetzel       Assistant Vice President, Plans & Administration, since
                       May 1998; prior thereto, Executive Director/Controller,
                       La Cantera Development Company, since March 1997; prior thereto, Director, Financial Statement Reporting, USAA
                       Life, since September 1995; prior thereto, Co-Project
                       Manager, CLAS/LIS Project, since October 1995; prior thereto, Director, Management Accounting, since December
                       1992.

                                      40A

You should also review the accompanying Fund prospectuses for a description of the management of the Funds.

SEPARATE ACCOUNT

By a resolution of the Board of Directors of USAA Life, we established the
Separate Account as a separate account on January 20, 1998.   The Separate
Account is organized as a unit investment trust and registered with the SEC under the Investment Company Act of 1940. Registration does not involve supervision of the management of the Separate Account by the SEC.

The assets of the Separate Account are the property of USAA Life and are held for the benefit of the Owners and other persons entitled to payments under Policies issued through the Separate Account. The assets of the Separate Account equal to the reserves and other liabilities of the Separate Account are not chargeable with liabilities that arise from any other business which USAA Life may conduct.

The Separate Account is divided into Variable Fund Accounts, each representing a different investment objective. Net Premium Payments are allocated to the Variable Fund Accounts in accordance with your instructions. See "Investment Options." Each Variable Fund Account invests exclusively in the shares at the net asset value of a Fund. Income and gains and losses from assets in each Variable Fund Account are credited to, or charged against, that Variable Fund Account without regard to income, gains, or losses in the other Variable Fund Accounts.

POLICY DISTRIBUTION

We intend to sell the Policy in all states in which we are licensed and the District of Columbia. USAA IMCO, located at 10750 Robert F. McDermott Freeway, San Antonio, Texas 78288, is the principal underwriter distributing the Policy. USAA IMCO, a Texas corporation organized in May 1970, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is an active member of the National Association of Securities Dealers, Inc.

The Policy will be sold by licensed life insurance sales representatives who are also registered representatives of USAA IMCO. These licensed insurance sales representatives are salaried employees of USAA Life and receive neither direct nor indirect commissions nor any renewal commissions from the sale of the policies.

USAA IMCO serves as principal underwriter for the Policies pursuant to an amended and restated Distribution and Administration Agreement with USAA Life dated March 30, 1998. Pursuant to this agreement, USAA Life bears the cost of the salaries of the sales representatives who sell the policies and substantially all other distribution expenses of the Policies. The agreement terminates upon its assignment or upon at least ninety days' notice by either party. USAA IMCO serves as both principal underwriter and investment adviser for the following registered investment companies: USAA Tax Exempt Fund, Inc., USAA Investment Trust, USAA State Tax-Free Trust, USAA Mutual Fund, Inc., USAA Life Investment Trust. In addition, USAA IMCO serves as principal underwriter for the Separate Account of USAA Life, a registered investment company.

YEAR 2000 DISCLOSURE

LIKE OTHER ORGANIZATIONS AROUND THE WORLD, USAA LIFE COULD BE ADVERSELY AFFECTED BY THE SO-CALLED "YEAR 2000 PROBLEM." THE PROBLEM EXISTS BECAUSE MANY COMPUTER PROGRAMS USE ONLY THE LAST TWO DIGITS TO REFER TO A YEAR AND MAY NOT PROPERLY RECOGNIZE A YEAR THAT BEGINS WITH A "20" INSTEAD OF A "19." AS A RESULT, SUCH PROGRAMS MIGHT NOT PROPERLY PROCESS AND CALCULATE INFORMATION THAT RELATES TO DATES BEGINNING JANUARY 1, 2000 AND BEYOND.

                                      41A

USAA LIFE HAS SPENT MUCH EFFORT AND MONEY TO CONFRONT THE YEAR 2000 PROBLEM AND WE EXPECT TO HAVE OUR COMPUTER SYSTEMS READY FOR THE YEAR 2000 BY MID-1999. IN ADDITION, WE ARE ASSESSING THE YEAR 2000 READINESS OF THE MUTUAL FUNDS IN WHICH THE SEPARATE ACCOUNT INVESTS. ALTHOUGH WE CANNOT SAY THAT YOU WILL EXPERIENCE NO EFFECT FROM THIS SITUATION, WE CAN TELL YOU THAT WE ARE MAKING A LARGE EFFORT TO AVOID ANY ILL EFFECTS UPON OUR POLICY OWNERS.

TAX MATTERS

The following is a discussion of certain federal income tax matters. We do not intend this to be tax advice, nor does the following summary purport to be complete or to cover all situations. The discussion is general in nature, and should not be considered tax advice, for which you should consult a qualified tax adviser.

The individual situation of each Owner or beneficiary will determine how ownership or receipt of Policy proceeds will be treated for purposes of the federal estate tax, the state inheritance tax and other taxes.

Taxation of Policy Proceeds

The following discussion is based on current federal income tax law and interpretations. It assumes that the Owner is a natural person who is a U.S. citizen and resident. The tax effects on non-U.S. residents or non-U.S. citizens may be different.

   General. A Policy will be treated as "life insurance" for federal income tax purposes (a) if it meets the definition of life insurance under Section 7702 of the Internal Revenue Code (the "Code") and (b) for as long as the investments made by the underlying Mutual Funds satisfy certain investment diversification requirements under Section 817(h) of the Code. We believe that the Policies will meet these requirements and that:

     . the death benefit received by the beneficiary under your Policy will not be subject to federal income tax; and

     . increases in your Policy's cash value as a result of investment experience will not be subject to federal income tax unless and until there is a distribution from your Policy, such as a surrender or a partial surrender.

The federal income tax consequences of a distribution from your Policy can be affected by whether your Policy is determined to be a "modified endowment contract" (which is discussed below). In all cases, however, the character of all income that is described below as taxable to the payee will be ordinary income (as opposed to capital gain).

   Testing for modified endowment contract status. Your Policy will be a "modified endowment contract" if, at any time during the first seven Policy Years, you have paid a cumulative amount of premiums that exceeds the premiums that would have been paid by that time under a similar fixed-benefit insurance policy that was designed (based on certain assumptions mandated under the Code) to provide for paid-up future benefits after the payment of seven level annual premiums. This is called the "seven-pay" test.

Whenever there is a "material change" under a Policy, the Policy will generally be (1) treated as a new contract for purposes of determining whether the Policy is a modified endowment contract, and (2) subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prescribed formula, the accumulation value of the Policy at the time of such change. A materially changed Policy would be considered a modified endowment if it failed to satisfy the new seven-pay limit. A material change for these purposes could occur as a result of a change in death benefit option, the selection of additional rider benefits, an increase in your Policy's Specified Amount of coverage, and certain other changes.

                                      42A

If your Policy's benefits are reduced during the first seven Policy Years (or within seven years after a material change), the calculated seven-pay premium limit will be predetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a decrease in Specified Amount you request or, in some cases, a partial surrender or termination of additional benefits under a rider.) If the premiums previously paid are greater than the recalculated seven-payment premium level limit, the Policy will become a modified endowment contract. A life insurance policy that is received in exchange for a modified endowment contract will also be considered a modified endowment contract.

   Other effects of Policy changes. Changes made to your Policy (for example, a decrease in benefits or a lapse or reinstatement of your Policy) may also have other effects on your Policy. Such effects may include impacting the maximum amount of premiums that can be paid under your Policy, as well as the maximum amount of accumulation value that may be maintained under your Policy.

   Taxation of pre-death distributions if your Policy is not a modified endowment contract. As long as your Policy remains in force during the Insured's lifetime as a non-modified endowment contract, a Policy loan will be treated as indebtedness, and no part of the loan proceeds will be subject to current federal income tax. Interest on the loan generally will not be tax deductible.

After the first 15 Policy Years, the proceeds from a partial surrender will not be subject to federal income tax except to the extent such proceeds exceed your "basis" in your Policy. (Your basis generally will equal the premiums you have paid, less the amount of any previous distributions from your Policy that were not taxable.) During the first 15 Policy Years, the proceeds from a partial surrender or a reduction in insurance coverage could be subject to federal income tax, under a complex formula, to the extent that your cash value exceeds your basis in your Policy.

On the maturity date or upon full surrender, any excess in the amount of proceeds we pay (including amounts we use to discharge any Policy loan) over your basis in the Policy, will be subject to federal income tax. In addition, if a Policy terminates after a grace period while there is a Policy loan, the cancellation of such loan and accrued loan interest will be treated as a distribution and could be subject to tax under the above rules. Finally, if you make an assignment of rights or benefits under your Policy you may be deemed to have received a distribution from your Policy, all or part of which may be taxable.

   Taxation of pre-death distributions if your Policy is a modified endowment contract. If your Policy is a modified endowment contract, any distribution from your Policy during the Insured's lifetime will be taxed on an "income-first" basis. Distributions for this purpose include (1) a loan (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan), or (2) partial surrender. Any such distributions will be considered taxable income to you to the extent your cash value exceeds your basis in the Policy. (For modified endowment contracts, your basis is similar to the basis described above for other Policies, except that it also would be increased by the amount of any prior loan under your Policy that was considered taxable income to you.) For purposes of determining the taxable portion of any distribution, all modified endowment contracts issued by the same insurer (or its affiliate) to the same owner (excluding certain qualified plans) during any calendar year are aggregated. The U.S. Treasury Department has authority to prescribe additional rules to prevent avoidance of "income-first" taxation on distributions from modified endowment contracts.

                                      43A

A 10% penalty tax also will apply to the taxable portion of most distributions from a Policy that is a modified endowment contract. The penalty tax will not, however, apply to distributions (1) to taxpayers 59 1/2 years of age or older,
(2) in the case of a disability (as defined in the Code), or (3) received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary. If your Policy terminates after a grace period while there is a Policy loan, the cancellation of such loan will be treated as a distribution to the extent not previously treated as such and could be subject to tax, including the 10% penalty tax, as described above. In addition, on the maturity date and upon a full surrender, any excess of the proceeds we pay (including any amounts we use to discharge any loan) over your basis in the Policy, will be subject to federal income tax and, unless an exception applies, the 10% penalty tax.

Distributions that occur during a Policy Year in which your Policy becomes a modified endowment contract, and during any subsequent Policy Years, will be taxed as described in the two preceding paragraphs. In addition, distributions from a Policy within two years before it becomes a modified endowment contract also will be subject to tax in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract. The Treasury Department has been authorized to prescribe rules which would treat similarly other distributions made in anticipation of a Policy becoming a modified endowment contract.

   Policy lapses and reinstatements. A Policy which has lapsed may have the tax consequences described above, even though you may be able to reinstate that Policy. For tax purposes, some reinstatements may be treated as the purchase of a new insurance contract.

   Terminal illness rider. Amounts received under an insurance policy on the life of an individual who is terminally ill, as defined by the tax law, are generally excludable from the payee's gross income. We believe that the benefits provided under our terminal illness rider meet the law's definition of terminally ill and can qualify for this income tax exclusion. This exclusion does not apply, however, to amounts paid to someone other than the Insured, if the payee has an insurable interest in the Insured's life because the Insured is a director, officer or employee of the payee or by reason of the Insured being financially interested in any trade or business carried on by the payee.

   Diversification. Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements. Failure by us to comply with these regulations would disqualify your Policy as a life insurance policy under Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on the income under the Policy for the period of the disqualification and for subsequent periods. Our Separate Account, through the Mutual Funds, intends to comply with these requirements.

In connection with the issuance of then temporary diversification regulations, the Treasury Department stated that it anticipated the issuance of guidelines prescribing the circumstances in which the ability of a Policy Owner to direct his or her investment to particular Mutual Funds within a Separate Account may cause the Owner, rather than the insurance company, to be treated as the owner of the assets in the account. If you were considered the owner of the assets of the Separate Account, income and gains from the account would be included in your gross income for federal income tax purposes. USAA Life reserves the right to amend the Policies in any way necessary to avoid any such result. As of the date of this Prospectus, no such guidelines have been issued, although the Treasury Department has informally indicated that any such guidelines could limit the number of investment funds or the frequency of transfers among such funds. These guidelines may apply only prospectively, although retroactive application is possible if such standards are considered not to embody a new position.

                                      44A

   Estate and generation skipping taxes. If the Insured is the Policy Owner, the death benefit under a Policy will generally be includable in the Owner's estate for purposes of federal estate tax. If the Owner is not the insured person, under certain conditions, only an amount approximately equal to the cash surrender value of the Policy would be includable. Federal estate tax is integrated with federal gift tax under a unified rate schedule. In general, estates less than $650,000 (increasing annually to $1 million in 2006 and thereafter) will not incur a federal estate tax liability. In addition, an unlimited marital deduction may be available for federal estate tax purposes.

As a general rule, if a "transfer" is made to a person two or more generations younger than the Policy's Owner, a generation skipping tax may be payable at rates similar to the maximum estate tax rate in effect at the time. The generation skipping tax provisions generally apply to "transfers" that would be subject to the gift and estate tax rules. Individuals are generally allowed an aggregate generation skipping tax exemption of $1 million. Because these rules are complex, you should consult with a qualified tax adviser for specific information, especially where benefits are passing to younger generations.

If the Owner of the Policy is not the Insured, and the Owner dies before the Insured, the value of the Policy, as determined under Internal Revenue Service regulations, is includable in the federal gross of the Owner for federal estate tax purposes. Whether a federal estate tax is payable depends on a variety of factors, including those listed in the preceding paragraph.

The particular situation of each Owner, Insured or beneficiary will determine how ownership or receipt of Policy proceeds will be treated for purposes of federal estate and generation skipping taxes, as well as state and local estate, inheritance and other taxes.

   Pension and profit-sharing plans. If Policies are purchased by a trust or other entity that forms part of a pension or profit-sharing plan qualified under Section 401(a) of the Code for the benefit of participants covered under the plan, the federal income tax treatment of such Policies will be somewhat different from that described above.

If purchased as part of a pension or profit-sharing plan, the reasonable net premium cost for such amount of insurance is required to be included annually in the plan participant's gross income. This cost (generally referred to as the "P.S. 58" cost) is reported to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the Policy's cash value will not be subject to federal income tax. However, the Policy's cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. The participant's cost basis will generally include the costs of insurance previously reported as income to the participant. Special rules may apply if the participant had borrowed from the Policy or was an owner-employee under the plan.

There are limits on the amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan. Complex rules, in addition to those discussed above, apply whenever life insurance is purchased by a tax qualified plan. You should consult a qualified tax adviser.

   Other employee benefit programs. Complex rules may also apply when a Policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of other employee benefits. These Policy Owners must consider whether the Policy was applied for by or issued to a person having an insurable interest under applicable state law and with the insured person's consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the Policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit.

                                      45A

   ERISA. Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974. You should consult a qualified legal adviser.

   When we withhold income taxes. Generally, unless you provide us with an election to the contrary before we make the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your Policy. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory written notification that no such taxes are due.

   Tax changes. The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new interpretations of existing law. State and local tax law or, if you are not a U.S. citizen and resident, foreign tax law, may also affect the tax consequences to you, the Insured, or your beneficiary, and are subject to change. Any changes in federal, state, local or foreign tax law or interpretation could have a retroactive effect. We suggest you consult a qualified tax adviser.

Taxation of USAA Life

USAA Life is taxed as a life insurance company under federal income tax laws. USAA Life does not initially expect to incur any income tax on the earnings or the realized capital gains attributable to the Separate Account. If, in the future, USAA Life determines that the Separate Account may incur federal income taxes, then we may assess a charge against the Separate Account Variable Fund Accounts for those taxes. Any charge will reduce the Policy's cash value.

We may have to pay state, local or other taxes in addition to applicable taxes based on premiums. At present, these taxes are not substantial. If they increase, we may make charges for such taxes when they are attributable to our Separate Account or allocable to the Policies.

Certain Mutual Funds in which your cash value is invested may elect to pass through to USAA Life taxes withheld by foreign taxing jurisdictions on foreign source income. Such an election will result in additional taxable income and income tax to USAA Life. The amount of additional income tax, however, may be more than offset by credits for the foreign taxes withheld which are also passed through. These credits may provide a benefit to USAA Life.

STATE REGULATION OF USAA LIFE

USAA Life, a stock life insurance company organized under the laws of Texas, is subject to regulation by the Texas Department of Insurance. An annual statement is filed with the Texas Department of Insurance on or before March 1st of each year covering the operations and reporting on the financial condition of USAA Life as of December 31 of the preceding year. Periodically, the Commissioner of Insurance examines the liabilities and reserves of USAA Life and the Separate Account and certifies their adequacy.

In addition, USAA Life is subject to the insurance laws and regulations of all other states and jurisdictions where it is licensed. Generally, the Insurance Department of any other state applies the laws of the state of Texas in determining USAA Life's permissible investments.

                                      46A

LEGAL MATTERS

Freedman, Levy, Kroll, and Simonds, Washington, D.C., has advised USAA Life on certain federal securities law matters. All matters of Texas law pertaining to the Policy, including the validity of the Policy and USAA Life's right to issue the Policy under Texas insurance law, have been passed upon by Dwain A. Akins, Assistant Vice President and Assistant Secretary of USAA Life.

INDEPENDENT AUDITORS


The financial statements of the Separate Account as of and for the period ended December 31, 1998, and the consolidated financial statements of USAA Life as of December 31, 1998 and 1997, and for each of the years in the three-year period ended December 31, 1998, have been included in this Prospectus in reliance upon the accompanying reports thereon of KPMG LLP, independent certified public accountants, included elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

REGISTRATION STATEMENT

USAA Life has filed a registration statement under the Securities Act of 1933 with the SEC relating to the offering described in this Prospectus. This Prospectus does not contain all the information set forth in the registration statement and amendments thereto and the exhibits filed as part thereof, to all of which reference is hereby made for additional information concerning the Separate Account, USAA Life and the Policies.

The exhibits to the registration statement include a form of hypothetical illustration of the Policy that shows how cash value, cash surrender value, and the death benefit could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Funds equal to annual rates of 0%, 6%, and 12%, Insureds in the rate class illustrated, and based on current and guaranteed Policy charges.

The additional information contained in the registration statement may be obtained at the SEC's main office in Washington, D.C., upon payment of the prescribed fees.

FINANCIAL STATEMENTS

You should consider the consolidated financial statements of USAA Life only as bearing on the ability of USAA Life to meet its contractual obligations under the Policies. They do not bear on the investment performance of the Separate Account. The financial statements of the Separate Account and USAA Life appear on the pages that follow.



                                      47A

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors of USAA Life Insurance Company and Policyowners of the Life Insurance Separate Account of USAA Life Insurance Company:

We have audited the accompanying statements of assets and liabilities as of December 31, 1998, the related statements of operations, the statements of changes in net assets, and the unit value information presented in note 6 for the period August 31, 1998 (commencement of operations) through December 31, 1998, for the USAA Life Money Market Fund Account, USAA Life Income Fund Account, USAA Life Growth and Income Fund Account, USAA Life World Growth Fund Account, USAA Life Diversified Assets Fund Account, USAA Life Aggressive Growth Fund Account, USAA Life International Fund Account, the Fund Account of the Capital Growth Portfolio-Class A shares of the Scudder Variable Life Investment Fund (Scudder VLIF Capital Growth Portfolio Fund Account), the Fund Account of the American Growth Portfolio of the Alger American Fund (Alger American Growth Portfolio Fund Account), and the Fund Accounts of the Equity 500 Index Fund, Small Cap Index Fund and EAFE(R) Equity Index Fund, which are funds of the Bankers Trust (BT) Insurance Funds Trust series (BT Equity 500 Index Fund Account, BT Small Cap Index Fund Account, and BT EAFE Equity Index Fund Account), available within the Life Insurance Separate Account of USAA Life Insurance Company. These financial statements and unit value information are the responsibility of the Life Insurance Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and unit value information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investments owned at December 31, 1998, were verified by examination of the underlying portfolios of the USAA Life Investment Trust or through confirmation for the Scudder, Alger, and BT Insurance Funds Trust Funds' portfolios. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and unit value information referred to above present fairly, in all material respects, the financial position of the aforementioned fund accounts of the Life Insurance Separate Account of USAA Life Insurance Company as of December 31, 1998, and the results of their operations, the changes in their net assets, and the unit value information for the period August 31, 1998 (commencement of operations) through December 31, 1998, in conformity with generally accepted accounting principles.


                                    /s/ KPMG LLP
                                    -------------------------------
                                    KPMG LLP

San Antonio, Texas
February 5, 1999


                                      48A

       THE LIFE INSURANCE SEPARATE ACCOUNT OF USAA LIFE INSURANCE COMPANY

                     STATEMENTS OF ASSETS AND LIABILITIES

Variable Fund Accounts (In Thousands, Except Per Unit Data)    DECEMBER 31, 1998


                                                              Fund                            Investment at
                                                             Shares             Cost          Market Value
                                                       ----------------------------------------------------
ASSETS
  Investments at market value:
        USAA Life Money Market Fund                             1             $    1               $ 1
        USAA Life Income Fund                                   -                  -                 -
        USAA Life Growth and Income Fund                        1                  3                 3
        USAA Life World Growth Fund                             -                  -                 -
        USAA Life Diversified Assets Fund                       3                 39                38
        USAA Life Aggressive Growth Fund                        -                  -                 -
        USAA Life International Fund                            -                  -                 -
        Scudder VLIF Capital Growth Portfolio-Class             1                  2                 3
        A Shares
        Alger American Growth Portfolio                         -                  -                 -
        BT Equity 500 Index Fund                                1                  3                 3
        BT Small Cap Index Fund                                 -                  -                 -
        BT EAFE(R) Equity Index Fund                            1                  2                 2
                                                                              ------               ---
        Total investments                                                     $  50                $50

  Other assets:
        Receivable from USAA Life Insurance Company                                                  -
                                                                                                   ---

                 Total assets                                                                       50

Liabilities

        Payable to USAA Life Insurance Company                                                       -
                                                                                                   ---

                  Net assets                                                                       $50
                                                                                                   ===

                                                          Fund Account      Accumulation
                                                             Units           Unit Value         Reserves
                                                       ----------------------------------------------------
NET ASSETS

        USAA Life Money Market Fund Account             1                  $ 1.178565               $ 1
        USAA Life Income Fund Account                   -                   14.089499                 -
        USAA Life Growth and Income Fund Account        1                   20.468785                 3
        USAA Life World Growth Fund Account             -                   17.860722                 -
        USAA Life Diversified Assets Fund Account       2                   17.974654                38
        USAA Life Aggressive Growth Fund Account        -                   13.993064                 -
        USAA Life International Fund Account            -                   10.417977                 -
        Scudder VLIF Capital Growth Portfolio Fund      1                   24.448446                 3
        Account
        Alger American Growth Portfolio Fund Account    -                   26.806157                 -
        BT Equity 500 Index Fund Account                1                   11.003536                 3
        BT Small Cap Index Fund Account                 -                    8.825971                 -
        BT EAFE(R) Equity Index Fund Account            1                   10.386978                 2
                                                                                              ---------
        Net assets attributable to policyowners'                                                    $50
        reserves
                                                                                              =========

See accompanying Notes to Financial Statements.


                                      49A

       THE LIFE INSURANCE SEPARATE ACCOUNT OF USAA LIFE INSURANCE COMPANY

                           STATEMENTS OF OPERATIONS

VARIABLE FUND ACCOUNTS (IN THOUSANDS)           PERIOD ENDED DECEMBER 31, 1998*

                                   USAA LIFE                             USAA LIFE          USAA LIFE           USAA Life
                                     MONEY            USAA LIFE            GROWTH             WORLD            DIVERSIFIED
                                     MARKET             Income           AND INCOME           GROWTH              ASSETS
                                  FUND ACCOUNT       FUND ACCOUNT       FUND ACCOUNT       FUND ACCOUNT        FUND ACCOUNT
                                  ------------       ------------       ------------       ------------     -----------------

NET INVESTMENT INCOME:
      Income dividends and
      capital gains
      distributions                 $    -               $  -              $  -               $  -                $  2
                                    ------               ----              ----               -----               ----
      Expenses
      Mortality and expense
      risk charge                        -                  -                 -                   -                  -
                                    ------               ----              ----               -----               ----
      Net investment income              -                  -                 -                   -                  2
                                    ------               ----              ----               -----               ----

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
      Net realized gain                  -                  -                 -                   -                  -
      Change in net unrealized
      appreciation/depreciation          -                  -                 -                   -                 (1)
                                    ------               ----              ----               -----               ----

      Net realized and
      unrealized gain (loss)
      on investments                     -                  -                 -                   -                 (1)
                                    ------               ----              ----               -----               ----

INCREASE IN NET ASSETS
     RESULTING FROM OPERATIONS      $    -               $  -              $  -               $   -               $  1
                                    ======               ====              ====               =====               ====

*Variable fund accounts commenced operations August 31, 1998.
See accompanying Notes to Financial Statements.


                                      50A

       THE LIFE INSURANCE SEPARATE ACCOUNT OF USAA LIFE INSURANCE COMPANY

                           STATEMENTS OF OPERATIONS

VARIABLE FUND ACCOUNTS (IN THOUSANDS)           PERIOD ENDED DECEMBER 31, 1998*

                                  USAA LIFE                  SCUDDER VLIF       ALGER           BT           BT
                                  AGGRESSIVE    USAA LIFE      CAPITAL         AMERICAN     EQUITY 500    SMALL CAP       BT
                                    GROWTH    INTERNATIONAL     GROWTH          GROWTH         INDEX        INDEX       EAFE(R)
                                     FUND        FUND         PORTFOLIO       PORTFOLIO        FUND          FUND    EQUITY INDEX
                                   ACCOUNT       ACCOUNT     FUND ACCOUNT    FUND ACCOUNT     ACCOUNT      ACCOUNT   FUND ACCOUNT
                                 -----------------------------------------------------------------------------------------------
NET INVESTMENT INCOME:
   Income dividends and
   capital
   gains distributions              $  -          $  -          $  -            $  -           $  -         $  -        $   -
                                    ----          ----          ----            ----           ----         ----        -----
   Expenses
   Mortality and expense               -             -             -               -              -            -            -
   risk charge
   Net investment                      -             -             -               -              -            -            -
   income
                                    ----          ----          ----            ----           ----         ----        -----

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
   Net realized gain                   -             -             -               -              -            -            -
   Change in net unrealized
   appreciation/depreciation           -             -             1               -              -            -            -
                                    ----          ----          ----            ----           ----         ----        -----

   Net realized and
   unrealized gain (loss)
   on investments                      -             -             1               -              -            -            -
                                    ----          ----          ----            ----           ----         ----        -----

INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS         $  -          $  -          $  1            $  -           $  -         $  -        $   -
                                    ====          ====          ====            ====           ====         ====        =====

*Variable fund accounts commenced operations August 31, 1998.
See accompanying Notes to Financial Statements.


                                      51A

       THE LIFE INSURANCE SEPARATE ACCOUNT OF USAA LIFE INSURANCE COMPANY

                      STATEMENTS OF CHANGES IN NET ASSETS

VARIABLE FUND ACCOUNTS (IN THOUSANDS)          PERIOD ENDED DECEMBER 31, 1998*

                                                                       USAA LIFE        USAA LIFE
                                               USAA LIFE MONEY           INCOME           GROWTH           USAA LIFE
                                                 MARKET FUND              FUND          AND INCOME      WORLD GROWTH FUND
                                                   ACCOUNT              ACCOUNT        FUND ACCOUNT         ACCOUNT
INCREASE IN NET ASSETS

From operations:

         Net investment income                    $   -                  $   -            $   -               $   -

         Net realized gain                            -                      -                -                   -
         on investments

         Change in net unrealized
         appreciation/depreciation                    -                      -                -                   -
                                                  -----                  -----            -----               -----

         Increase in net assets
         resulting from operations                    -                      -                -                   -
                                                  -----                  -----            -----               -----

FROM POLICY TRANSACTIONS:

         Units issued                                48                      -                3                   -

         Units redeemed                             (47)                     -                -                   -

         Increase in net assets
         from policy transactions                     1                                       3                   -
                                                  -----                  -----            -----               -----
         Net increase in net assets                   1                      -                3                   -

 NET ASSETS:
         Beginning of period                          -                      -                -                   -
                                                  -----                  -----            -----               -----

         End of period                            $   1                  $   -            $   3               $   -
                                                  =====                  =====            =====               =====
 UNITS ISSUED AND REDEEMED

         Beginning balance                            -                      -                -                   -

         Units issued                                46                      -                1                   -

         Units redeemed                             (45)                     -                -                   -
                                                  -----                  -----            -----               -----
          Ending balance                              1                      -                1                   -
                                                  =====                  =====            =====               =====

*Variable fund accounts commenced operations August 31, 1998.
See accompanying Notes to Financial Statements.


                                      52A

       THE LIFE INSURANCE SEPARATE ACCOUNT OF USAA LIFE INSURANCE COMPANY

                      STATEMENTS OF CHANGES IN NET ASSETS

VARIABLE FUND ACCOUNTS (IN THOUSANDS)           PERIOD ENDED DECEMBER 31, 1998*


                                                USAA LIFE                    USAA LIFE
                                               DIVERSIFIED               AGGRESSIVE GROWTH                USAA LIFE
                                               ASSETS FUND                      Fund                    INTERNATIONAL
                                                 ACCOUNT                      Account                    FUND ACCOUNT
INCREASE IN NET ASSETS

From operations:
       Net investment income                      $  2                          $  -                          $  -

       Net realized gain                             -                             -                             -
       on investments

       Change in net unrealized
       appreciation/depreciation                    (1)                            -                             -
                                                  ----                          ----                          ----

       Increase in net assets
       resulting from operations                     1                             -                             -
                                                  ----                          ----                          ----
 FROM POLICY TRANSACTIONS:

       Units issued                                 37                             -                             -

       Units redeemed                                -                             -                             -

       Increase in net assets
       from policy transactions                     37                             -                             -
                                                  ----                          ----                          ----

       Net increase in net assets                   38                             -                             -

 NET ASSETS:
       Beginning of period                           -                             -                             -
                                                  ----                          ----                          ----

       End of period                              $ 38                          $  -                          $  -
                                                  ====                          ====                          ====
 UNITS ISSUED AND REDEEMED

       Beginning balance                             -                             -                             -

       Units issued                                  2                             -                             -

       Units redeemed                                -                             -                             -
                                                  ----                          ----                          ----

       Ending balance                                2                             -                             -
                                                  ====                          ====                          ====


*Variable fund accounts commenced operations August 31, 1998.
See accompanying Notes to Financial Statements.


                                      53A

      THE LIFE INSURANCE SEPARATE ACCOUNT OF USAA LIFE INSURANCE COMPANY

                      STATEMENTS OF CHANGES IN NET ASSETS

VARIABLE FUND ACCOUNTS (IN THOUSANDS)            PERIOD ENDED DECEMBER 31, 1998*

                                     SCUDDER VLIF
                                    CAPITAL GROWTH      ALGER AMERICAN      BT EQUITY     BT SMALL CAP
                                    PORTFOLIO FUND     GROWTH PORTFOLIO     500 INDEX      INDEX FUND     BT EAFE(R) EQUITY
                                       ACCOUNT           FUND ACCOUNT      FUND ACCOUNT      ACCOUNT      INDEX FUND ACCOUNT
INCREASE IN NET ASSETS

FROM OPERATIONS:

 Net investment income                  $  -                  $  -              $  -           $  -               $  -
                                        ----                  ----              ----           ----               ----
 Net realized gain
   on investments                          -                     -                 -              -                  -

 Change in net unrealized
   appreciation/depreciation               1                     -                 -              -                  -
                                        ----                  ----              ----           ----               ----

   Increase in net assets
   resulting from operations               1                     -                 -              -                  -
                                        ----                  ----              ----           ----               ----

FROM POLICY TRANSACTIONS:

 Units issued                              4                     -                 3              -                  2

 Units redeemed                           (2)                    -                 -              -                  -
                                        ----                  ----              ----           ----               ----

   Increase in net assets
   from policy transactions                2                     -                 3              -                  2
                                        ----                  ----              ----           ----               ----

 Net increase in net assets                3                     -                 3              -                  2

NET ASSETS:
 Beginning of period                       -                     -                 -              -                  -
                                        ----                  ----              ----           ----               ----

 End of period                          $  3                  $  -              $  3           $  -               $  2
                                        ====                  ====              ====           ====               ====

UNITS ISSUED AND REDEEMED

 Beginning balance                         -                     -                 -              -                  -

 Units issued                              1                     -                 1              -                  1

 Units redeemed                            -                     -                 -              -                  -
                                        ----                  ----              ----           ----               ----

 Ending balance                            1                     -                 1              -                  1
                                        ====                  ====              ====           ====               ====

*Variable fund accounts commenced operations August 31, 1998.
See accompanying Notes to Financial Statements.


                                      54A

                     THE LIFE INSURANCE SEPARATE ACCOUNT OF
                          USAA LIFE INSURANCE COMPANY
                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1998

(1)  ORGANIZATION

  The Life Insurance Separate Account of USAA Life Insurance Company is registered under the Investment Company Act of 1940, as amended, as a segregated unit investment account of USAA Life Insurance Company (USAA Life), a wholly owned subsidiary of the United Services Automobile Association
  (USAA).  The Life Insurance Separate Account commenced operation August 31,
  1998.

  The Life Insurance Separate Account is divided into twelve variable fund accounts, each of which invests in a corresponding fund. The funds'
  objectives can be found on page A-8 in this report.   Units of the Life
  Insurance Separate Account are sold only in connection with the Variable Universal Life Policy.

  The fund accounts available within the Life Insurance Separate Account include: the USAA Life Money Market Fund Account, USAA Life Income Fund Account, USAA Life Growth and Income Fund Account, USAA Life World Growth Fund Account, USAA Life Diversified Assets Fund Account, USAA Life Aggressive Growth Fund Account, and USAA Life International Fund Account; the Fund Account of the Capital Growth Portfolio-Class A shares of the Scudder Variable Life Investment Fund (Scudder VLIF Capital Growth Portfolio Fund Account); the Fund Account of the American Growth Portfolio of the Alger American Fund
  (Alger American Growth Portfolio Fund Account);   the Fund Accounts of the
  Equity 500 Index Fund, Small Cap Index Fund and EAFE(R) Equity Index Fund, which are funds of the Bankers Trust (BT) Insurance Funds Trust series (BT Equity 500 Index Fund Account, BT Small Cap Index Fund Account, and BT EAFE Equity Index Fund Account), available within the Life Insurance Separate Account of USAA Life Insurance Company.

  The assets of the Life Insurance Separate Account are the property of USAA Life and are not chargeable with liabilities arising out of any other business of USAA Life.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Security Valuation

  Investments in mutual fund securities are carried in the Statements of Assets and Liabilities at net asset value as reported by the fund. Gains or losses on securities transactions are determined on the basis of the first-in first-out (FIFO) cost method. Security transactions are recorded on the trade date. Dividend income, if any, is recorded on ex-dividend date.

  DISTRIBUTIONS

  The net investment income (loss) and realized capital gains of the Life Insurance Separate Account are not distributed, but instead are retained and reinvested for the benefit of unit owners.

  FEDERAL INCOME TAX

  Operations of the Life Insurance Separate Account are included in the federal income tax return of USAA Life, which is taxed as a "Life Insurance Company" under the Internal Revenue Code. Under current federal income tax law, no income taxes are payable with respect to operation of the Life Insurance Separate Account.

  USE OF ESTIMATES

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.


                                      55A

(3)  RELATED PARTY TRANSACTIONS

  During the year ended December 31, 1998, advisory and administrative fees of $1.1 million were paid or payable to USAA Investment Management Company (USAA
  IMCO) by the funds of the USAA Life Investment Trust (the Trust).   USAA IMCO
  is indirectly wholly owned by USAA. The funds' advisory fees are computed on an annualized rate of 0.20% of the monthly average net assets for each calendar month of each fund of the Trust except for the USAA Life Aggressive Growth Fund, which accrues at an annualized rate of 0.50%, and USAA Life
  International Fund, which accrues at an annualized rate of 0.65%.   The funds
  are an investment option for both the Variable Universal Life Policy and the Flexible Premium Deferred Combination Fixed and Variable Annuity Contract. Administrative fees are based on estimated time incurred to provide such services.

(4)  EXPENSES

  A mortality and expense risk charge is deducted by USAA Life from the Life Insurance Separate Account on a daily basis which is equal, on an annual basis, to 0.75% of the daily net asset value of each variable fund account. The mortality risk assumed is that insureds may live for a shorter period of time than estimated. Thus a greater amount of death benefits than expected
  will be payable.   The expense risk assumed by USAA Life is that the costs of administering the policies and the Life Insurance Separate Account may exceed the amount recovered from the policy maintenance and administration expense charges. The mortality and expense risk charge is guaranteed by USAA Life and cannot be increased.

  The following expenses are charged to reimburse USAA Life for the expenses it incurs in the establishment and maintenance of the Policies and each variable fund account. On the policy's effective date, and each monthly anniversary thereafter, certain monthly charges will be deducted by USAA Life through a redemption of units from the cash value of the policy. The monthly deduction will include cost of insurance charges, charges for any optional insurance benefits provided by rider, an administrative charge of $10 during the first
  twelve policy months, and a recurring maintenance charge of $5.   For the
  period ended December 31, 1998, monthly deduction charges totaled approximately $1,000 and such charges have been classified as policy redemptions.

  A transfer charge of $25 will be deducted for each value transfer between Variable Fund Accounts in excess of six per Policy Year. For each partial surrender of cash value, a charge equal to the lesser of $25 or 2% of the amount withdrawn will be deducted. This charge is also referred to as an "administrative processing fee." For full surrenders, the amount of the surrender charge will equal a percentage of the Annual Target Premium Payment specified in the policy. The number of years the policy has been inforce at the time of surrender determines the applicable percentage.

  A 3% premium charge is deducted from the policyholder's premium to compensate USAA Life for sales charges and taxes. The charge will be deducted from the policyholder's premium payments until the policyholder's gross amount of premium payments received exceeds the sum of the policyholder's Annual Target Premium Payments payable over 10 years.

(5)  YEAR 2000 (UNAUDITED)

  Like other companies, the Life Insurance Separate Account could be adversely affected if the computer systems used by its service providers are not able to perform their intended functions effectively after 1999 because of the inability of computer software to distinguish the year 2000 from the year 1900. USAA Life is taking steps to address this potential year 2000 problem with respect to the computer systems that they use and to obtain satisfactory assurances that comparable steps are being taken by the Life Insurance Separate Account's service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Life Insurance Separate Account from this problem.


                                      56A

                         NOTES TO FINANCIAL STATEMENTS

(CONTINUED)                                                DECEMBER 31, 1998


6)  UNIT VALUES

A summary of unit values and units outstanding for variable universal life policies and the expense ratios, including expenses of the underlying funds, for the period is as follows:

                           USAA LIFE                  USAA LIFE      USAA LIFE      USAA LIFE
                            MONEY      USAA LIFE      GROWTH AND       WORLD       DIVERSIFIED     USAA LIFE
                            MARKET       INCOME         INCOME        GROWTH          ASSETS       AGGRESSIVE
                             FUND         FUND           FUND          FUND            FUND        GROWTH FUND
                            ACCOUNT     ACCOUNT         ACCOUNT       ACCOUNT        ACCOUNT         ACCOUNT

                        PERIOD ENDED   PERIOD ENDED   PERIOD ENDED   PERIOD ENDED   PERIOD ENDED    PERIOD ENDED
                        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                          1998(a)        1998(a)        1998(a)        1998(a)         1998(a)         1998(a)
                        -------------------------------------------------------------------------------------------

At end of period:
 Accumulation units                1             -               1             -              2              -
  (000)
 Accumulation unit         $1.178565    $14.089499      $20.468785    $17.860722     $17.974654     $13.993064
  value
 Net assets (000)          $       1    $        -      $        3    $        -     $       38     $        -
Ratio of expenses to            1.10%         1.10%           1.10%         1.40%          1.10%          1.45%
 average net assets
  (b) (c)
Ratio of expenses to
 average net assets,
 excluding                      1.55%         1.30%           1.12 %        1.41%          1.20%          1.59%
 reimbursements (c)

                                        SCUDDER
                                         VLIF          ALGER
                                        CAPITAL       AMERICAN
                           USAA LIFE    GROWTH         GROWTH                         BT EQUITY        BT EAFE(R)
                         INTERNATIONAL  PORTFOLIO     PORTFOLIO     BT EQUITY 500     SMALL CAP       EQUITY INDEX
                             FUND         FUND          FUND         INDEX FUND       INDEX FUND          FUDN
                            ACCOUNT     ACCOUNT        ACCOUNT         ACCOUNT          ACCOUNT         ACCOUNT

                        PERIOD ENDED   PERIOD ENDED   PERIOD ENDED  PERIOD ENDED     PERIOD ENDED     PERIOD ENDED
                        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,  DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                          1998(a)        1998(a)        1998(a)       1998(a)          1998(a)          1998(a)
                        -------------------------------------------------------------------------------------------


At end of period:
  Accumulation units                -             1             -              1              -              1
   (000)
  Accumulation unit        $10.417977    $24.448446    $26.806157     $11.003536     $ 8.825971     $10.386978
   value
  Net assets (000)         $        -    $        3    $        -     $        3     $        -     $        2
Ratio of expenses to             1.85%         1.26%         1.54%          1.05%          1.20%          1.40%
  average net assets
  (b) (c)
Ratio of expenses to
  average net assets,
  excluding                       2.10%          N/A          N/A           1.94%          2.33%          2.41%
   reimbursements (c)

(a) Variable fund accounts commenced operations August 31, 1998 with the following initial unit values per unit:

USAA Life Money Market Fund Account                   $ 1.162018
USAA Life Income Fund Account                         $13.766435
USAA Life Growth and Income Fund Account              $16.937712
USAA Life World Growth Fund Account                   $14.981795
USAA Life Diversified Assets Fund Account             $16.007256
USAA Life Aggressive Growth Fund Account              $ 9.446371
USAA Life International Fund Account                  $ 9.285958
Scudder VLIF Capital Growth Portfolio Fund Account    $18.614844
Alger American Growth Portfolio Fund Account          $19.521151
BT Equity 500 Index Fund Account                      $ 8.561922
BT Small Cap Index Fund Account                       $ 7.048653
BT EAFE(R) Equity Index Fund Account                  $ 8.920584

(b) The information is based on actual expenses to the policyowner for the period, including the expenses of the underlying fund, after giving effect to reimbursement of fund expenses by USAA Life.

(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.


                                      57A

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
USAA LIFE INSURANCE COMPANY:

We have audited the accompanying consolidated balance sheets of USAA LIFE INSURANCE COMPANY and subsidiaries as of December 31, 1998 and 1997, and the related consolidated statements of income, comprehensive income, stockholders' equity, and cash flows for each of the years in the three-year period ended December 31, 1998. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting
the amounts and disclosures in the financial statements.    An audit also
includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of USAA LIFE INSURANCE COMPANY and subsidiaries as of December 31, 1998, and 1997, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 1998 in conformity with generally accepted accounting principles.


                                        /s/ KPMG LLP
                                        ---------------------------
                                        KPMG LLP

San Antonio, Texas
March 11, 1999


                                      58A

                          USAA LIFE INSURANCE COMPANY

                          Consolidated Balance Sheets
                          December 31, 1998 and 1997
                   (Dollars in Thousands, Except Share Data)


ASSETS                                                                  1998                     1997
------                                                             ---------------           -------------
Investments:
    Debt securities, at amortized cost                              $      884,926               1,245,257
    Debt securities, at fair value                                       5,455,606               4,869,912
    Equity securities, at fair value                                       251,815                 352,863
    Mortgage loans                                                           3,903                   4,462
    Policy loans                                                           131,520                 130,246
                                                                         ---------               ---------
        Total investments                                                6,727,770               6,602,740

Cash and cash equivalents                                                   62,203                  39,642
Premium balances receivable                                                  2,969                   2,899
Accounts receivable - affiliates                                               664                      50
Furniture and equipment                                                      3,955                   1,403
Collateral for securities loaned at fair value                             737,202                       -
Accrued investment income                                                   82,042                  78,929
Deferred policy acquisition costs                                          226,986                 207,090
Deferred tax                                                                53,745                  22,230
Reinsurance recoverable                                                    308,262                 204,626
Other assets                                                                12,281                  34,492
Separate account assets                                                    282,489                 184,797
                                                                         ---------               ---------
        Total assets                                                $    8,500,568               7,378,898
                                                                         =========               =========

LIABILITIES
-----------
Insurance reserves                                                  $    1,168,284               1,009,817
Funds on deposit                                                         5,498,136               5,284,925
Accounts payable and accrued expenses                                       64,940                  87,315
Accounts payable - affiliates                                               10,593                  12,072
Payable upon return of securities loaned                                   737,202                       -
Other liabilities                                                           48,872                  55,099
Separate account liabilities                                               282,489                 184,797
                                                                         ---------               ---------
        Total liabilities                                                7,810,516               6,634,025
                                                                         ---------               ---------

STOCKHOLDERS' EQUITY
Preferred capital stock, $100 par value; 1,200,000 shares
    authorized; 600,000 shares issued and outstanding                       60,000                  60,000
Common capital stock, $100 par value; 30,000 shares
    authorized; 25,000 shares issued and outstanding                         2,500                   2,500
Additional paid-in capital                                                  51,408                  51,408
Accumulated other comprehensive income                                      18,108                  33,403
Retained earnings                                                          558,036                 597,562
                                                                         ---------               ---------
        Total stockholders' equity                                         690,052                 744,873
                                                                         ---------               ---------

        Total liabilities and stockholders' equity                  $    8,500,568               7,378,898
                                                                         =========               =========

See accompanying Notes to Consolidated Financial Statements.


                                      59A

                          USAA LIFE INSURANCE COMPANY

                       Consolidated Statements of Income

                 Years Ended December 31, 1998, 1997, and 1996
                            (Dollars in Thousands)

                                                                 1998                  1997                 1996
                                                             -------------         -------------         -----------

Revenues
--------
Premiums                                                     $    364,012               355,825             337,442
Investment income, net                                            476,131               452,104             428,161
Fees, sales and loan income                                        10,946                 9,403               8,752
Net realized investment gains                                      23,172                43,524              13,773
Other revenues                                                     40,700                31,315              13,335
                                                                  -------               -------             -------

      Total revenues                                              914,961               892,171             801,463
                                                                  -------               -------             -------

Benefits and expenses
---------------------
Losses, benefits and settlement expenses                          553,400               542,880             498,341
Deferred policy acquisition costs                                  13,170                11,898               6,071
Dividends to policyholders                                         59,704                53,082              53,691
Other operating expenses                                          139,193               117,354             122,474
                                                                  -------               -------             -------

      Total benefits and expenses                                 765,467               725,214             680,577
                                                                  -------               -------             -------

      Income before Federal income taxes                          149,494               166,957             120,886
                                                                  -------               -------             -------

Federal income tax expense (benefit):
    Current                                                        71,293                57,799              37,090
    Deferred                                                      (18,930)               (1,674)             (1,494)
                                                                  -------               -------             -------

      Total Federal income tax expense                             52,363                56,125              35,596
                                                                  -------               -------             -------

      Net income                                             $     97,131               110,832              85,290
                                                                  =======               =======             =======


See accompanying Notes to Consolidated Financial Statements.


                                      60A

                          USAA LIFE INSURANCE COMPANY

                Consolidated Statements of Comprehensive Income

                 Years Ended December 31, 1998, 1997, and 1996
                            (Dollars in Thousands)

                                                                           1998                  1997                  1996
                                                                      --------------        --------------        --------------


Net Income                                                            $      97,131               110,832                85,290
                                                                            -------               -------               -------

Other comprehensive income(loss), net of income taxes

    Unrealized gains(losses) on securities:
        Unrealized holding gains arising during year                         50,222                37,714                20,067
        Reclassification adjustment for realized gains
           included in net income                                           (65,517)              (26,611)              (27,285)
                                                                            -------               -------               -------


          Other comprehensive income(loss), net of income taxes             (15,295)               11,103                (7,218)
                                                                            -------               -------               -------

          Total comprehensive income                                   $     81,836               121,935                78,072
                                                                            =======               =======               =======


See accompanying Notes to Consolidated Financial Statements.


                                      61A

                          USAA LIFE INSURANCE COMPANY

                Consolidated Statements of Stockholders' Equity

                 Years Ended December 31, 1998, 1997, and 1996
                            (Dollars in Thousands)

                                                                                1998                1997                1996
                                                                              --------             -------             -------
Capital
-------
Preferred capital stock                                                      $  60,000              60,000              60,000
Common capital stock                                                             2,500               2,500               2,500
Additional paid-in capital                                                      51,408              51,408              51,408
                                                                              --------             -------             -------
        End of year                                                            113,908             113,908             113,908
                                                                              --------             -------             -------

Accumulated other comprehensive income
--------------------------------------
Balance at beginning of year                                                    33,403              22,300              29,518
Unrealized gains(losses) on securities during year, net of
    Income taxes and reclassification adjustments                              (15,295)             11,103                (398)
Unrealized gains(losses) on separate account during year,
    net of income taxes and reclassification adjustments                             -                   -              (6,820)
                                                                              --------             -------             -------
        End of year                                                             18,108              33,403              22,300
                                                                              --------             -------             -------
Retained earnings
-----------------
Beginning of year                                                              597,562             534,476             465,016
Net income                                                                      97,131             110,832              85,290
Dividends to stockholders                                                     (136,657)            (47,746)            (15,830)
                                                                              --------             -------             -------
        End of year                                                            558,036             597,562             534,476
                                                                              --------             -------             -------
        Total stockholders' equity                                           $ 690,052             744,873             670,684
                                                                              ========             =======             =======

See accompanying Notes to Consolidated Financial Statements.


                                      62A

                                                   USAA LIFE INSURANCE COMPANY

                                              Consolidated Statements of Cash Flows

                                          Years Ended December 31, 1998, 1997, and 1996
                                                      (Dollars in Thousands)

                                                                        1998                    1997                    1996
                                                                  ----------------        ----------------        ----------------
Cash flows from operating activities:
    Net income                                                         $   97,131                 110,832                  85,290
    Adjustments to reconcile net income to net
    cash provided by operating activities:
        Net realized investment gains                                     (23,172)                (43,524)                (13,773)
        Non-cash investment income                                         (6,414)                (13,148)                 (5,185)
        (Increase) in deferred policy acquisition costs                   (21,068)                (19,938)                (17,728)
        Depreciation and amortization                                      (6,418)                 (7,951)                 (5,442)
        Deferred income tax benefit                                       (18,930)                 (1,974)                 (1,494)
        (Increase) in premium balances receivable                             (70)                 (1,244)                    (44)
        (Increase) in accounts receivable-affiliate                          (614)                    (30)                    (20)
        (Increase) in accrued investment income                            (3,113)                 (7,292)                (12,213)
        (Increase) decrease in other assets                               (81,425)                (14,583)                 (8,495)
        Increase in insurance reserves                                    158,467                 102,790                  78,926
        Increase (decrease) in accounts payable and
            Accrued expense                                               (22,375)                 53,022                 (20,126)
        Increase (decrease) in accounts payable-affiliates                  1,479                  (1,370)                  3,379
        Increase (decrease) in other liabilities                           (6,227)                    432                   7,089
        Other                                                               2,220                  (2,716)                    759
                                                                       ----------              ----------              ----------
            Net cash provided by operating activities                      69,471                 153,306                  90,923
                                                                       ----------              ----------              ----------
Cash flows from investing activities:
    Proceeds from sales and maturities of
        Available-for-sale securities                                     582,584                 370,972                 587,945
    Proceeds from maturities of held-to-maturity
        Securities                                                        170,271                 117,667                 106,504
    Proceeds from principal collections on investments                    494,809                 271,471                 351,540
    Other investments sold                                                  3,186                     948                   1,123
    Securities purchased - available-for-sale                          (1,331,934)             (1,181,564)             (1,460,349)
    Other investments purchased                                               (72)                   (165)                   (451)
    Investment in variable annuity separate account                             -                       -                  87,280
                                                                       ----------              ----------              ----------
            Net cash used in investing activities                         (81,156)               (420,671)               (326,408)
                                                                       ----------              ----------              ----------
Cash flows from financing activities:
    Deposits and interest credited to funds on deposit                    594,433                 742,374                 571,941
    Withdrawals from funds on deposit                                    (457,459)               (419,611)               (362,658)
    Proceeds from issuance of preferred stock                                   -                       -                  20,000
    Dividends to stockholders                                            (102,729)                (25,200)                (15,830)
                                                                       ----------              ----------              ----------
            Net cash provided by financing activities                      34,245                 297,563                 213,453
                                                                       ----------              ----------              ----------
        Net increase (decrease) in cash and cash
            equivalents                                                    22,561                  30,198                 (22,032)
        Cash and cash equivalents at beginning of year                     39,642                   9,444                  31,476
                                                                       ----------              ----------              ----------
            Cash and cash equivalents at end of year                   $   62,203                  39,642                   9,444
                                                                       ==========              ==========              ==========

Significant Non-Cash Financing Activities:
The Company declared and paid a dividend to stockholders by transferring equity securities with a fair value, cost, and recognized gain of $33,928, $21,951, and $11,977 respectively for 1998,
$22,546, $11,560, and $10,986 respectively for 1997, and none for 1996.

See accompanying Notes to Consolidated Financial Statements.


                                      63A

                          USAA LIFE INSURANCE COMPANY

                   Notes to Consolidated Financial Statements

                             (Dollars in Thousands)

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    ------------------------------------------

    (A)  ORGANIZATION

     USAA LIFE INSURANCE COMPANY (the Company) is a wholly-owned subsidiary of UNITED SERVICES AUTOMOBILE ASSOCIATION (USAA). The Company markets individual life insurance policies, annuity contracts, and individual and group accident and health policies primarily to individuals eligible for membership in USAA. The Company is licensed to do business in all states including the District of Columbia but excluding New York. The Company has a subsidiary company (USAA Life Insurance Company of New York) licensed to sell life and annuity contracts in that state. The Company's other subsidiary business (USAA Life General Agency) offers additional products of other insurance companies requested by USAA membership, which are not sold by the Company. The consolidated financial statements include the accounts of the Company and its subsidiaries. All significant intercompany balances and transactions have been eliminated in consolidation.

    (B)  ACCOUNTING STANDARDS ADOPTED

     The Company adopted Statement of Financial Accounting Standard No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities", on January 1, 1997. SFAS No. 125 established criteria for determining whether transfers of financial assets are sales or secured borrowings. The adoption of this statement resulted in the recording of an asset and corresponding liability representing the collateral received in connection with the Company's securities lending program. The collateral held is recorded in "Collateral for securities loaned at fair value" with the off setting liability being reflected in "Payable upon return of securities loaned." This accounting treatment has no effect on the Company's net earnings or stockholders' equity.

     The Company adopted SFAS No. 130, "Reporting Comprehensive Income" on January 1, 1998. This statement establishes standards for reporting and presentation of comprehensive income and its components in a full set of financial statements. Comprehensive income consists of net income and net unrealized gains (losses) on securities and is presented in the consolidated statements of comprehensive income. SFAS No. 130 requires only additional disclosures in the consolidated financial statements; it does not affect the Company's financial position, results of operations, or liquidity.

     The Company adopted SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information" on January 1, 1998. This statement provides standards for reporting information about operating segments in financial statements using the "management approach."

     The Company adopted the provisions of the AICPA Statement of Position (SOP) 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use" on January 1, 1998. This SOP requires that certain costs of computer software developed or obtained for internal use be capitalized and amortized over the estimated useful life of the software. Adoption of this SOP did not have a material impact on the Company's financial position, results of operations, or liquidity.



                                      64A

                          USAA LIFE INSURANCE COMPANY

                   Notes to Consolidated Financial Statements

                             (Dollars in Thousands)


(C)  INVESTMENTS

     Debt securities, including bonds, mortgage-backed securities (MBS's), and redeemable preferred stocks, have been classified as either held-to-maturity or available-for-sale. Debt securities classified as held-to-maturity are carried at amortized cost. Securities classified as available-for-sale are carried at fair value with unrealized gains or losses (net of related deferred income taxes, deferred policy acquisition costs, and insurance reserves) reflected in stockholders' equity.

     Bonds, at amortized cost of approximately $289,788, and $281,206 were on deposit with various state governmental agencies at December 31, 1998, and 1997, respectively. When the New York subsidiary was formed in 1997, the Company withdrew its license in the State of New York. To be in compliance with the New York Regulation 109, the 1998 and 1997 deposits include $286,825 and $278,333, respectively, held for the security of the New York policyholders.

     Mortgage-backed securities held represent participating interests in pools of long term first mortgage loans originated and serviced by the issuers of the securities. Market interest rate fluctuations can affect the prepayment speed of principal and the yield on the securities.

     All equity securities, which include common and non-redeemable preferred stocks, have been classified as available-for-sale. Equity securities are carried at fair value with unrealized gains or losses (net of related deferred income taxes, deferred policy acquisition costs, and insurance reserves) reflected in stockholders' equity.

     Mortgage and policy loans are carried at their unpaid principal balances with interest rates ranging from 4.80% to 10.0% at December 31, 1998.

     Short-term securities are carried at cost.

     Interest is not accrued on debt securities or mortgage loans for which principal or interest payments are determined to be uncollectible.

     Realized gains and losses are included in net income based upon specific identification of the investment sold. When impairment of the value of an investment is considered to be other than temporary, a provision for the writedown to estimated net realizable value is recorded. Net realized capital gains of $56,720, $0, and $0 for 1998, 1997, and 1996 respectively, allocable to future policyholder dividends and interest, were deducted from net realized capital gains and an offsetting amount was reflected in insurance reserves.


  (D)  CASH AND CASH EQUIVALENTS

     For purposes of the consolidated statement of cash flows, all highly liquid marketable securities that have a maturity at purchase of three months or less and money market mutual funds are considered to be cash equivalents. At December 31, 1998 and 1997, cash and cash equivalents include $760 and $268, respectively, of separate account purchases awaiting reinvestment. These funds are restricted from the Company's use.



                                      65A

                          USAA LIFE INSURANCE COMPANY

                   Notes to Consolidated Financial Statements

                             (Dollars in Thousands)


 (E) FEDERAL INCOME TAXES

     The Company and its subsidiaries are included in the consolidated Federal income tax return filed by USAA. Taxes are allocated to the separate companies of USAA based on a tax allocation agreement, whereby companies receive a current benefit to the extent their losses are utilized by the consolidated group. Separate company current taxes are the higher of taxes computed at a 35% rate on regular taxable income or taxes computed at a 20% rate on alternative minimum taxable income, adjusted for any consolidated benefits allocated to the companies based on the use of separate company losses within the group.

     Deferred income taxes are recognized for the tax consequences of "temporary differences" by applying enacted statutory tax rates applicable to future years to differences between the financial statement carrying amounts and the tax bases of existing assets and liabilities. The effect on deferred income taxes of a change in tax rates is recognized in income in the period that includes the enactment date.

 (F) FAIR VALUE OF FINANCIAL INSTRUMENTS

     The fair value estimates of the Company's financial instruments are made at a point in time, based on relevant market information about the related financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holding of a particular financial instrument. In addition, the tax ramifications related to the effect of fair market value estimates have not been considered in the estimates.

 (G) USE OF ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 (H) DEFERRED POLICY ACQUISITION COSTS

     Policy acquisition costs, consisting primarily of certain underwriting and selling expenses, are deferred and amortized. Traditional individual life and health acquisition costs are amortized in proportion to anticipated premium income after allowing for lapses and terminations (20 years; but not to exceed the life of the policy). Acquisition costs for universal life and annuities are amortized in relation to the present value of estimated gross profits from surrender charges and investment, mortality and expense margins (20 years).

     Deferred policy acquisition costs are reviewed to determine that the unamortized portion does not exceed expected future income or gross profits.



                                      66A

                          USAA LIFE INSURANCE COMPANY

                   Notes to Consolidated Financial Statements

                             (Dollars in Thousands)

 (I) INSURANCE RESERVES

     Included in insurance reserves are traditional life and health products and payout annuities with life contingencies. Payout annuities without life contingencies, deferred annuities, and universal life products are classified as funds on deposit. Traditional life and individual health reserves are computed using a net level premium method and are based on assumed or guaranteed investment yields and assumed rates of mortality, morbidity, withdrawals, expenses and anticipated future policyholder dividends. These assumptions vary by such characteristics as plan, year of issue, policy duration, date of receipt of funds, and may include provisions for adverse deviation.

 (J) INSURANCE REVENUES AND EXPENSES

     Premiums on traditional life insurance products are recognized as revenues as they become due. Benefits and expenses are matched with premiums in arriving at profits by providing for policy benefits over the lives of the policies and by amortizing acquisition costs. For universal life and investment annuity contracts, revenues consist of investment earnings and policy charges for the cost of insurance, policy administration, and surrender charges assessed during the period. Expenses for these policies include interest credited to policy account balances, benefit claims incurred in excess of policy account balances, and administrative expenses. The related deferred policy acquisition costs are amortized in relation to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

 (K) FUNDS ON DEPOSIT

     Funds on deposit are liabilities for universal life and investment-related products. These liabilities are determined following the "retrospective deposit" method and consist principally of policy account balances before applicable surrender charges.

 (L) PARTICIPATING BUSINESS

     Certain life insurance policies contain dividend payment provisions which enable the policyholder to participate in the earnings of the life insurance operations. The participating insurance in force accounted for 7% of the total life insurance in force at December 31, 1998, and 8% of life insurance in force at December 31, 1997. Participating policies accounted for 16% of the premium income in 1998, and 13% of the premium income in 1997. The provision for policyholders' dividends is based on current dividend scales.

     The Company guarantees to pay dividends in aggregate, on all participating policies issued after December 31, 1983, in the total amount of $16,897 in 1999.

     Income attributable to participating policies in excess of policyholder dividends is restricted by several states for participating policyholders of those states, otherwise income in excess of policyholder dividends is accounted for as belonging to the stockholders.

 (M) RECLASSIFICATIONS

     Certain reclassifications of prior period amounts have been made to conform with the current year's presentation.



                                      67A

                          USAA LIFE INSURANCE COMPANY

                   Notes to Consolidated Financial Statements

                             (Dollars in Thousands)


(2) BASIS OF ACCOUNTING
    -------------------

    The Company prepares separate statutory financial statements in accordance with accounting practices prescribed or permitted by the Texas Department of Insurance. Prescribed statutory accounting practices include a variety of publications of the NAIC as well as state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The NAIC has adopted codification for standard accounting practices, which will be implemented in 2001. It is currently unknown which states will adopt codification.

    These consolidated financial statements have been prepared on the basis of generally accepted accounting principles (GAAP), which differs from the basis of accounting followed in reporting to insurance regulatory authorities. Reconciliations of statutory net income and capital and surplus, as determined using statutory accounting principles, to the amounts included in the accompanying consolidated financial statements are as follows:

                                                                              1998               1997               1996
                                                                          ------------       ------------       ------------
Statutory net income                                                        $  97,323             97,588             62,998
Gain (loss) on sale of investments                                            (50,372)               980             (6,422)
Deferred policy acquisition costs                                              21,104             19,938             17,728
Tax adjustment                                                                 17,862              7,253              8,386
Participating policyholder earnings                                               778              3,294               (787)
Insurance reserves and other                                                   10,436            (18,221)             3,387
                                                                            ---------           --------            -------
            GAAP net income                                                 $  97,131            110,832             85,290
                                                                            =========           ========            =======

Statutory capital and surplus                                                 488,224            540,053            470,263
Increases (decreases):
    Deferred policy acquisition costs                                         226,986            207,090            189,298
    Federal income taxes                                                       53,734             22,354             28,236
    Asset valuation reserve                                                    78,940             99,651            103,482
    Participating policyholder liability                                       (2,914)            (4,143)            (6,583)
    Policyholder reserve and funds                                            (65,710)            (8,819)             7,437
    Deferred and uncollected premiums                                         (86,809)           (82,649)           (76,716)
    Investment unrealized gain (loss) adjustments:
        Investment valuation difference                                       185,432            150,686             56,285
        Policyholder accounts and other assets                               (189,847)          (175,607)           (96,828)
    Other adjustments                                                           2,016             (3,743)            (4,190)
                                                                            ---------           --------            -------
             GAAP capital and surplus                                       $ 690,052            744,873            670,684
                                                                            =========           ========            =======




                                      68A

                          USAA LIFE INSURANCE COMPANY

                   Notes to Consolidated Financial Statements

                             (Dollars in Thousands)


(3) INVESTMENTS
    -----------

    The amortized cost, estimated fair values and carrying values of investments in debt and equity securities as of December 31, 1998 were as follows:


                                                                                   Held-to-Maturity
                                                     -----------------------------------------------------------------------------
                                                                         Gross           Gross          Estimated
                                                        Amortized      unrealized       unrealized        fair            Carrying
                                                           cost          gains           losses          Value             value
                                                     -------------  --------------  --------------   --------------    -----------
Debt securities
---------------
U.S. Treasury securities and obligations of
    U.S. Government corporations and agencies      $        11,040         1,933              -             12,973            11,040

Obligations of states and political subdivisions             4,175           151              -              4,326             4,175

Debt securities issued by foreign
    governments and corporations                            41,858           650              -             42,508            41,858

Mortgage-backed securities                                 536,040        16,969           (130)           552,879           536,040

Corporate securities                                       291,813        14,865              -            306,678           291,813

                                                         ---------       -------        -------          ---------         ---------

        Total debt securities                      $       884,926        34,568           (130)           919,364           884,926

                                                         =========       =======        =======          =========         =========


                                                                                    Available-for-Sale
                                                     -----------------------------------------------------------------------------
                                                                         Gross           Gross          Estimated
                                                        Amortized      unrealized       unrealized        fair            Carrying
                                                           cost          gains           losses          Value             value
                                                     -------------  --------------  --------------   --------------    -----------

Debt securities
---------------
U.S. Treasury securities and obligations of
    U.S. Government corporations and agencies      $       287,283         4,795              -            292,078           292,078

Obligations of states and political subdivisions            57,874         2,039              -             59,913            59,913

Debt securities issued by foreign
    governments and corporations                           388,524        14,039         (1,630)           400,933           400,933

Mortgage-backed securities                               1,012,224        45,178           (491)         1,056,911         1,056,911

Corporate securities                                     3,527,910       128,938        (11,077)         3,645,771         3,645,771

                                                         ---------       -------        -------          ---------         ---------

        Total debt securities                      $     5,273,815       194,989        (13,198)         5,455,606         5,455,606

                                                         =========       =======        =======          =========         =========


Equity securities
-----------------
Common stock                                       $       158,498        34,174              -            192,672           192,672

Non-redeemable preferred stock                              55,500         3,744           (101)            59,143            59,143

                                                         ---------       -------        -------          ---------         ---------

        Total equity securities                    $       213,998        37,918           (101)           251,815           251,815

                                                         =========       =======        =======          =========         =========




                                      69A

                          USAA LIFE INSURANCE COMPANY

                   Notes to Consolidated Financial Statements

                             (Dollars in Thousands)


  The amortized cost, estimated fair values and carrying values of investments in debt and equity securities as of December 31, 1997 were as follows:

                                                                                     Held-to-Maturity
                                                   --------------------------------------------------------------------------------
                                                                          Gross           Gross        Estimated
                                                       Amortized       unrealized       Unrealized       fair            Carrying
                                                          cost            gains           Losses         value            value
                                                   ---------------  --------------  ---------------  --------------    -------------

Debt securities
---------------
U.S. Treasury securities and obligations of
    U.S. Government corporations and agencies    $          11,060           1,912               -          12,972           11,060
Obligations of states and political                          5,525             373              (2)          5,896            5,525
 subdivisions
Debt securities issued by foreign
    governments and corporations                            41,153           1,051             (13)         42,191           41,153
Mortgage-backed securities                                 759,916          26,262          (1,546)        784,632          759,916
Corporate securities                                       427,603          16,220            (713)        443,110          427,603
                                                         ---------         -------          ------       ---------        ---------
        Total debt securities                    $       1,245,257          45,818          (2,274)      1,288,801        1,245,257
                                                         =========         =======          ======       =========        =========

                                                                                     Available-for-Sale
                                                   --------------------------------------------------------------------------------
                                                                          Gross           Gross        Estimated
                                                       Amortized       unrealized       Unrealized       fair            Carrying
                                                          cost            gains           Losses         value            value
                                                   ---------------  --------------  ---------------  --------------    -------------


Debt securities
---------------
U.S. Treasury securities and obligations of
    U.S. Government corporations and agencies    $         301,875           2,500            (994)        303,381          303,381
Obligations of states and political                         66,443           2,933               -          69,376           69,376
 subdivisions
Debt securities issued by foreign
    governments and corporations                           128,144           4,866             (19)        132,991          132,991
Mortgage-backed securities                               1,230,196          54,906             (37)      1,285,065        1,285,065
Corporate securities                                     2,995,524          85,527          (1,952)      3,079,099        3,079,099
                                                         ---------         -------          ------       ---------        ---------
        Total debt securities                    $       4,722,182         150,732          (3,002)      4,869,912        4,869,912
                                                         =========         =======          ======       =========        =========

Equity securities
-----------------
Common stock                                     $         216,508          82,854          (1,678)        297,684          297,684
Non-redeemable preferred stock                              51,696           3,610            (127)         55,179           55,179
                                                         ---------         -------          ------       ---------        ---------
        Total equity securities                  $         268,204          86,464          (1,805)        352,863          352,863
                                                         =========         =======          ======       =========        =========


                                      70A

                          USAA LIFE INSURANCE COMPANY

                   Notes to Consolidated Financial Statements

                             (Dollars in Thousands)


  The amortized cost and estimated fair values of debt securities classified as held to maturity and available for sale at December 31, 1998, by contractual maturity, are shown by category below. Expected maturities may differ from contractual maturities because borrowers may have the right to prepay obligations.

                                                                                                  Held-to-Maturity
                                                                                         --------------------------------
                                                                                                               Estimated
                                                                                             Amortized           Fair
                                                                                               Cost              Value
                                                                                         --------------    --------------
Due in one year or less                                                                      $   23,987            24,391
Due after one year through five years                                                           234,168           241,377
Due after five years through ten years                                                           52,673            56,425
Due after ten years                                                                              38,058            44,292
                                                                                             ----------         ---------
                                                                                                348,886           366,485
Mortgage-backed securities                                                                      536,040           552,879
                                                                                             ----------         ---------
                                                                                             $  884,926           919,364
                                                                                             ==========         =========

                                                                                                 Available-for-Sale
                                                                                         --------------------------------
                                                                                                               Estimated
                                                                                             Amortized           fair
                                                                                               cost              value
                                                                                         --------------    --------------
Due in one year or less                                                                      $   60,652            61,270
Due after one year through five years                                                         2,356,186         2,412,515
Due after five years through ten years                                                        1,518,780         1,586,626
Due after ten years                                                                             325,973           338,284
                                                                                             ----------         ---------
                                                                                              4,261,591         4,398,695
Mortgage-backed securities                                                                    1,012,224         1,056,911
                                                                                             ----------         ---------
                                                                                             $5,273,815         5,455,606
                                                                                             ==========         =========

  Proceeds from sales of available-for-sale securities during 1998, 1997, and 1996 were $399,619, $317,851, and $495,039, respectively. Gross gains and losses of $65,670 and $2,794 respectively for 1998, and $29,049 and $2,913 respectively for 1997, and $25,566 and $18,317 respectively for 1996, were realized on those sales.

  Gross investment income during 1998, 1997, and 1996 was $480,350, $456,322, and $431,893, respectively, and consists primarily of interest income on fixed maturity securities. Investment expenses were $4,219, $4,218, and $3,732 for 1998, 1997, and 1996, respectively.

  The Company engages in securities lending whereby certain securities from its portfolio are loaned to other institutions for short periods of time. Initial collateral, primarily cash, is required at a rate of 102% of the market value of a loaned security. The collateral is deposited by the borrower with a lending agent, and retained and invested by the lending agent according to the Company's guidelines to generate additional income. The market value of the loaned securities is monitored on a daily basis with additional collateral obtained or refunded as the market value of the loaned securities fluctuates.



                                      71A

                          USAA LIFE INSURANCE COMPANY

                   Notes to Consolidated Financial Statements

                             (Dollars in Thousands)


  At December 31, 1998 and 1997, net unrealized gains of $189,847 and $175,607 were allocated to insurance reserves for participating life insurance policies and interest sensitive contracts. In addition, net unrealized gains of $6,865 and $5,683 were allocated against deferred policy acquisition costs in 1998 and 1997 respectively.


(4)  FEDERAL INCOME TAXES
     ---------------------

  The expected statutory Federal income tax amounts for the years ended December 31, 1998, 1997, and 1996 differ from the effective tax amounts as follows:

                                                                                        1998             1997             1996
                                                                                      ---------       ----------       ----------

Income before income taxes                                                            $149,494          166,957          120,886
                                                                                      ========          =======          =======

Federal income tax expense at 35% statutory rate                                        52,323           58,435           42,310

Increase (decrease) in tax resulting from:
    Dividends received deduction                                                          (499)            (604)            (660)
    Tax credits - R&E                                                                       32             (548)          (6,188)
    Other, net                                                                             507           (1,158)             134
                                                                                      --------          -------          -------

            Federal income tax expense                                                $ 52,363           56,125           35,596
                                                                                      ========          =======          =======


  Deferred income tax benefit for the years ended December 31, 1998, 1997, and 1996 was primarily attributable to differences between the valuation of assets and insurance liabilities for financial reporting and tax purposes.



                                      72A

                          USAA LIFE INSURANCE COMPANY

                   Notes to Consolidated Financial Statements

                             (Dollars in Thousands)


  The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31 are presented below:

                                                                                                  1998             1997
                                                                                                ---------        ---------
Deferred tax assets:
    Insurance reserves                                                                          $ 88,118           70,361
    Accounts payable and accrued expenses                                                          1,667            1,497
    Policyholder dividends                                                                         7,544            6,778
    Other, net                                                                                     6,741            3,686
                                                                                                --------          -------

            Total gross deferred tax assets                                                      104,070           82,322
                                                                                                --------          -------

Deferred tax liabilities:
    Investments                                                                                    5,532            7,590
    Depreciable assets                                                                               266               39
    Deferred policy acquisition costs                                                             36,478           34,517
    Other, net                                                                                     2,708                9
                                                                                                --------          -------

            Total gross deferred tax liabilities                                                  44,984           42,155
                                                                                                --------          -------

Deferred tax liability on net unrealized gains on investments                                     (5,341)         (17,937)
                                                                                                --------          -------
            Net deferred tax asset                                                              $ 53,745           22,230
                                                                                                ========          =======


  Management believes that the realization of the deferred tax asset is more likely than not based on the expectation that such benefits will be utilized in the future consolidated tax returns of the USAA group.

  At December 31, 1998, and 1997, the Company had the following Federal income tax payable/receivable amounts:


                                                                                                  1998             1997
                                                                                                ---------        ---------
Current net Federal income taxes payable (receivable)                                            $ 2,382           (1,552)


  Aggregate cash payments to (receipts from) USAA for income taxes were $66,643, $62,345, and $38,064 for USAA Life Insurance Company and $(1,250), $163, and $(155) for its subsidiaries during the years ended December 31, 1998, 1997, and 1996, respectively.



                                      73A

                          USAA LIFE INSURANCE COMPANY

                   Notes to Consolidated Financial Statements

                             (Dollars in Thousands)


  Detailed tax amounts for items of comprehensive income are as follows:

                                                                                                   Tax
                                                                               Before-tax        (expense)         Net-of-tax
                                                                                 amount          or benefit          amount
                                                                             -------------     -------------      -------------
FOR THE YEAR ENDING DECEMBER 31, 1996
-------------------------------------

Unrealized gains on securities:
   Unrealized holding gains(losses) arising during year                    $        30,872           (10,805)            20,067
  Less: reclassification adjustment for gains realized in income                   (41,977)           14,692            (27,285)
                                                                                  --------           -------            -------
       Net unrealized gains(losses) from securities                                (11,105)            3,887             (7,218)
                                                                                  --------           -------            -------

          Other comprehensive income                                               (11,105)            3,887             (7,218)
                                                                                  ========           =======            =======

For the year ending December 31, 1997

Unrealized gains on securities:
   Unrealized holding gains arising during year                            $        58,022           (20,308)            37,714
   Less: reclassification adjustment for gains realized in income                  (40,940)           14,329            (26,611)
                                                                                  --------           -------            -------
       Net unrealized gains from securities                                         17,082            (5,979)            11,103
                                                                                  --------           =======            -------

          Other comprehensive income                                                17,082            (5,979)            11,103
                                                                                  ========           =======            =======

For the year ending December 31, 1998

Unrealized gains(losses) on securities:
   Unrealized holding gains arising during year                            $        77,265           (27,043)            50,222
   Less: reclassification adjustment for gains realized in income                 (100,796)           35,279            (65,517)
                                                                                  --------           -------            -------
        Net unrealized gains(losses) from securities                               (23,531)            8,236            (15,295)
                                                                                  --------           -------            -------

           Other comprehensive income                                              (23,531)            8,236            (15,295)
                                                                                  ========           =======            =======


                                      74A

                          USAA LIFE INSURANCE COMPANY

                   Notes to Consolidated Financial Statements

                             (Dollars in Thousands)

(5) FAIR VALUE OF FINANCIAL INSTRUMENTS
    -----------------------------------

    The following tables present the carrying amounts and estimated fair values of the Company's financial instruments at December 31. SFAS No. 107, "Disclosures about Fair Value of Financial Instruments", defines the fair value of a financial instrument as the amount at which the instrument could be exchanged in a current transaction between willing parties.

                                                                                 1998                              1997
                                                                   ------------------------------    ------------------------------
                                                                       Carrying           Fair           Carrying           Fair
                                                                        amount           value            amount           value
                                                                   -------------    -------------    -------------    -------------
Financial assets:
    Cash and cash equivalents                                    $        62,203           62,203           39,642           39,642
    Debt securities                                                    6,340,532        6,374,970        6,115,169        6,158,713
    Equity securities                                                    251,815          251,815          352,863          352,863
    Mortgage loans                                                         3,903            4,707            4,462            5,114
    Policy loans                                                         131,520          131,520          130,246          130,246
    Premium balances receivable                                            2,969            2,969            2,899            2,899
    Accrued investment income                                             82,042           82,042           78,929           78,929
    Separate account                                                     282,489          282,489          184,797          184,797
Financial liabilities:
    Deferred annuities and annuities
        without life contingencies                                     3,773,742        3,773,742        3,787,507        3,787,507
    Policyholder dividend accumulations                                   30,016           30,016           28,593           28,593
    Policy dividends declared but unpaid                                  35,965           35,965           31,081           31,081
    Accounts payable and accrued expenses                                 64,940           64,940           87,315           87,315
    Separate account                                                     282,489          282,489          184,797          184,797

  All carrying amounts are included in the balance sheet under the indicated captions, except for deferred annuities and annuities without life contingencies, and policyholder dividend accumulations both of which are included in funds on deposit, and policy dividends declared but unpaid which are included in other liabilities.

  The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

  Cash and cash equivalents: Cash and cash equivalents approximate fair value because of the short maturity of these instruments.

  Debt and equity securities: Fair market values for bonds and stocks are determined using quoted market prices from Merrill Lynch Pricing Services, Bloomberg Services or individual brokers.

  Mortgage loans: The fair value of mortgage loans are estimated by discounting the future cash flows using interest rates currently being offered for mortgage loans with similar characteristics and maturities.

  Policy loans: In the Company's opinion, the book value of the policy loans approximates their fair value. Policy loans are shown on the financial statements at face value, and carry interest rates ranging from 4.8% to 7.4% in advance.


                                      75A

                          USAA LIFE INSURANCE COMPANY

                   Notes to Consolidated Financial Statements

                             (Dollars in Thousands)


    Premiums receivable: The recorded amount for premiums receivable approximates fair value because only a slight percentage of total policies issued by the Company lapse.

    Accrued investment income: The accrued amount of investment income approximates its fair value because of the quality of the Company's investment portfolio combined with the short-term nature of the collection period.

    Deferred annuities and annuities without life contingencies: The fair value of the deferred annuities is estimated as the aggregate cash value of the annuity, which approximates the carrying value. The fair value of annuities without life contingencies is estimated as the commuted value of the annuity.

    Policyholder dividend accumulations: The fair value of policyholder dividend accumulations is estimated using the book value less a percentage of accrued interest anticipated to be forfeited as a result of policy cancellations. Estimated annual interest to be forfeited is not significant.

    Policy dividends declared but unpaid: The carrying value of policy dividends declared but unpaid approximates the fair value because the carrying value reflects anticipated forfeitures as a result of policy cancellations. Estimated annual interest to be forfeited is not significant.

    Accounts payable and accrued expenses: The fair value of accounts payable and accrued expenses approximates its carrying value because of the short-term nature of the obligations.

    Separate account assets and liabilities: The separate account assets reflect the net asset value of the underlying mutual funds, therefore, carrying value is considered fair value. The separate account liabilities are reflected at the underlying balances due to the contract holders, excluding seed money, without consideration for applicable surrender charges, if any.

(6) BORROWINGS
    ----------

    The Company has no borrowing activity outside of the agreements described in
    Note 7 "Transactions with affiliates."

(7) TRANSACTIONS WITH AFFILIATES
    ----------------------------

    Certain services have been contracted from USAA and its affiliates, such as rental of office space, utilities, mail processing, data processing, printing, and employee benefits. The Company allocates these and other expenses to affiliates for administrative services performed by the Company. The contracted services and allocations are based upon various formulas or agreements with the net amounts included in expenses. The aggregate amount of such contracted services was $127,604, $73,136, and $70,713 for 1998, 1997, and 1996, respectively. The aggregate amount of the Company's allocations to affiliates was $6,553, $4,376, and $4,742 for 1998, 1997, and 1996, respectively.

    The Company has an agreement with USAA Investment Management Company regarding the reimbursement of costs for investment services provided. The aggregate amount of the USAA Investment Management Company contracted services was $3,600, $3,039, and $2,793 for 1998, 1997 and 1996,
    respectively.



                                      76A

                          USAA LIFE INSURANCE COMPANY

                   Notes to Consolidated Financial Statements

                             (Dollars in Thousands)


    The Company also received premium and annuity considerations from USAA of $4,319, $4,201, and $4,093 in 1998, 1997, and 1996, respectively, representing amounts received for structured settlements issued to claimants of USAA and for group insurance on USAA employees.

    The Company has intercompany funding agreements with USAA Capital Corporation (CAPCO) and USAA Funding Company (FUNDCO) for unsecured borrowings up to $150,000 in the aggregate, at an interest rate based upon CAPCO's or FUNDCO's cost of funding. As of December 31, 1998, 1997, and 1996 the Company had no liability for borrowed money. The Company borrowed $271,553, $3,598,125, and $2,566,042 during 1998, 1997 and 1996 respectively, through the use of these funding agreements. The interest associated with these intercompany-funding agreements was $76, $855, and $660 in 1998, 1997, and 1996, respectively.

(8) REINSURANCE
    -----------

    The Company is party to several reinsurance agreements. The Company's general policy is to reinsure that portion of any risk in excess of $600 with a $100 corridor on the life of any one individual. However in 1997 the Company entered into certain reinsurance treaties which are based on a first dollar quota share pool. The Company retains 10% of the risk on each life up to the normal $600 retention and the remaining 90% is ceded to a coinsurance pool which is placed with a number of reinsurers on a quota share basis.

    The Company assumes Bank Owned Life Insurance (BOLI) business through two reinsurance treaties, one Yearly Renewable Term (YRT) and one Coinsurance treaty, both of which are with one reinsurer on a first dollar basis, with the Company retaining 50% of the business under the coinsurance arrangement.

    Although the ceding of reinsurance does not discharge the Company from its primary legal liability to a policyholder, the reinsuring company assumes the related liability.

    Life insurance in force in the amounts of $4,500,994, $4,087,549, and $3,595,801 is ceded on a yearly renewable term basis; $10,982,455, $4,687,456, and $939,290 is ceded on a coinsurance basis; and $1,562,383, $957,925, and $952,599 is ceded in accordance with a stop loss agreement at December 31, 1998, 1997, and 1996, respectively. Reinsurance amounts related to insurance reserves, funds on deposit, and paid losses totaled $308,262 and $204,626 at December 31, 1998 and 1997, respectively. Premium revenues and interest credited to policyholders were reduced by $104,262, $204,123, and $11,837 for reinsurance premiums ceded during the years ended December 31, 1998, 1997, and 1996, respectively. Benefits were reduced by $114,351, $196,080, and $7,838 for reinsurance recoverables during the years ended December 31, 1998, 1997, and 1996, respectively.

    In accordance with accident and health reinsurance contracts, aggregate reserves for policies and contracts and policy and contract claims are reduced by $23,868 and $17,981 at December 31, 1998 and 1997, respectively. Premium revenues were reduced by $3,266, $3,297, and $3,117 for reinsurance premiums ceded during the years ended December 31, 1998, 1997, and 1996, respectively. Benefits were reduced by $6,082, $3,268, and $3,604 for reinsurance recoverables during the years ended December 31, 1998, 1997, and 1996, respectively.



                                      77A

                          USAA LIFE INSURANCE COMPANY

                   Notes to Consolidated Financial Statements

                             (Dollars in Thousands)


(9)  DEFERRED POLICY ACQUISITION COSTS AND FUTURE POLICY BENEFITS
     ------------------------------------------------------------

  Deferred policy acquisitions costs and premiums are summarized below:

                                                        Accident
                                                          and
                                   Life       Annuity    Health     Total
                                 --------     -------   --------   -------
Balance at
January 1, 1996                  $131,388      20,643    12,800    164,831
                                 --------      ------    ------    -------

    Additions                      18,436       2,999     2,364     23,799
    Amortization                   (5,006)        634    (1,699)    (6,071)
    Fair Value Adjustment             141       6,598         -      6,739
                                 --------      ------    ------    -------
    Net change                     13,571      10,231       665     24,467
                                 --------      ------    ------    -------

Balance at
December 31, 1996                $144,959      30,874    13,465    189,298
                                 --------      ------    ------    -------

    Additions                      24,674       3,942     3,073     31,689
    Amortization                   (7,764)     (2,373)   (1,761)   (11,898)
    Fair Value Adjustment           1,201      (3,200)        -     (1,999)
                                 --------      ------    ------    -------
    Net change                     18,111      (1,631)    1,312     17,792
                                 --------      ------    ------    -------

Balance at
December 31, 1997                $163,070      29,243    14,777    207,090
                                 --------      ------    ------    -------

    Additions                      20,220       8,486     5,532     34,238
    Amortization                   (9,809)     (1,608)   (1,753)   (13,170)
    Fair Value Adjustment            (256)       (916)        -     (1,172)
                                 --------      ------    ------    -------
    Net change                     10,155       5,962     3,779     19,896
                                 --------      ------    ------    -------

Balance at
December 31, 1998                $173,225      35,205    18,556    226,986
                                 ========      ======    ======    =======

1998 Premiums                    $281,655       6,755    75,602    364,012
                                 ========      ======    ======    =======
1997 Premiums                    $277,631       8,143    70,051    355,825
                                 ========      ======    ======    =======
1996 Premiums                    $264,382       7,792    65,268    337,442
                                 ========      ======    ======    =======



                                      78A

                          USAA LIFE INSURANCE COMPANY

                   Notes to Consolidated Financial Statements

                             (Dollars in Thousands)


  The liabilities for future policy benefits and related insurance in-force at December 31, 1998 and 1997 are summarized below:

                                           Future Policy
                                             Benefits
                                         1998           1997
                                     -------------   ----------
 Life and annuity:
 Individual                          $   1,115,627      965,399
 Group                                       2,881        2,792
                                     -------------   ----------
         Total life and annuity          1,118,508      968,191
                                     =============   ==========

         Accident and health         $      49,776       41,626
                                     =============   ==========

                                         Insurance in Force
                                     --------------------------
                                         1998          1997
                                     -------------   ----------
Life and annuity:
Individual                           $  69,858,089   69,540,314
Group                                    2,215,752    1,870,085
                                     -------------   ----------
        Total life and annuity       $  72,073,841   71,410,399
                                     =============   ==========


  Life Insurance and Annuities:

  Interest assumptions used in the calculation of future policy benefits for Traditional Life policies are as follows:

  Participating term                        9.28%

  Participating permanent                   8.68% to 9.28%

  Non - Participating term                  6.00% to 8.91%

  Future policy benefits for Universal Life and Deferred Annuities are equal to the current account value without anticipation of any applicable surrender charges.

  Future policy benefits for Payout Annuities use the original pricing interest rates.

  Mortality and withdrawal assumptions are based on the Company's experience.

  Health Insurance:

  Interest assumptions used for future policy benefits on health policies are calculated using a level interest rate of 6%.

  Morbidity for Income Replacement policies are based on the 1985 CIDA table. Morbidity for In Hospital Cash policies are based on 1966-67 Intercompany Experience table.

  Termination assumptions are based on the Company and industry experience.



                                      79A

                          USAA LIFE INSURANCE COMPANY

                   Notes to Consolidated Financial Statements

                             (Dollars in Thousands)

(10)  CAPITAL STOCK
      -------------

  The Company has outstanding 600,000 shares of Annually Adjustable Cumulative Perpetual Preferred Stock; 100,000 shares each of Series A, Series B, Series C, Series D, Series E, and Series F. All preferred stock is owned by FUNDCO. No other stock ranks Senior to the Series A-F preferred stock. The dividend rate will be 65% of the cost of the funds for CAPCO on commercial paper having a 180-day maturity on the first business day of each dividend period. The preferred stock has a par value of $100 and a liquidation value of $100 per share. The preferred stock shares are redeemable at the option of the Company for cash, in whole or in part, on the 15th day of each December for Series A and Series B and on the 15th day of each June for Series C, Series D, Series E, and Series F at par value plus accrued and unpaid dividends. Preferred stock dividends of $2,229, $2,200, and $1,830 were paid in 1998, 1997, and 1996 respectively, and $81 and $94 were accrued for each year after the last payments on December 15, 1998 and 1997, respectively.

  The Company has authorized 30,000 shares of common capital stock, $100 par value, of which 25,000 shares were issued and outstanding at December 31, 1998, 1997, and 1996. Dividends of $134,428, $45,546, and $14,000 were paid on the common stock during 1998, 1997, and 1996, respectively. The equity securities transferred had an original cost of $21,951, $11,560, $0, a fair value of $33,928, $22,546 and $0, and a realized gain of $11,977, $10,986, and
  $0 in 1998, 1997 and 1996, respectively.


(11)  UNASSIGNED SURPLUS AND DIVIDEND RESTRICTIONS
      --------------------------------------------

  Texas law limits the payment of dividends to shareholders. The maximum dividend that may be paid without prior approval of the Insurance Commissioner is limited to the greater of net gain from operations of the preceding calendar year or 10% of capital and surplus as of the prior December 31. As a result, dividend payments to shareholders were limited to approximately $66,910 in 1998 and are limited to $56,811 in 1999. Dividends are paid as determined by the Board of Directors and at its discretion. Extraordinary dividends approved by the Texas Department of Insurance, totaling $69,785, $0 and $0 were paid in 1998, 1997 and 1996, respectively.

  The Texas Department of Insurance imposes minimum risk-based capital requirements on insurance companies that were developed by the National Association of Insurance Commissioners (NAIC). The formulas for determining the amount of risk-based capital (RBC) specify various weighting factors that are applied to statutory financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of the Company's regulatory total adjusted capital to its authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The Company's current statutory capital and surplus is significantly in excess of the threshold RBC requirements.


(12)   BUSINESS SEGMENTS
       -----------------

  The significant business segments of the Company are life insurance, annuity products, and health insurance which are marketed primarily to individuals eligible for membership in USAA. The life insurance segment offers universal life, whole life, term, and other individual coverages. The annuity segment offers both fixed and variable annuity products. The health segment offers individual and group accident and health policies.



                                      80A

                          USAA LIFE INSURANCE COMPANY

                   Notes to Consolidated Financial Statements

                             (Dollars in Thousands)


The following table shows total revenues, income before income taxes, and total assets for these segments as of and for the years ended December 31, 1996, 1997, and 1998:

                                                                                   1998               1997               1996
                                                                                -----------       ------------       ------------
Revenues:
---------
Premiums:
     Life                                                                    $     281,655            277,631            264,382
     Annuity                                                                         6,755              8,143              7,792
     Health                                                                         75,602             70,051             65,268
                                                                                 ---------          ---------          ---------
                                                                             $     364,012            355,825            337,442

Investment income, net:
     Life                                                                    $     168,938            138,001            124,133
     Annuity                                                                       303,796            310,069            299,485
     Health                                                                          3,397              4,034              4,543
                                                                                 ---------          ---------          ---------
                                                                             $     476,131            452,104            428,161

Realized capital gains, net:
     Life                                                                    $        (489)            35,148             18,075
     Annuity                                                                        23,661              8,376             (4,302)
     Health                                                                              0                  0                  0
                                                                                 ---------          ---------          ---------
                                                                             $      23,172             43,524             13,773

Other revenues:
     Life                                                                    $      24,464             15,928              3,680
     Annuity                                                                        15,061             14,316              8,613
     Health                                                                         12,121             10,474              9,794
                                                                                 ---------          ---------          ---------
                                                                             $      51,646             40,718             22,087

     Total revenues:                                                         $     914,961            892,171            801,463
                                                                                 =========          =========          =========

Income before income taxes:
---------------------------
     Life                                                                    $      80,766            110,476             58,914
     Annuity                                                                        72,449             55,053             44,029
     Health                                                                         (3,721)             1,428             17,943
                                                                                 ---------          ---------          ---------
                                                                             $     149,494            166,957            120,886
                                                                                 =========          =========          =========

Income tax (expense) or benefit:
--------------------------------
     Life                                                                    $     (28,290)           (37,138)           (17,348)
     Annuity                                                                       (25,376)           (18,507)           (12,965)
     Health                                                                          1,303               (480)            (5,283)
                                                                                 ---------          ---------          ---------
                                                                             $     (52,363)           (56,125)           (35,596)
                                                                                 =========          =========          =========

Total assets:
-------------
     Life                                                                    $   3,143,667          2,462,903          1,971,134
     Annuity                                                                     5,251,162          4,823,421          4,389,271
     Health                                                                        105,739             92,574             83,432
                                                                                 ---------          ---------          ---------
                                                                             $   8,500,568          7,378,898          6,443,837
                                                                                 =========          =========          =========




                                      81A

                          USAA LIFE INSURANCE COMPANY

                   Notes to Consolidated Financial Statements

                             (Dollars in Thousands)


(13)  EMPLOYEE BENEFIT PLANS
      ----------------------

  (A) PENSION PLAN

      Substantially all employees are covered under a pension plan administered by USAA which is accounted for on a group basis. The benefits are determined based on years of service and the employee's salary at date of retirement. The total net pension cost allocated to the Company on the basis of salary expense was $4,422, $3,746, and $4,847 in 1998, 1997 and 1996, respectively. At December 31, 1998 and 1997, a liability of $0 and $899, respectively, has been recorded which represents the excess of net periodic pension cost allocated to the Company over its allocated funding requirements.

  (B) POSTRETIREMENT BENEFIT PLAN

      Substantially all employees of the Company may become eligible for certain medical and life insurance benefits provided for retired employees under a plan administered by USAA if they meet minimum age and service requirements and retire while working for USAA. The postretirement benefit cost allocated to the Company based on the number of employees was $1,084, $737 and $682 in 1998, 1997 and 1996, respectively. At December 31, 1998 and 1997, a liability of $2,097 and $974, respectively, has been recorded which represents the under-funding of the Company's allocated funding requirements under the net periodic postretirement benefit cost allocated to the Company.

  (C) CONTRIBUTORY RETIREMENT PLAN

      Substantially all employees of the Company and its subsidiaries are eligible to participate in USAA's contributory retirement plan. The Company matches participant contributions dollar for dollar to a maximum of 6% of a participant's compensation. The Company's contributions vest on a graduated basis up to 100% after five years of credited service. In 1998 and 1997, the Company's contributions to the Plan totaled $2,415 and $2,122, respectively.


(14)  SEPARATE ACCOUNT
      ----------------

  The Separate Account and the Life Insurance Separate Account are segregated asset accounts established under Texas law through which USAA Life Insurance Company invests the premium payments received from Contract Owners and Policy Owners, respectively. The assets of the Separate Accounts are the property of the Company. However, only the assets of the Separate Accounts in excess of the reserves, and other Contract liabilities with respect to the Separate Accounts, are chargeable with liabilities arising out of any other business the Company may conduct. Income, gains and losses, whether or not realized, are, in accordance with the Contracts and Policies, credited to or charged against the Separate Accounts without regard to other income, gains or losses of the Company. The Company's obligations arising under the Contracts are general corporate obligations.



                                      82A

                          USAA LIFE INSURANCE COMPANY

                   Notes to Consolidated Financial Statements

                             (Dollars in Thousands)

  The Separate Account currently is divided into twelve Variable Annuity Fund Accounts, each of which invests in a corresponding Fund. The Funds that are available under this Contract include seven funds of USAA Life Investment Trust, the Capital Growth Portfolio of the Scudder Variable Life Investment Fund, and the Growth Portfolio of the Alger American Fund, and three funds of the Bankers Trust Insurance Funds Trust series. The Accumulated Unit Value of the Contract in a Variable Fund Account will vary, primarily based on the investment experience of the Fund in whose shares the Variable Fund Account invests. The value of the Funds' securities are carried at market value, or, in the case of the USAA Life Variable Money Market Fund, at amortized cost, which approximates market value.

  The Company incurs mortality expenses on behalf of Separate Accounts contract holders and policy owners. The Company also incurs administrative expenses on behalf of contract owners. The Company collects fees for these expenses from contract holders and policy owners, respectively at set amounts. In addition, the Company incurs various expenses related to conducting the business or operations of the USAA Life Investment Trust (Trust) as outlined by an underwriting and administrative services agreement. The Company, out of its general account, has agreed to pay directly or reimburse the Trust for Trust expenses exceeding established limits. Such reimbursements were not significant in 1998 and 1997.

(15)  YEAR 2000
      ---------

  The Company has entered into contracts under which information technology support is provided by its affiliate, USAA Information Technology Company ("ITCO"), which is also an indirect, wholly-owned subsidiary of USAA. USAA established a Change of Century Program Management Office in 1994, and has since developed an extensive Change of Century Project Management Plan which is followed by ITCO personnel in the assessment, evaluation, testing, and certification of all systems utilized by the USAA companies, including the USAA Life Insurance Company.

  The Company, with assistance from ITCO and USAA, has also identified and contacted critical vendors and business partners whose computerized systems interface with the Company's systems, regarding their plans and progress in addressing their Year 2000 issues.

(16) COMMITMENTS AND CONTINGENCIES
     -----------------------------

  The Company is required by law to participate in the guaranty associations of the various states in which it does business. The state guaranty associations ensure payment of guaranteed benefits, with certain restrictions to policyholders of impaired or insolvent insurance companies, by assessing all other companies involved in similar lines of business.

  There are currently several insurance companies which had substantial amounts of annuity business, in the process of liquidation or rehabilitation. The Company paid $1,898, $1,953 and $2,437 to various state guaranty associations during the years ended December 31, 1998, 1997, and 1996, respectively. The Company accrues its best estimate for known insolvencies. At December 31, 1998 and 1997 accounts payable and accrued expenses include $6,052 and $8,931, respectively, related to estimated assessments.

  The Company is party to various lawsuits and claims generally incidental to its business. The ultimate disposition of these matters is not expected to have a significant adverse effect on the Company's financial position or results of operations.



                                      83A

We have not authorized anyone to give any information or make any representations other than those contained in this Prospectus (or any sales literature we approve) in connection with the offer of the Policies described herein. You may not rely on any such information or representations, if made. This Prospectus does not constitute an offer in any jurisdiction to any person to whom such offer would be unlawful. This Prospectus is valid only when accompanied or preceded by the current prospectuses for the Funds described herein.



                                      84A

              [LOGO OF USAA LIFE INSURANCE COMPANY APPEARS HERE]

                          USAA Life Insurance Company
                            9800 Fredericksburg Road
                            San Antonio, Texas 78288



                (C) Copyright, 1999, USAA. All rights reserved.

                                    PART II

              INFORMATION NOT REQUIRED TO BE FILED IN A PROSPECTUS


                          UNDERTAKING TO FILE REPORTS

      Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.


                     UNDERTAKING PURSUANT TO RULE 484(b)(1)
                        UNDER THE SECURITIES ACT OF 1933

     Rule 484(b)(1) under the Securities Act of 1933 requires a description of "[a]ny provision or arrangement . . . whereby the registrant may indemnify a director, officer or controlling person of the registrant against liabilities arising under the [Securities] Act." Registrant, the Life Insurance Separate Account of USAA Life Insurance Company, does not, as a technical matter, have any directors or officers. Nevertheless, Registrant, pursuant to Section 13 of the Amended and Restated Distribution and Administration Agreement, may indemnify, albeit indirectly, directors and/or officers of its depositor, USAA Life Insurance Company ("USAA Life"), as follows. Section 13 of such Agreement provides that Registrant shall indemnify the employees of USAA Investment Management Company ("IMCO"), Registrant's principal underwriter. To whatever extent any director or officer of USAA Life may be deemed to be an "employee" of IMCO, Registrant may be deemed to be permitted to indemnify such person pursuant to such Agreement, which is filed as Exhibit 1.(3)(a) to this Registration Statement and is herein incorporated by reference.

     Additionally, there are certain other provisions or arrangements whereby USAA Life, and/or certain of its affiliated persons, may be indemnified by parties or entities other than Registrant. Such provisions or arrangements are incorporated herein by reference, as follows: to Article IX of the By-Laws of USAA Life, filed as Exhibit 1.6(b) to this Registration Statement; to Section 9 of the Amended and Restated Underwriting and Administrative Services Agreement, filed as Exhibit 1.(8)(a) to this Registration Statement; to Section 12 of the Transfer Agent Agreement, as amended, filed as Exhibit 1.(8)(c) to this Registration Statement; to Section 6(b) of the Reimbursement Agreement, filed as
Exhibit 1.8(d)(iii) to this Registration Statement; to Section 12.2 of the Amended Participation Agreement, filed as Exhibit 1.8(e)(i) to this Registration Statement; to Section 7 of the Participation Agreement, filed as Exhibit 1.8(f)(i) to this Registration Statement; and to the Expense Allocation Agreement, filed as Exhibit 1.8(f)(ii) to this Registration Statement.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and

Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

REPRESENTATION REGARDING THE REASONABLENESS OF AGGREGATE FEES AND CHARGES DEDUCTED UNDER THE POLICIES PURSUANT TO SECTION 26(e)(2)(A) OF THE INVESTMENT COMPANY ACT OF 1940

     USAA Life Insurance Company ("USAA Life") represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company under the Policies. USAA Life bases its representation on its assessment of all of the facts and circumstances, including such relevant factors as: the nature and extent of such services, expenses and risks; the need for USAA Life to earn a profit; the degree to which the Policies include innovative features; and the regulatory standards for exemptive relief under the Investment Company Act of 1940 used prior to October 1996, including the range of industry practice. This representation applies to all Policies sold pursuant to this Registration Statement, including those sold on the terms specifically described in the prospectus contained herein, or any variations therein, based on supplements, endorsements, or riders to any Policies or prospectus, or otherwise.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following papers and documents:

The facing sheet.

Reconciliation and tie between items in Form N-8B-2 and the Prospectus.

Prospectus consisting of 84 pages.

Undertaking, pursuant to Section 15(d) of the Securities Exchange Act of 1934 to file reports.

Undertaking pursuant to Rule 484(b)(1) under the Securities Act of 1933, regarding indemnification.

Representation regarding the reasonableness of aggregate fees and charges.

The signatures.

Written consents of the following persons:

     Dwain A. Akins, Esq., Assistant Vice President and Assistant Secretary, USAA Life Insurance Company (filed as Exhibit 2)./4/

     KMPG LLP, Independent Auditors (see Exhibit 6). (Filed herewith.)

     James C. Hackard, ASA, MAAA, Associate Actuary, USAA Life Insurance Company (filed as Exhibit 9)./4/

The following exhibits:

     1. Exhibits required by Article IX, paragraph A, of Form N-8B-2:

        (1) Resolution of Board of Directors of USAA Life Insurance Company establishing Life Insurance Separate Account of USAA Life Insurance Company. (The resolution is filed in lieu of a trust or indenture creating a unit investment trust.)/1/

        (2)    Not applicable.

        (3)(a) Amended and Restated Distribution and Administration Agreement by and between USAA Life Insurance Company and USAA Investment Management Company, dated December 16, 1994 and amended and restated, to encompass variable universal life insurance, March 30, 1998./4/

        (3)(b) Not applicable.

        (3)(c)      Not applicable.

        (4)         Not applicable.

        (5) Revised Form of Variable Universal Life Insurance Policy (Policy Form No. VUL 31891TX), including riders./4/

        (6)(a) Articles of Incorporation of USAA Life Insurance Company, as amended./4/

        (6)(b)      Bylaws of USAA Life Insurance Company./4/

        (7)         Not applicable.

        (8)(a) Amended and Restated Underwriting and Administrative Services Agreement by and between USAA Life Insurance Company, USAA Life Investment Trust and USAA Investment Management Company, dated December 16, 1994, amended February 7, 1997, amended and restated, to encompass variable universal life insurance, February 26, 1998, and amended and restated, November 18, 1998./2,5/

        (8)(b)(i) Investment Advisory Agreement by and between USAA Life Investment Trust and USAA Investment Management Company, dated December 16, 1994./2/

        (8)(b)(ii) Amendment to Investment Advisory Agreement by and between USAA Life Investment Trust and USAA Investment Management Company, with respect to Funds added to Trust, dated February 7, 1997./3/

        (8)(b)(iii) Second Amendment to Investment Advisory Agreement by and
                    between USAA Life Investment Trust and USAA Investment Management Company, to encompass variable life insurance, dated February 18, 1998./2/

        (8)(c)(i) Transfer Agent Agreement by and between USAA Life Investment Trust and USAA Life Insurance Company, dated December 15, 1994./2/

        (8)(c)(ii) Letter Agreement by and between USAA Life Investment Trust and USAA Life Insurance Company, appointing USAA Life as the Transfer Agent and Dividend Disbursing Agent for Funds added to Trust, dated February 7, 1997./2/

        (8)(c)(iii) Amendment to Transfer Agent Agreement by and between USAA
                    Life Investment Trust and USAA Life Insurance Company, to encompass variable universal life insurance, dated February 18, 1998./2/

        (8)(d)(i) Amended Participation Agreement by and between Scudder Variable Life Investment Fund and USAA Life Insurance Company, dated February 3, 1995, as amended May 21, 1998./6/

        (8)(d)(ii) Amended Participating Contract and Policy Agreement by and between Scudder Investor Services, Inc. and USAA Investment Management Company, dated February 3, 1995, as amended April 29, 1998./6/

        (8)(d)(iii) Amended Reimbursement Agreement by and between Scudder
                    Kemper Investments, Inc. and USAA life Insurance Company, dated February 3, 1995, as amended May 21, 1998./6/

        (8)(d)(iv) Amended Letter Agreement by and between Scudder Kemper Investments, Inc., Scudder Investor Services, Inc., Scudder Variable Life Investment Fund, USAA Life Insurance Company and USAA Investment Management Company, dated February 3, 1995, as amended March 16, 1998./6/

        (8)(e)(i) Amended Participation Agreement by and between The Alger American Fund, Fred Alger Management, Inc., Fred Alger & Company, Incorporated, and USAA Life Insurance Company, dated December 16, 1994, as amended March 16, 1998./4/

        (8)(e)(ii) Amended Expense Allocation Agreement by and between Fred Alger Management, Inc., Fred Alger & Company, Incorporated, and USAA Life Insurance Company, dated December 16, 1994 as amended March 16, 1998./4/

        (8)(f)(i) Participation Agreement by and between BT Insurance Funds Trust, Bankers Trust Company and USAA Life Insurance Company, dated April 30, 1998./4/

        (8)(f)(ii) Expense Allocation Agreement by and between Bankers Trust Company and USAA Life Insurance Company, dated April 30, 1998./4/

        (10)(a)(i) Revised Form of Application for the Variable Universal Life Insurance Policy filed as Exhibit 1.(5). /4/

        (10)(a)(ii) Form of Application for Variable Universal Life Insurance
                    Policy Change./4/

        (10)(b)     Proposed Section 1035 Exchange Form./4/

     Other Exhibits

        2. Opinion and Consent of Dwain A. Akins, Esq. Assistant Vice President and Assistant Secretary, USAA Life Insurance Company, as to the legality of the Policy interests being registered./4/

        3.     Not applicable.

        4.     Not applicable.

        5.     Financial Data Schedule. (See Exhibit 27 below.)

        6.     Consent of KPMG LLP, Independent Auditors. (Filed herewith.)

        7. Powers of Attorney for: Edwin L. Rosane, Robert G. Davis, Bradford W. Rich, Josue Robles, Jr., Michael J.C. Roth, Janice E. Marshall, William B. Tracy, Donald R. Walker, and James A. Robinson./1/

        8. Revised form of illustration showing cash values, cash surrender values, and death benefits, based on annualized rates of return of 0%, 6%, and 12%, and based on current and guaranteed Policy charges. (Filed herewith.)

        9. Opinion and Consent of James C. Hackard, ASA, MAAA, Associate Actuary, USAA Life Insurance Company, as to the methodology for computing cash values, cash surrender values, and death benefits as described in the form of illustration filed as Exhibit 8./4/

        27. Financial Data Schedule. (Inapplicable, because, notwithstanding Instruction 5 as to Exhibits, the Commission staff has advised that no such Schedule is required.)

     /1/ Previously filed on January 30, 1998, with the initial filing of this Registration Statement.

     /2/ Incorporated herein by reference to Post-Effective Amendment No. 6, filed on March 2, 1998, to the Form N-1A Registration Statement (File No. 33-82270) of USAA Life Investment Trust.

     /3/ Incorporated herein by reference to Post-Effective Amendment No. 3, filed on February 14, 1997, to Form N-1A Registration Statement (File No. 33-82270) of USAA Life Investment Trust.

     /4/ Previously filed on May 15, 1998, with the Pre-Effective Amendment to Registrant's Form S-6 Registration Statement.

     /5/ Incorporated herein by reference to Post-Effective Amendment No. 7, filed on February 26, 1999, to the Form N-1A Registration Statement (File No. 33-82270) of USAA Life Investment Trust.

     /6/ Previously filed on February 26, 1999, with the Post-Effective Amendment No. 1 to Registrant's Form S-6 Registration Statement.

                                   SIGNATURE

       Pursuant to the requirements of the Securities Act of 1933, the Registrant, Life Insurance Separate Account of USAA Life Insurance Company, has duly caused this amended Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto fixed and attested, all in the City of San Antonio, and State of Texas, on this 27th day of April, 1999.

                               Signature: Life Insurance Separate Account of
                                          USAA Life Insurance Company
                                          (Registrant)

                               By:        USAA Life Insurance Company
                                          (On behalf of Registrant and itself)

                               By:        /s/ EDWIN L. ROSANE
                                          -----------------------------------
                                          EDWIN L. ROSANE
                                          Vice Chairman, Chief Executive Officer
                                          and President


Attest: /s/ DWAIN A. AKINS
        ------------------------
        DWAIN A. AKINS
        Assistant Vice President
        and Assistant Secretary

                                   SIGNATURE

     Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following person in the capacity and on the date indicated.

Signature                            Title             Date

*/s/ROBERT G. DAVIS                Chairman        April 27, 1999
-------------------
Robert G. Davis



*Signed by Dwain A. Akins, as Attorney-in-fact.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following person in the capacity and on the date indicated.

Signature                             Title                  Date

/s/EDWIN L. ROSANE                  Director              April 22, 1999
------------------
Edwin L. Rosane

                                   SIGNATURE

     Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following person in the capacity and on the date indicated.

Signature                              Title                     Date

/s/ BRADFORD W. RICH                 Director                April 23, 1999
--------------------
Bradford W. Rich

                                   SIGNATURE

       Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following person in the capacity and on the date indicated.

Signature                               Title                    Date

/s/ JOSUE ROBLES, JR.                 Director               April 22, 1999
---------------------
Josue Robles, Jr.

                                   SIGNATURE

       Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following person in the capacity and on the date indicated.

Signature                               Title                    Date

/s/MICHAEL J.C. ROTH                  Director              April 26, 1999
--------------------
Michael J.C. Roth

                                   SIGNATURE

       Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following person in the capacity and on the date indicated.

Signature                              Title                     Date

/s/ JANICE E. MARSHALL               Director               April 22, 1999
----------------------
Janice E. Marshall

                                   SIGNATURE

       Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following person in the capacity and on the date indicated.

Signature                               Title                    Date

*/s/DONALD B. WALKER                  Director               April 27, 1999
--------------------
Donald B. Walker


*Signed by Dwain A. Akins, as Attorney-in-fact.

                                   SIGNATURE

       Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following person in the capacity and on the date indicated.

Signature                                 Title                       Date

/s/ JAMES A. ROBINSON           Senior Vice President and        April 25, 1999
---------------------         Treasurer (Principal Financial
James A. Robinson                and Accounting Officer)

                                 EXHIBIT INDEX

6.   Consent of KPMG LLP, Independent Auditors.  (Filed herewith.)

8. Revised form of illustration showing cash values, cash surrender values, and death benefits based on an annualized rates of return of 0%, 6%, and 12%, and based on current and guaranteed Policy charges. (Filed herewith.)